SEMIANNUAL REPORT  MARCH 31, 2000

Prudential
Bond Market Index Fund

Fund Type Bond

Objective Provide investment results that correspond to the total return performance of the applicable index

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential Bond Market Index Fund seeks to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities that currently is the Lehman Brothers
Aggregate Index (the Index). The Index is composed of
U.S. government securities, investment-grade corporate bonds, mortgage-backed securities, and asset-backed securities--all of which must be investment grade and pay a fixed interest rate. The difference between the Fund's return and that of the Index is primarily due to fees and management expenses. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
   Expressed as a percentage of
long-term investments as of 3/31/00
      34.7% Mortgage-Backed
      29.4  U.S. Treasury Securities
      21.7  Corporates
      8.5   U.S. Government Agency
      2.3   Collateralized Mortgage Obligations
      1.7   Asset-Backed
      1.7   Foreign Gov't Obligations

Credit Quality
   Expressed as a percentage of long-term
total investments as of 3/31/00
      77.2%   Aaa
       4.1    Aa
      10.9    A
       7.5    Baa
       0.3    Ba
www.prudential.com           (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                    As of 3/31/00

                          Six            One            Since
                         Months          Year         Inception2
Class Z                1.88% (1.78)   1.29% (1.08)   12.12% (11.32)
Lipper Intermediate
U.S Gov't Fund Avg.3      1.53            0.97           10.57
Lehman Brothers
Aggregate Bond Index4     2.08            1.87           13.42


Average Annual Total Returns1                 As of 3/31/00
                One            Since
                Year         Inception2
   Class Z   1.29% (1.08)   4.69% (4.39)


Distributions and Yields                   As of 3/31/00

             Total Distributions    30-Day
             Paid for Six Months   SEC Yield
   Class Z         $0.57             6.53%


Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).
2 Inception date: Class Z, 10/1/97. The Lipper reporting period begins 9/30/97.
3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since-inception periods in the Intermediate U.S. Government Fund category. The Lipper average is unmanaged. Intermediate
U.S. Government funds invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years.
4 Source: Lehman Brothers, Inc. based on data retrieved by Lipper Inc. The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the total return provided by a universe of bonds weighted by market value.
The Fund is neither sponsored by, nor affiliated with, Lehman Brothers, Inc. Investors cannot invest directly in an index.

Prudential Bond Market Index Fund

Message From the Fund's President    May 24, 2000

Dear Shareholder,
On May 24, 2000, the Board of Trustees of Prudential
Index Series Fund for Prudential Bond Index Fund decided that it was in our shareholders' best interest to liquidate the Fund as soon as possible, but no later than September 29, 2000. The decision to liquidate was based upon the determination that over its lifetime, the Fund was unable to gather enough assets to operate efficiently. You should receive further communication about this decision shortly.
The Fund's Class Z shares returned 1.88% for the six months that ended on March 31, 2000, which was below the 2.08% return on the Lehman Brothers Aggregate Bond Index, but above the 1.53% return on the Lipper Intermediate
U.S. Government Fund Average.
The low returns of the Fund, the Lehman Index, and the Lipper Average reflect a period during which several variables affected the U.S. bond markets. For example, the fixed-income markets had to contend with repeated increases in short-term interest rates by the Federal
Reserve, as well as technical factors that created imbalances in the supply and demand for certain types of debt securities. The following report examines these trends during our six-month review period, and explains how the Fund was positioned accordingly.
Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld, President
Prudential Index Series Fund
www.prudential.com                  (800) 225-1852

Investment Adviser's Report

Dear Shareholder,
There was rarely a dull moment in the U.S. bond markets during the six months that ended on March 31, 2000.
Besides a trend toward higher interest rates in the United States, bond investors dealt with a rapidly shrinking supply of longer-term U.S. Treasury securities and a legislative proposal to end the federal government's implicit support of the nation's two largest buyers of home mortgages. These developments heightened volatility in the domestic fixed-income markets.
Interest-rate fears deepened on October 5, 1999, when
Federal Reserve policy makers announced they were leaning toward tightening monetary policy. The Fed had already raised short-term rates twice in the summer of 1999, hoping that higher borrowing costs would slow U.S.
economic activity and prevent rising inflation. But the central bankers remained so concerned about economic conditions that they stood ready to increase rates again, if necessary.
In anticipation of the next rate hike, investors began to drive bond yields higher, which caused their prices to fall. On November 16, 1999, the Fed boosted its target for the federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.50%.
Its discount rate on banks that borrow from the Federal
Reserve system was increased to 5.00% from 4.75%.
Prices of longer-term Treasuries climbed...
Prices in U.S. fixed-income markets continued to decline, pushing up the
30-year Treasury bond yield to 6.74% in mid-January 2000-- its highest level during our six-month review period.
However, the sell-off soon turned into a powerful rally, at least for longer-term Treasuries.
The U.S. Treasury Department announced it would issue fewer of its longer-term securities because of the growing federal budget surplus and a reduced need to sell new debt. It also commenced its program to buy back
$30 billion of older, mostly longer-term Treasuries by the end of 2000.

Prudential Bond Market Index Fund

Investment Adviser's Report

The buyback amount is a small portion of the more than $3.3 trillion in publicly traded U.S. government debt.
Nevertheless, the prospect of a declining supply of longer-term Treasuries set off a stampede to buy them.
This trend drove the price of 30-year Treasury bonds so high that their yield slid below 6.00%, which was lower than the yield on two-year Treasury notes. This anomaly is called an inversion of the yield curve, which is a graph that depicts yields on Treasuries from the shortest to the longest maturity. Although an inverted yield curve typically signals an impending economic recession, we believe it occurred this time primarily because the demand for longer-term Treasuries exceeded the supply.
 ...leaving other U.S. bond markets in the dust
Other U.S. fixed-income markets could not keep up with the rally in longer-term Treasuries. For example, investment-grade corporate bonds returned only 1.46% for the six months that ended on March 31, 2000, compared with 3.02% for Treasuries. Investor demand for investment-grade corporate bonds faded amid concern that the Fed might raise rates enough to materially slow U.S.
economic growth and hurt corporate credit quality. The central bank engineered quarter-point rate hikes in February and March 2000. These moves raised the federal funds rate to 6.00% and its discount rate to 5.50%.
Clinton support of legislative proposal rocked mortgage-backed securities
Besides the changes in monetary policy, there was also concern about the remarks of a U.S. Treasury official who said the Clinton administration backs a bill that would end implicit government support for Fannie Mae and Freddie Mac. These two government-sponsored enterprises buy select mortgages from financial institutions and package the mortgages into securities that are sold to investors by Wall Street brokerage firms.

www.prudential.com     (800) 225-1852

Neither Fannie Mae's nor Freddie Mac's mortgage-backed securities are backed by the full faith and credit of the U.S. government. However, both have a line of credit from the U.S. Treasury that can be drawn on in a crisis. The possibility that this line of credit may be repealed led some investors to sell the mortgage-backed securities and bonds of Fannie Mae and Freddie Mac. For the six-month period, mortgage-backed securities returned a modest
1.77%.
Looking Ahead
On May 16, 2000, the Fed increased the federal funds rate and its discount rate by half of a percentage point to 6.50% and 6.00%, respectively. We believe the central bank will continue to tighten monetary policy by another half of a percentage point this year. Because of the Fed's repeated efforts, we expect U.S. economic growth to moderate slightly and inflation to taper off in the second half of the year.
Under these more favorable economic conditions, investment-grade corporate bonds, mortgage-backed securities, federal agency securities, and asset-backed securities should perform better than Treasuries later in the year. Their improved performance is all the more likely because these bond markets cheapened substantially relative to Treasuries in the first quarter of 2000.
Prudential Index Series Fund Management Team

Prudential Bond Market Index Fund

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited)

                                                                            Principal
                                          Moody's    Interest    Maturity   Amount        Value
Description (a)                           Rating     Rate        Date       (000)         (Note 1)
----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98%
Corporate Bonds  20%
----------------------------------------------------------------------------------------
Finance  9.1%
Bank Tokyo Mitsubishi Ltd.                A3         8.40%       04/15/10   $      150    $   151,875
BankAmerica Corp.                         Aa3        7.20        04/15/06          330        324,852
BankBoston Corp.                          A2         6.125       03/15/02          115        112,353
Chase Manhattan Corp.                     A1         7.125       03/01/05          250        247,393
Chemical Bank                             Aa3        7.00        06/01/05          180        176,364
Citicorp                                  A1         7.625       05/01/05          300        302,460
Donaldson, Lufkin & Jenrette, Inc.        A3         6.50        06/01/08          350        320,348
First Union Corp.                         A2         7.50        07/15/06          110        109,329
General Motors Acceptance Corp.           A2         7.75        01/19/10          360        363,323
Heller Financial, Inc.                    A3         6.00        03/19/04          200        189,136
Intermediate American Development
 Bank                                     Aaa        7.375       01/15/10          245        246,377
Lehman Brothers Holdings, Inc.            A3         6.625       02/05/06           35         33,423
Merrill Lynch and Co., Inc.               Aa3        6.50        04/01/01           60         59,602
Merrill Lynch and Co., Inc.               Aa3        6.00        02/17/09          500        446,235
Morgan Stanley Dean Witter                Aa3        7.125       01/15/03          500        496,715
Nations Bank                              Aa3        7.50        09/15/06          100         99,893
Swiss Bank Corp.                          Aa1        7.00        10/15/15          200        188,660
U.S. West Capital Funding, Inc.           Baa1       6.875       08/15/01          200        198,680
                                                                                          -----------
                                                                                            4,067,018
----------------------------------------------------------------------------------------
Industrials  7.6%
Caterpillar, Inc.                         A2         9.00        04/15/06          180        192,368
Coca Cola Enterprises, Inc.               A2         8.50        02/01/22           50         54,451
Comcast Cable(b)                          Baa2       6.20        11/15/08          400        360,696
Delta Air Lines, Inc.                     Baa3       8.30        12/15/29          150        139,460
Ford Motor Co.                            A1         6.375       02/01/29          100         84,337
Ford Motor Credit Co.                     A1         9.98        02/15/47          220        277,768
IBM Corp.(b)                              A1         5.625       04/12/04          150        141,702
IBM Corp.                                 A1         5.50        01/15/09          225        200,988
Lockheed Martin Corp.                     Baa3       7.25        05/15/06          200        191,666

    6                                      See Notes to Financial Statements

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

                                                                            Principal
                                          Moody's    Interest    Maturity   Amount        Value
Description (a)                           Rating     Rate        Date       (000)         (Note 1)
----------------------------------------------------------------------------------------------------------
News America Holdings, Inc.(b)            Baa3       8.875%      04/26/23   $      300    $   316,578
News America Holdings, Inc.               Baa3       9.25        02/01/13          200        219,046
Northrop Grumman Corp.                    Baa3       8.625       10/15/04          200        205,410
Penney (J.C.) & Co.(b)                    Baa2       9.05        03/01/01          250        251,662
Rockwell International Corp.(b)           A1         6.625       06/01/05          450        439,141
Union Pacific Corp.                       Baa3       6.625       02/01/29          200        169,590
Waste Management, Inc.                    Ba1        6.625       07/15/02          150        140,518
                                                                                          -----------
                                                                                            3,385,381
----------------------------------------------------------------------------------------
Utilities  3.3%
AT&T Corp.                                A1         6.00        03/15/09          150        135,719
Carolina Power & Light Co.                A2         6.80        08/15/07           70         67,435
Electric Lightwave, Inc.                  A2         6.05        05/15/04          150        140,250
Empresa Electric Pehuenche S.A.           Baa1       7.30        05/01/03          300        285,009
GTE Corp.                                 Baa1       6.36        04/15/06          250        235,497
GTE Corp.                                 Baa1       7.51        04/01/09           75         74,671
Pacificorp                                A2         6.375       05/15/08          300        273,315
Sprint Capital Corp.                      Baa1       6.90        05/01/19          180        164,704
TCI Communications, Inc.(b)               A2         8.75        08/01/15          100        109,532
                                                                                          -----------
                                                                                            1,486,132
                                                                                          -----------
Total corporate bonds
 (cost $9,319,667)                                                                          8,938,531
----------------------------------------------------------------------------------------
Asset Backed Securities  1.7%
Credit Card Receivables Trust,
 Series 1998-I                            Aaa        6.478       12/22/04          252        246,150
World Financial Network Credit Card
 Master Trust, Series 1996 B,
 Class A                                  Aaa        6.95        04/15/06          500        495,000
                                                                                          -----------
Total asset backed securities
 (cost $764,350)                                                                              741,150

    See Notes to Financial Statements                                      7

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

                                                                            Principal
                                          Moody's    Interest    Maturity   Amount        Value
Description (a)                           Rating     Rate        Date       (000)         (Note 1)
----------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations  2.2%
First Union National Bank Chase
 Certificate 1999 C2                      Aaa        6.65%       04/15/09   $      650    $   612,803
Shurgard Securities Trust, Series 1,
 Class 1                                  Aaa        8.24        06/15/01          380        380,890
                                                                                          -----------
Total collateralized mortgage
 obligations (cost $1,004,749)                                                                993,693
----------------------------------------------------------------------------------------
Mortgage Backed Securities  34.0%
Federal Home Loan Mortgage Corp.                     08.00       10/01/24           55         55,085
Federal Home Loan Mortgage Corp.                     08.00       08/01/27          922        927,043
Federal Home Loan Mortgage Corp.                     6.50        11/01/28          848        797,083
Federal Home Loan Mortgage Corp.(a)                  7.00        04/01/30        1,500      1,442,805
Federal National Mortgage Assoc.                     7.50        05/01/13          276        276,585
Federal National Mortgage Assoc.                     7.50        01/01/14          100        100,315
Federal National Mortgage Assoc.                     7.50        04/01/14          387        387,601
Federal National Mortgage Assoc.                     6.00        06/01/14          954        898,149
Federal National Mortgage Assoc.                     7.50        06/01/26          480        472,965
Federal National Mortgage Assoc.                     7.50        11/01/27          418        411,480
Federal National Mortgage Assoc.                     7.50        09/01/28          327        321,965
Federal National Mortgage Assoc.                     6.00        04/01/29          489        445,423
Federal National Mortgage Assoc.                     6.00        06/01/29          495        450,695
Federal National Mortgage Assoc.(a)                  6.50        04/01/30        3,000      2,812,500
Federal National Mortgage Assoc.(a)                  6.50        02/27/15        1,500      1,444,215
Federal National Mortgage Assoc.                     6.50        08/15/04          400        391,312
Federal National Mortgage Assoc.(a)                  7.00        04/01/15          400        392,936
Government National Mortgage Assoc.                  8.49        01/15/19           84         86,222
Government National Mortgage Assoc.                  7.50        04/15/26           48         47,765
Government National Mortgage Assoc.                  7.50        04/15/27          311        308,664
Government National Mortgage Assoc.                  7.50        08/15/28          416        413,431
Government National Mortgage Assoc.                  6.50        09/15/28          935        882,491
Government National Mortgage
 Assoc.(a)                                           7.00        04/01/30        1,500      1,453,125
                                                                                          -----------
Total mortgage backed securities
 (cost $18,373,233)                                                                        15,219,855

    8                                      See Notes to Financial Statements

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

                                                                            Principal
                                          Moody's    Interest    Maturity   Amount        Value
Description (a)                           Rating     Rate        Date       (000)         (Note 1)
----------------------------------------------------------------------------------------------------------
U.S. Government Obligations  28.8%
United States Treasury Bond(b)                       10.75%      02/15/03   $      950    $ 1,053,607
United States Treasury Bond(b)                       13.875      05/15/11          540        737,942
United States Treasury Bond(b)                       10.375      11/15/12          570        700,832
United States Treasury Bond(b)                       11.25       02/15/15          300        443,625
United States Treasury Bond(b)                       8.75        08/15/20          200        258,782
United States Treasury Bond(b)                       7.125       02/15/23        3,100      3,469,086
United States Treasury Bond(b)                       6.375       08/15/27           85         88,546
United States Treasury Bond                          6.125       08/15/29          125        127,403
United States Treasury Bond(b)                       11.875      11/15/03          315        368,008
United States Treasury Note(b)                       7.875       08/15/01          710        722,539
United States Treasury Note(b)                       6.50        02/28/02        2,700      2,698,731
United States Treasury Note(b)                       6.25        08/31/02          480        477,374
United States Treasury Note(b)                       5.75        10/31/02          200        196,562
United States Treasury Note(b)                       6.25        02/15/03          900        894,654
United States Treasury Note(b)                       6.00        08/15/04           45         44,389
United States Treasury Note(b)                       5.875       11/15/04          560        549,847
United States Treasury Note(b)                       6.50        08/15/05           60         60,356
                                                                                          -----------
Total U.S. government obligations
 (cost $9,969,150)                                                                         12,892,283
----------------------------------------------------------------------------------------
U.S. Government Agency Obligations  8.4%
Federal Farm Credit Bank                             5.25        05/01/02          400        387,760
Federal Home Loan Mortgage Corp.                     5.50        05/15/02          700        679,766
Federal National Mortgage Assoc.(b)                  5.75        06/15/05        1,200      1,129,872
Federal National Mortgage Assoc.                     5.25        01/15/09          100         87,516
Federal National Mortgage Assoc.                     6.375       06/15/09          700        662,375
Federal National Mortgage Assoc.                     6.72        08/01/05          200        196,124
Small Business Administration                        6.55        12/01/17          627        596,358
                                                                                          -----------
Total U.S. government agency obligations
 (cost $3,887,615)                                                                          3,739,771
----------------------------------------------------------------------------------------
Foreign Corporate Bonds  1.3%
Hanson PLC (United Kingdom)(b)            A3         7.375       01/15/03          300        299,796
Tyco International Group
 (Luxembourg)(b)                          Baa1       6.375       06/15/05          300        281,391
                                                                                          -----------
Total foreign corporate bonds
 (cost $606,443)                                                                              581,187

    See Notes to Financial Statements                                      9

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

                                                                            Principal
                                          Moody's    Interest    Maturity   Amount        Value
Description (a)                           Rating     Rate        Date       (000)         (Note 1)
----------------------------------------------------------------------------------------------------------
Foreign Government Obligations  1.6%
Hydro Quebec (Canada)                     A2         8.00%       02/01/13   $      500    $   526,305
United Mexican States (Mexico)            Baa3       10.375      02/17/09          100        107,500
United Mexican States (Mexico)            Baa3       9.875       02/01/10          100        103,938
                                                                                          -----------
Total foreign government securities
 (cost $732,315)                                                                              737,743
                                                                                          -----------
Total long-term investments
 (cost $44,657,522)                                                                        43,844,213
                                                                                          -----------
SHORT-TERM INVESTMENTS  17.6%
Repurchase Agreement  16.9%
Joint Repurchase Agreement Account,
 6.153%, 04/3/00
 (cost $7,570,000; Note 5)                           6.153       04/03/00        7,570      7,570,000
----------------------------------------------------------------------------------------
Corporate Bond  0.7%
Spieker Properties LP (Finance)(b)        Baa2       6.65        12/15/00          325        322,611
                                                                                          -----------
Total short-term investments
 (cost $7,895,650)                                                                          7,892,611
                                                                                          -----------
Total Investments  115.6%
 (cost $52,553,172; Note 4)                                                                51,736,824
Liabilities in excess of other
 assets  (15.6)%                                                                           (7,007,474)
                                                                                          -----------
Net Assets  100%                                                                          $44,729,350
                                                                                          -----------
                                                                                          -----------

------------------------------
LP--Limited Partnership.
PLC--Public Limited Company (British Corporation).
(a) Mortgage dollar roll, see Note 1 and Note 4.
(b) All or partial principal amount pledged as collateral for dollar rolls.
    10                                     See Notes to Financial Statements

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments excluding repurchase agreement, at value (cost
$44,983,172)                                                        $44,166,824
Repurchase agreement, at value (cost $7,570,000)                      7,570,000
Interest receivable                                                     525,893
Receivable for Fund shares sold                                          61,017
Prepaid expenses                                                            283
                                                                 -----------------
      Total assets                                                   52,324,017
                                                                 -----------------
LIABILITIES
Dollar roll payable                                                   7,534,817
Accrued expenses                                                         33,627
Payable for Fund shares repurchased                                      25,328
Due to Manager                                                              895
                                                                 -----------------
      Total liabilities                                               7,594,667
                                                                 -----------------
NET ASSETS                                                          $44,729,350
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                                  4,533
   Paid-in capital in excess of par                                  45,797,125
                                                                 -----------------
                                                                     45,801,658
Undistributed net investment income                                     722,063
Accumulated net realized loss on investments                           (978,023)
Net unrealized depreciation on investments                             (816,348)
                                                                 -----------------
Net assets, March 31, 2000                                          $44,729,350
                                                                 -----------------
                                                                 -----------------
Class Z:
Net asset value per share ($44,729,350 / 4,533,219 shares of
   beneficial interest issued and outstanding)                            $9.87
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     11

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                  March 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 1,502,343
                                                                 -----------------
Expenses
   Management fee                                                        56,389
   Custodian's fees and expenses                                         40,000
   Audit fee                                                              9,000
   Registration expense                                                   8,500
   Reports to shareholders                                                7,000
   Legal fees                                                             5,000
   Transfer agent's fees and expenses                                     9,500
   Trustees' fees                                                         4,300
   Miscellaneous                                                            818
                                                                 -----------------
    Total operating expenses                                            140,507
Less: Expense subsidy (Note 2)                                          (50,275)
                                                                 -----------------
    Net expenses                                                         90,232
                                                                 -----------------
Net investment income                                                 1,412,111
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                           (618,099)
Net change in unrealized appreciation on investments                     11,804
                                                                 -----------------
Net loss on investments                                                (606,295)
                                                                 -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                          $   805,816
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months
                                                   Ended              Year Ended
                                              March 31, 2000      September 30, 1999
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $ 1,412,111          $  2,357,212
   Net realized loss on investments                (618,099)             (356,867)
   Net change in unrealized
      appreciation/depreciation on
      investments                                    11,804            (2,258,971)
                                             -----------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                     805,816              (258,626)
                                             -----------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income          (2,528,340)           (1,981,623)
                                             -----------------    ------------------
   Distributions from net realized gains                 --              (204,867)
                                             -----------------    ------------------
Fund share transactions
   Net proceeds from shares sold                  4,686,515            12,886,652
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               2,511,934             2,184,408
   Cost of shares reacquired                     (5,708,736)           (7,453,391)
                                             -----------------    ------------------
   Net increase in net assets from Fund
      share transactions                          1,489,713             7,617,669
                                             -----------------    ------------------
Total increase (decrease)                          (232,811)            5,172,553
NET ASSETS
Beginning of period                              44,962,161            39,789,608
                                             -----------------    ------------------
End of period(a)                                $44,729,350          $ 44,962,161
                                             -----------------    ------------------
                                             -----------------    ------------------
---------------
(a) Includes undistributed net investment
    income of                                   $   722,063          $  1,838,292
                                             -----------------    ------------------

    See Notes to Financial Statements                                     13

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Notes to Financial Statements (Unaudited)
      Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is Prudential Bond Market Index Fund (the 'Fund').
      The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities, currently the Lehman Brothers Aggregate Index.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
      Securities Valuation:    Securities for which the primary market is on an
exchange are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid price and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.
      Options on securities that are listed on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.
      Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology that, in the judgement of the manager or subadviser, represents fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager and the subadviser.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians
    14

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      Dollar Rolls:    The Fund enters into mortgage dollar rolls in which the
Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discounts and amortizes premiums on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such
                                                                          15

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Company bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .25 of 1% of the Fund's average daily net assets.
      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.
      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').
      PIFM has agreed to subsidize the operating expenses of the Fund, so that total Fund operating expenses do not exceed .40% on an annualized basis of the Fund's average daily net assets. For the six months ended March 31, 2000, PIFM subsidized $50,275 of the expenses of the Fund (0.22% of the average daily net assets or $0.011 per share).
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended March 31, 2000.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended March 31, 2000, the Fund incurred fees of approximately $9,200 for the services of PMFS. As of March 31, 2000, approximately $1,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2000, were $72,912,622 and $71,502,651,
    16

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
respectively, which includes purchases and sales of U.S. government obligations of $38,235,259 and $67,186,500, respectively.
      The federal income tax basis of the Fund's investments at March 31, 2000 was $52,674,381 and, accordingly, net unrealized depreciation for federal income tax purposes was $937,557 (gross unrealized appreciation-$170,030; gross unrealized depreciation-$1,107,587).
      For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 1999 of $34,592 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
      The Fund elected, for United States Federal income tax purposes, to treat short-term capital losses of $374,080 and long-term capital gains of $57,975 incurred in the eleven months ended September 30, 1999 as having incurred in the current fiscal year.
      The average monthly balance of dollar rolls outstanding during the six months ended March 31, 2000 was approximately $6,750,000.
Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 2000, the Fund had a 1.15% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $7,570,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
      Bear, Stearns & Co., Inc., 6.10%, in the principal amount of $120,000,000, repurchase price $120,061,000, due 04/3/00. The value of the collateral including accrued interest was $123,642,827.
      Credit Suisse First Boston Corp., 6.10%, in the principal amount of $130,000,000, repurchase price $130,066,083, due 04/3/00. The value of the collateral including accrued interest was $134,450,258.
      Greenwich Capital Markets, Inc., 6.15%, in the principal amount of $100,000,000, repurchase price $100,051,250, due 04/3/00. The value of the collateral including accrued interest was $102,005,200.
      Goldman, Sachs & Co., 6.09%, in the principal amount of $100,000,000, repurchase price $100,050,750, due 04/3/00. The value of the collateral including accrued interest was $102,000,425.
                                                                          17

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.09%, in the principal amount of $207,289,000, repurchase price $207,396,963, due 04/3/00. The value of the collateral including accrued interest was $211,435,308.
Note 6. Capital
The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest were as follows:

Class Z                                                                       Shares
-------------------------------------------------------------------------   ----------
Six months ended March 31, 2000:
Shares sold                                                                    467,682
Shares issued in reinvestment of dividends and distributions                   257,899
Shares reacquired                                                             (577,238)
                                                                            ----------
Net increase in shares outstanding                                             148,343
                                                                            ----------
                                                                            ----------
Year ended September 30, 1999:
Shares sold                                                                  1,253,085
Shares issued in reinvestment of dividends and distributions                   213,321
Shares reacquired                                                             (727,602)
                                                                            ----------
Net increase in shares outstanding                                             738,804
                                                                            ----------
                                                                            ----------

      As of March 31, 2000, 3,407,808 shares of the Fund were owned by The Prudential.
    18

       Prudential Index Series Fund      Prudential Bond Market Index Fund
             Financial Highlights (Unaudited)

                                                                                 October 1, 1997(c)
                                       Six Months Ended        Year Ended             Through
                                          March 31,          September 30,         September 30,
                                             2000                 1999                  1998
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                     $  10.25             $  10.91              $  10.00
                                           --------             --------              --------
Income from investment operations
Net investment income(d)                        .31                  .55                   .55
Net realized and unrealized gain
   (loss) on investment
   transactions                                (.12)                (.62)                  .52
                                           --------             --------              --------
      Total from investment
      operations                                .19                 (.07)                 1.07
                                           --------             --------              --------
Less distributions
Dividends from net investment
income                                         (.57)                (.53)                 (.15)
Distributions from net realized
gains                                            --                 (.06)                 (.01)
                                           --------             --------              --------
      Total dividends and
      distributions                            (.57)                (.59)                 (.16)
                                           --------             --------              --------
Net asset value, end of period             $   9.87             $  10.25              $  10.91
                                           --------             --------              --------
                                           --------             --------              --------
TOTAL RETURN(a):                               1.88%                (.66)%               10.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)            $ 44,729             $ 44,962              $ 39,790
Average net assets (000)                   $ 45,111             $ 42,388              $ 33,637
Ratios to average net assets(d):
   Expenses                                     .40%(b)              .40%                  .40%(b)
   Net investment income                       6.26%(b)             5.56%                 5.68%(b)
Portfolio turnover rate                         162%(e)              313%(e)                33%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of investment operations.
(d) Net of expense subsidy.
(e) Includes dollar rolls.
    See Notes to Financial Statements                                     19

Getting the Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:
There's No Reward Without Risk; but Is This Risk Worth
It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com                  (800) 225-1852
For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852


Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795


Fund Symbols      NASDAQ    CUSIP
    Class Z       PBIDX   74438C605


The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

BULK RATE
U.S. POSTAGE
PAID
Permit 6807
New York, NY

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF174E6   74438C605

(LOGO) Printed on Recycled Paper

SEMIANNUAL REPORT  MARCH 31, 2000

Prudential
Europe Index Fund

Fund Type Stock
Objective -Provide investment results that correspond to the total return performance of the applicable index

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential Europe Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of stocks of European issuers. Currently, we use the Morgan
Stanley Capital International (MSCI) Europe Index.
This Index consists of stocks in 15 countries. The
United Kingdom represented 31% of the MSCI Index on
September 30, 1999, and France and Germany together made up more than 28%. The difference between the Fund's return and that of the Index is primarily management fees and expenses. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
Expressed as a percentage of net assets as of 3/31/00
      29.5%  United Kingdom
      15.3   France
      14.2   Germany
       7.6   Switzerland
       7.6   Netherlands
       6.3   Italy
       5.0   Sweden
       4.8   Finland
       3.9   Spain
       1.6   Belgium
       1.2   Denmark
       0.7   Portugal
       0.6   Ireland
       0.5   Norway
       0.3   Austria
       0.9   Cash & Equivalents

MSCI Europe Index Performance*
Growth of a $100 investment
from 9/30/97 to 3/31/00*
(GRAPH)

The actual inception date
for Class Z is 10/1/97.
The performance cited is for the since inception period for Prudential Europe Index Fund, but does not represent its performance. Investors cannot invest directly in an index.
Source: Lipper Inc. The Lipper reporting period begins 9/30/97.

www.prudential.com       (800) 225-1852
Performance at a Glance

Cumulative Total Returns1                As of 3/31/00

                         Six             One             Since
                        Months           Year          Inception2
Class Z             17.29% (16.79)   18.36% (17.44)   46.90% (42.92)
Lipper European
Region Fund Avg.3       33.17             33.83           54.28
MSCI Europe Index4      17.48             18.49           49.19


Average Annual Total Returns1               As of 3/31/00
                    One             Since
                    Year          Inception2
   Class Z      18.36% (17.44)   16.65% (15.38)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. Class Z shares are not subject to a sales charge or distribution and service (12b-
1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).
2 Inception date: Class Z, 10/1/97. The Lipper reporting period is from 9/30/97 to 3/31/99.
3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since-inception periods in the European Region Fund category. The Lipper average is unmanaged. European
Region funds concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.
4 The Morgan Stanley Capital International (MSCI)
Europe Index is an unmanaged, weighted index comprising more than 550 companies representing about 15 developed European countries. The Fund is neither sponsored by, nor affiliated with, Morgan
Stanley & Co. Incorporated. The benchmark shown includes net dividends reinvested, reflecting a subtraction for withholding taxes retained at the source of foreigners who do not benefit from a double taxation treaty. Investors cannot invest directly in an index.

Prudential Europe Index Fund

Message From the Fund's President                  May 24, 2000
Dear Shareholder,
On May 24, 2000, the Board of Trustees of
Prudential Index Series Fund for Prudential Europe
Index Fund decided that it was in our shareholders' best interest to liquidate the Fund as soon as possible, but no later than September 29, 2000. The decision to liquidate was based upon the determination that over its lifetime, the Fund was unable to gather enough assets to operate efficiently. You should receive further communication about this decision shortly.
Performance
For the six months that ended March 31, 2000, Prudential Europe Index Fund generated a return of 17.29%, slightly trailing the 17.48% return of the Morgan Stanley Capital International (MSCI) Europe
Index. The period under review was a volatile one.
During the final two months of 1999, the technology, telecommunications, and media sectors staged a worldwide rally. These sectors greatly contributed to the Fund's return. However, following the explosive advance, a sharp correction--led by richly valued new economy stocks-- erased much of the gains. Share prices stabilized somewhat at period end.
Diversification helps spread risk
The volatility in technology and telecommunications stocks was once again evidence of the advantages of index funds. Investors who concentrated mainly on the "hot" sectors of the market were taken for a heart-stopping ride. In contrast, your Fund was broadly represented among different market sectors and geographical regions. The diversified approach of indexing tends to catch winners in a variety of sectors while providing some downside cushion in volatile markets.

Sincerely,

John R. Strangfeld, President
Prudential Index Series Fund
www.prudential.com                  (800) 225-1852

Investment Adviser's Report

Dear Shareholder,
Europe was characterized by active consolidation and restructuring against the backdrop of a strengthening but still muted economic recovery during the six-month reporting period ended March
31, 2000. The adoption of one currency, the euro, for much of Western Europe resulted in an improved ability to control costs, as did productivity gains resulting from the growth of e-commerce on the Internet. Without regional currency differences to complicate the process, European firms were able to negotiate more aggressively with their suppliers in the United States and elsewhere. The result was a mildly deflationary environment in which prices were falling, real incomes were rising, and there was increasing concern among workers about job security.
One important development during the period was a sharply falling euro relative to both the U.S.
dollar and the Japanese yen. Although the effect of currency fluctuations tends to be somewhat delayed, the weaker euro made European exports more attractive to the region's trading partners, and was expected to provide a substantial boost to that portion of the European economy. Interest rates in the region edged upward, although not nearly to the degree evident in the United States. European Union central bank officials attempted to walk a fine line between moderate rate increases intended to support their weaker-than-expected currency and keeping rates low enough to avoid derailing the economic recovery. While European central bankers were no doubt glad for the stimulating effects of a weaker currency, they prefer to have a stable euro that is neither excessively strong nor excessively weak.
Restructuring continued apace, as an increasing number of firms geared up to try to compete on a pan-European basis. Consequently, the prices of many stocks were aided by merger and acquisition news. There was also a divergence in the performance of new economy/old economy stocks that paralleled that occurring in the United States. For approximately the first month of the period, old economy stocks--that is, shares of companies in established industries such as industrial equipment, transportation, energy,

Prudential Europe Index Fund

Investment Adviser's Report

finance, and the like--were stronger performers.
However, technology, telecommunications, Internet, and media stocks experienced a tremendous rally during the final two months of 1999. Like their U.S. counterparts, these stocks also experienced a stiff correction toward the end of the period.
Nevertheless, the new economy sectors led the Fund's German stocks to a 33.15% gain during the period, while French stocks posted a 23.67% return.
Finland and Sweden, though much smaller components of the Fund and the Index, also were strong, with returns of 115.96% and 73.45%, respectively. The
United Kingdom, comprising almost one-third of the Fund's holdings, finished with a 4.06% return. Many
U.K. stocks were adversely affected by sharply higher interest rates, as monetary authorities there--like the Federal Reserve Board in the United
States--sought to slow economic growth and head off inflation. The United Kingdom also had a relatively smaller representation of new economy stocks in the Index than the better-performing countries, which also hurt the Fund's returns from that region.
Telecommunications stocks from a number of countries were among the Fund's strongest performers. Deutsche Telecom and France Telecom both came close to doubling in price. Finnish telecommunications equipment provider Nokia was another strong stock, as was Sweden's L.M.
Ericsson. Other outperformers in the sector included Spain's Telefonica SA and Italy's Telecom
Italia Spa.
Barriers to restructuring falling
Epitomizing the new, friendlier attitude toward consolidation in Europe, U.K. wireless telephone provider Vodafone Airtouch made a successful hostile bid for German competitor Mannesmann during the period. In the past, the German government might have blocked such a bid, but in this case the government offered no resistance. This precedent was widely perceived to have important implications for restructuring initiatives across the entire
European Union. It appeared to demonstrate that barriers to pan-European restructuring were genuinely being phased out.

www.prudential.com                     (800) 225-1852

Mannesmann stock advanced sharply in response to the takeover bid, roughly doubling during the period.
Another potentially strong catalyst for
restructuring was revealed in December. In a move that took most observers by surprise, the German government proposed the elimination of the capital gains tax. The tax was seen as a barrier to restructuring because of the sizable capital gains that would be recorded by firms that allowed themselves to be bought out by other companies.
This was especially the case for the many family-owned businesses started since the end of World War
II. Eliminating the tax would remove a powerful disincentive to sell these companies.
Looking Ahead
The advantage of investing in an index fund is that you don't have to try to guess where superior performance is going to come from next. If, as seems likely, old economy stocks come into favor again or there is a more balanced demand for old and new economy shares, the Fund will be positioned to benefit. Similarly, if political considerations, such as the German initiative to eliminate the tax on capital gains, create a particularly favorable environment for equities in a specific country or region, the Fund should share in those gains. With an asset class like stocks, which have demonstrated a tendency to rise over the long term, one of the keys to success is simply to be represented in a broad range of issues. Indexing provides that advantage.

Prudential Index Series Fund Management Team

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.1%
Common Stocks  98.4%
-------------------------------------------------------------------------------------
Austria  0.3%
          40   Austria Tabak AG                                     $          1,531
         100   Austrian Airlines                                               1,478
         482   Bank Austria AG                                                23,476
          50   Boehler-Uddeholm AG                                             2,105
          25   EA-Generali AG                                                  3,720
          80   Flughafen Wien AG                                               2,970
         150   Oesterreichische Electrizitaetswirtschafts AG,
                Ser. A                                                        16,075
         130   OMV AG                                                          9,942
          65   VA Technologie AG                                               4,105
         280   Wienerberger Baustoffindustrie AG                               5,758
                                                                    ----------------
                                                                              71,160
-------------------------------------------------------------------------------------
Belgium  1.6%
          20   D'Ieteren SA                                                    5,741
          44   Barco Industries N.V.                                           5,642
          60   Bekaert N.V.                                                    2,871
         120   Colruyt N.V.                                                    5,252
          30   Compaignie Maritime Belge SA                                    1,372
         197   Delhaize-Le Lion SA                                            10,632
          12   Dolmen Computer Applications N.V. (a)                             287
         229   Electrabel SA                                                  60,588
         147   Fortis AG CVG                                                   1,125
       2,970   Fortis AG NVP                                                  76,163
       1,323   Fortis AG Strip VVPR                                               13
          20   Glaverbel SA                                                    1,282
         106   Groupe Bruxelles Lambert SA                                    22,568
          32   Heidelberger Zement AG                                          1,715
       1,245   KBC Bancassurance Holding N.V.                                 44,674
          40   KBC Bancassurance Holding Strip N.V.                                1
         340   Solvay SA                                                      24,400
         330   Suez Lyonnaise des Eaux SA                                     56,680
         360   Suez Lyonnaise des Eaux SA Strip VVPR                               3
         495   Total Fina Elf SA                                              74,600

    6                                      See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
         495   Total Fina Elf SA Strip VVPR                         $              5
         600   UCB SA                                                         21,817
          78   Union Miniere SA                                                2,702
                                                                    ----------------
                                                                             420,133
-------------------------------------------------------------------------------------
Denmark  1.2%
          30   Bang & Olufsen Holding A/S                                      1,099
         129   Carlsberg A/S, Ser. A                                           3,730
          94   Carlsberg A/S, Ser. B                                           2,827
           5   D/S 1912, Ser. B                                               57,001
           3   D/S Svendborg, Ser. B                                          48,583
         235   Danisco A/S                                                     7,521
         206   Den Danske Bank Group                                          21,578
         170   FLS Industries A/S, Ser. B                                      3,037
          60   International Service Systems A/S                               3,933
          80   Navision Software A/S (a)                                       7,197
         300   Novo Nordisk A/S, Ser. B                                       40,486
         962   Tele Danmark A/S                                               86,549
         212   Unidanmark A/S                                                 13,596
          30   Vesta Wind Systems A/S                                         10,912
          50   William Demant A/S                                              7,969
                                                                    ----------------
                                                                             316,018
-------------------------------------------------------------------------------------
Finland  4.8%
          40   Instrumentarium Oyj                                             1,168
         500   Kemira Oyj                                                      2,799
         350   Kesko Oyj                                                       4,739
         150   Kone Corp., Ser. B.                                             8,683
         150   Metra Oyj, Ser. B                                               2,727
         500   Metso Oyj                                                       6,746
       4,730   Nokia Oyj                                                   1,000,249
         500   Outokumpu Oyj, Ser. A                                           6,220
          80   Pohjola Insurance Group, Ser. A                                 5,971
         200   Sampo Insurance Co. Ltd., Ser. A                                7,655
          13   Sanitec Oyj                                                       166

    See Notes to Financial Statements                                      7

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       2,760   Sonera Group Oyj                                     $        188,301
         230   Tieto Corp, Ser. B                                             13,799
       1,050   UPM-Kymmene Oyj                                                29,639
                                                                    ----------------
                                                                           1,278,862
-------------------------------------------------------------------------------------
France  15.3%
         750   Accor SA                                                       29,424
         800   Alcatel Alsthom SA                                            175,529
         475   Altadis SA                                                      6,272
       1,430   Axa-UAP                                                       202,650
       1,657   Banque Nationale de Paris                                     130,807
         120   Bouygues SA                                                    95,075
         520   Canal Plus                                                    114,442
         290   Cap Gemini SA                                                  78,531
       1,380   Carrefour SA                                                  176,813
          50   Club Mediterranee SA                                            6,172
         380   Compagnie de Saint Gobain                                      48,542
          50   Compagnie Francaise d'Etudes et de Construction
                Technip                                                        6,071
         550   Compagnie Generale des Etablissements Michelin,
                Ser. B                                                        17,651
         320   Danone                                                         70,732
         350   Dassault Systemes SA                                           33,022
         100   Eridania Beghin-Say SA                                          8,344
          40   Essilor International SA                                       10,219
         310   Etablissements Economiques du Casino
                Guichard-Perrachon SA                                         28,032
       4,010   France Telecom SA                                             690,671
          20   Gecina                                                          2,021
          50   Groupe GTM                                                      3,703
          50   Imetal SA                                                       6,090
         376   L'Air Liquide                                                  52,205
         275   L'OREAL                                                       177,620
         469   Lafarge SA                                                     39,986
         450   Lagardere S.C.A.                                               36,536
         398   Louis Vuitton Moet Hennessy                                   166,501
         230   Pechiney                                                       11,279
         250   Pernod Ricard                                                  12,021
         505   Pinault-Printemps-Redoute SA                                   93,552

    8                                      See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
         200   PSA Peugeot Citroen                                  $         43,251
          20   Publicis SA                                                    10,717
       3,010   Rhone Poulenc SA, Ser. A                                      164,747
          50   Sagem SA                                                       65,546
       2,640   Sanofi-Synthelabo SA                                          100,667
         660   Schneider SA                                                   42,123
          50   SEB SA                                                          2,895
         100   Sidel SA                                                        6,507
          50   Simco SA                                                        3,780
         200   Societe BIC SA                                                  8,133
          10   Societe Eurafrance SA                                           4,545
         440   Societe Generale                                               87,741
         140   Sodexho Alliance                                               21,782
       1,080   ST Microelectronics                                           198,417
         490   Suez Lyonnaise des Eaux                                        84,209
         710   Thomson CSF                                                    28,874
       2,429   Total SA, Ser. B                                              363,744
          20   Unibail SA                                                      2,622
         950   Usinor SA                                                      15,090
         333   Valeo SA                                                       16,394
       2,215   Vivendi                                                       255,397
                                                                    ----------------
                                                                           4,057,694
-------------------------------------------------------------------------------------
Germany  13.6%
         160   Adidas-Salomon AG                                               8,880
         150   AGIV AG                                                         2,756
         965   Allianz AG                                                    394,746
       2,590   BASF AG                                                       122,800
       2,960   Bayer AG                                                      132,497
       1,700   Bayerische Vereinsbank AG                                     105,328
         300   Beiersdorf AG, Ser. A                                          21,817
         100   Bilfinger & Berger Bau AG                                       1,448
         260   Buderus AG                                                      4,354
         500   Continental AG                                                  9,090
       3,981   DaimlerChrysler AG                                            259,110
       2,420   Deutsche Bank AG                                              160,242

    See Notes to Financial Statements                                      9

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       1,520   Deutsche Lufthansa AG                                $         34,907
      11,700   Deutsche Telekom                                              940,415
         106   Douglas Holding AG                                              3,317
       2,110   Dresdner Bank AG                                               86,797
         430   EM. TV & Merchandising AG                                      35,303
         200   Fag Kugelfischer Georg Schaefer AG                              1,761
         200   Fresenius Medical Care AG                                      14,908
         200   Gehe AG                                                         6,696
         212   Heidelberger Zement AG                                         11,946
          44   Heidelberger Zement AG VVPR                                         0
         250   Hochtief AG                                                     7,057
          50   Kamps AG                                                        2,943
         300   Karstadt AG                                                     9,189
         430   Linde AG                                                       18,598
         500   MAN AG                                                         17,712
         650   Merck KGaA                                                     20,774
       1,130   Metro AG                                                       44,764
         714   Munchener Ruckversicherungs-Gesellschaft AG                   222,042
         716   Preussag AG                                                    32,879
       1,980   RWE AG                                                         70,669
         250   SAP AG                                                        140,182
         290   Schering AG                                                    38,294
          50   SGL Carbon AG                                                   3,780
       2,330   Siemens AG                                                    334,405
       2,250   Thyssen AG                                                     55,439
       2,070   VEBA AG                                                       105,474
       2,830   Viag AG                                                        57,029
       1,310   Volkswagen AG                                                  57,473
         400   WCM Beteilgungs-und Grundbesitz AG                             14,085
                                                                    ----------------
                                                                           3,611,906
-------------------------------------------------------------------------------------
Ireland  0.6%
       3,700   Allied Irish Banks plc                                         35,935
       1,550   CRH plc                                                        27,809
         200   DCC plc                                                         2,134
       8,000   Eircom plc                                                     35,595

    10                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       1,000   Fyffes plc                                           $          2,105
         600   Greencore Group plc                                             1,751
       1,000   Independent Newspapers plc                                      9,808
         870   Irish Permanent plc                                             7,909
       3,900   Jefferson Smurfit Group plc                                     9,143
         600   Kerry Group plc, Ser. A                                         7,808
       1,000   Ryanair Holdings plc                                            8,708
         836   Tullow Oil plc                                                    840
                                                                    ----------------
                                                                             149,545
-------------------------------------------------------------------------------------
Italy  6.3%
       7,600   Alitalia SpA                                                   16,581
       4,564   Assicurazioni Generali                                        126,561
         500   Autogrill SpA                                                   4,641
      11,000   Banca Di Roma                                                  12,136
      15,918   Banca Intesa SpA                                               54,986
       2,000   Banca Intesa SpA (Nonconvertible)                               3,866
       1,000   Banca Popolare di Milano                                        6,928
       6,000   Benetton Group SpA                                             12,344
       1,000   Bulgari SpA                                                    11,061
         500   Burgo (Cartiere) SpA                                            3,177
      28,500   Enel                                                          127,628
      32,630   ENI SpA                                                       163,295
       1,696   Fiat SpA                                                       44,710
         350   Fiat SpA (Nonconvertible)                                       4,632
         450   Fiat SpA (Private)                                              6,610
       1,000   Immsi SpA                                                       1,914
         500   Italcementi SpA                                                 4,406
       4,250   Italgas (Soc Ital) SpA                                         19,479
         500   La Rinascente SpA                                               2,392
       1,400   Magneti Marelli                                                 5,157
         140   Marzotto (Gaetano) & Figlia SpA                                 1,199
       4,810   Mediaset SpA                                                   95,549
       2,400   Mediobanca SpA                                                 19,474
         500   Mondadori (Arnoldo) Editore SpA                                12,750

    See Notes to Financial Statements                                     11

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       9,880   Montedison SpA                                       $         17,253
      18,350   Olivetti Group SpA                                             65,845
       5,500   Parmalat Finanziaria SpA                                        6,121
       8,670   Pirelli SpA                                                    22,524
       2,180   Riunione Adriatica di Sicurta SpA                              20,192
       6,132   San Paolo-IMI SpA                                              83,965
       1,000   Sirti SpA                                                       2,115
       2,000   Snia BPD SpA                                                    1,923
         500   Societa Assicuratrice Industriale (SAI)                         3,756
      26,420   Telecom Italia Mobile SpA                                     324,097
       6,000   Telecom Italia Mobile SpA (di Risp)                            28,706
      14,890   Telecom Italia SpA                                            222,266
       3,500   Telecom Italia SpA (di Risp)                                   23,845
      20,210   Unicredito Italiano SpA                                        80,448
                                                                    ----------------
                                                                           1,664,532
-------------------------------------------------------------------------------------
Netherlands  7.6%
       5,968   ABN AMRO Holding N.V.                                         133,000
       2,560   AEGON N.V.                                                    204,541
       1,180   Akzo Nobel N.V.                                                50,358
         470   ASM Lithography Holding N.V. (a)                               52,484
         324   Buhrmann N.V.                                                   8,216
       2,632   Elsevier N.V.                                                  26,696
         365   Getronics N.V.                                                 27,906
         550   Hagemeyer N.V.                                                 11,694
       1,307   Heineken N.V.                                                  69,848
         100   Hollandsche Beton Groep N.V.                                    1,316
          93   IHC Caland N.V.                                                 3,978
       3,886   ING Groep N.V.                                                210,462
       2,650   Koninklijke Ahold N.V.                                         68,946
       1,884   Koninklijke KPN BT                                            215,699
         201   Koninklijke Luchtvaart Maatschappij N.V.                        4,299
       1,341   Koninklijke Philips Electronics N.V.                          225,324
         107   Koninklijke Vopak N.V.                                          2,969
         308   Oce N.V.                                                        4,185

    12                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       8,450   Royal Dutch Petroleum Co.                            $        493,302
         100   Stork N.V.                                                      1,373
       2,019   TNT Post Group N.V.                                            45,342
       2,366   Unilever N.V.                                                 116,707
         180   Vedior N.V.                                                     1,886
       1,136   Wolters Kluwer N.V.                                            26,088
                                                                    ----------------
                                                                           2,006,619
-------------------------------------------------------------------------------------
Norway  0.5%
         200   Bergesen dy ASA, Ser. A                                         3,626
         100   Bergesen dy ASA, Ser. B                                         1,742
       2,300   Christiania Bank Og Kreditkasse                                11,937
       2,600   Den Norske Bank ASA                                             9,982
         100   Dyno Industrier ASA                                             2,346
         200   Elkem ASA                                                       3,389
         210   Kvaerner ASA, Ser. A                                            3,135
         120   Leif Hoegh & Co. ASA                                            1,109
         350   Merkantildata ASA                                               3,318
       1,250   Norsk Hydro ASA                                                47,324
         100   Norske Skogindustrier ASA, Ser. A                               3,733
         845   Orkla ASA, Ser. A                                              12,917
         200   Petroleum Geo Services                                          3,507
         140   Sas Norge ASA                                                   1,344
         200   Schibsted ASA                                                   4,953
          80   Smedvig ASA                                                     1,213
       1,100   Storebrand ASA, Ser. A                                          6,713
         400   Tomra Systems ASA                                               8,010
                                                                    ----------------
                                                                             130,298
-------------------------------------------------------------------------------------
Portugal  0.7%
       4,390   Banco Comercial Portugues SA                                   23,671
         520   Banco Espirito Santo e Comercial de Lisboa                     12,439
       1,100   Brisa-Auto Estrada de Portugal SA                               8,094
         560   Cimpor-Cimentos de Portugal, SGPS SA                            8,316
          50   Companhia de Seguros Tranquilidade                              1,555
       2,560   EDP-Electricadade de Portugal SA                               47,890

    See Notes to Financial Statements                                     13

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
         300   Jeronimo Martins, SGPS SA                            $          5,440
         350   Portucel Industrial-Empresa Produtora de Celulose
                SA                                                             2,344
       3,750   Portugal Telecom                                               48,083
         170   Sonae Investimentos-Sociedade Gestorade
                Participacoes Sociais SA                                       8,467
       2,000   SPI-SGPS SA                                                     7,100
         100   Unicer-Uniao Cervejeira                                         2,823
                                                                    ----------------
                                                                             176,222
-------------------------------------------------------------------------------------
Spain  3.9%
         200   Acerinox SA                                                     7,846
         119   Acs Actividades Co.                                             3,302
       1,015   Autopistas del Sol SA                                           9,557
         218   Azucarera Ebro Agricolas                                        2,835
      11,930   Banco Bilbao Vizcaya SA                                       175,342
      14,686   Banco Central Hispanoamericano                                157,811
         324   Corporacion Financiera Alba SA                                  9,766
         216   Corporacion Mapfre                                              3,421
         600   Dragados & Constucciones SA                                     5,167
       4,110   Endesa SA                                                      94,268
         440   Fomento de Construcion Y Contra                                 9,389
       1,896   Gas Natural SDG SA                                             36,466
       3,756   Iberdrola SA                                                   48,986
         210   Metrovacesa SA                                                  3,466
       4,390   Repsol SA                                                      96,238
         492   Sociedad General de Aguas De Barcelona SA                       7,768
         500   Sol Melia SA                                                    6,268
         740   Tabacalera SA, Ser. A                                           9,913
      12,952   Telefonica de Espana SA                                       327,187
         709   Telepizza                                                       6,174
       1,073   Union Electrica Fenosa SA                                      21,982
         300   Vallehermoso SA                                                 2,009
         100   Viscofan Industria Navarra Envolturas Celuosicas
                SA                                                               771
         338   Zardoya Otis SA                                                 2,979
                                                                    ----------------
                                                                           1,048,911

    14                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Sweden  5.0%
         582   ABB Ltd.                                             $         71,166
         571   Atlas Copco AB, Ser. A                                         13,879
         200   Atlas Copco AB, Ser. B                                          4,653
         156   Boliden Ltd. AB                                                   274
         100   Diligentia AB                                                   1,024
         500   Drott AB, Ser. B (a)                                            5,093
       1,700   Electrolux AB, Ser. B                                          32,170
       2,250   Forenings Sparbanken AB, Ser. A                                30,599
       3,400   Hennes & Mauritz AB, Ser. B                                    94,444
         400   NetCom Systems AB                                              34,491
         400   OM Gruppen AB                                                  16,667
         800   Sandvik AB, Ser. A                                             20,556
         200   Sandvik AB, Ser. B                                              5,185
       1,200   Securitas AB, Ser. B                                           29,028
       2,200   Skandia Forsakring AB                                         104,144
       2,880   Skandinaviska Enskilda Banken, Ser. A                          31,000
         500   Skanska AB, Ser. B                                             16,956
         100   SKF AB, Ser. A                                                  2,164
         200   SKF AB, Ser. B                                                  4,444
         900   Svenska Cellulosa AB, Ser. B                                   21,250
       3,000   Svenska Handelsbanken, Ser. A                                  36,979
         150   Svenska Handelsbanken, Ser. B                                   1,727
         300   Svenskt Stal AB, Ser. A                                         3,524
       1,300   Swedish Match AB                                                4,002
       7,600   Telefonaktiebolaget LM Ericsson                               667,639
         400   Trelleborg AB, Ser. B                                           2,824
         600   Volvo AB, Ser. A                                               15,590
       1,300   Volvo AB, Ser. B                                               35,058
         300   Wm-Data AB, Ser. B                                             16,319
                                                                    ----------------
                                                                           1,322,849
-------------------------------------------------------------------------------------
Switzerland  7.6%
         604   ABB AG                                                         66,857
          70   Adecco SA                                                      48,415
          25   Alusuisse-Lonza Holding AG (Registered)                        15,788
       1,060   Credit Suisse Group                                           211,019

    See Notes to Financial Statements                                     15

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
           7   Fischer (Georg) AG                                   $          2,168
          10   Forbo Holding AG                                                3,915
          20   Holderbank Financiere Glarus AG                                23,817
          35   Holderbank Financiere Glarus AG (Registered)                   11,178
           2   Jelmoli Holding AG                                              2,886
          10   Lonza Group AG                                                  5,425
          10   Merkur Holding AG                                               2,947
         155   Nestle SA                                                     277,802
         280   Novartis AG (Registered)                                      382,944
           6   Roche Holdings AG                                              73,976
          28   Roche Holdings AG (Registered)                                304,132
          50   Sairgroup                                                       9,397
           1   Schindler Holding AG                                            1,461
           3   Schindler Holding AG (Registered)                               4,390
          56   Schweizerische Rueckversicherungs-Gesellschaft                 97,033
           3   SGS Societe Generale de Surveillance Holding SA                 5,891
          10   SGS Societe Generale de Surveillance Holding SA
                (Registered)                                                   3,609
           7   Sika Finanz AG                                                  2,282
          14   SMH AG                                                         16,326
          50   SMH AG (Registered)                                            11,803
          10   Sulzer AG                                                       6,736
         300   Swisscom AG                                                   115,114
         836   UBS-Union Bank of Switzerland                                 219,722
         190   Zurich Allied AG                                               95,760
                                                                    ----------------
                                                                           2,022,793
-------------------------------------------------------------------------------------
United Kingdom  29.4%
       2,150   3I Group plc (a)                                               45,206
       5,650   Abbey National plc                                             74,000
         800   Airtours plc                                                    4,301
       6,550   Allied Zurich                                                  71,473
       2,300   Amvescap plc                                                   31,298
         840   Anglian Water plc                                               7,504
       3,050   Arjo Wiggins Appleton plc                                       7,931
         600   Arm Holdings plc                                               36,373

    16                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       4,400   BAA plc                                              $         26,673
       6,000   Barclays plc                                                  160,806
         750   Barratt Development plc                                         2,836
       3,457   Bass plc                                                       42,768
       1,450   BBA Group plc                                                   9,415
      14,781   BG plc                                                         83,002
       1,450   BICC plc                                                        1,607
       2,800   Blue Circle Industries plc                                     18,716
       2,100   BOC Group plc                                                  41,475
       4,100   Boots Co. plc                                                  35,271
      76,550   BP Amoco                                                      711,656
      12,216   British Aerospace plc                                          68,209
       4,350   British Airways plc                                            22,554
       7,250   British America Tobacco plc                                    39,902
       1,900   British Land Co. plc                                           12,124
       7,000   British Sky Broadcasting plc                                  197,769
      25,300   British Telecom plc                                           474,243
       1,400   Bunzl plc                                                       6,611
         625   Burmah Castrol plc                                             15,395
       8,600   Cadbury Schweppes plc                                          56,387
       2,635   Canary Wharf Group                                             14,965
         796   Capita Group plc                                               20,432
       1,800   Caradon plc                                                     4,049
       2,100   Carlton Communications plc                                     25,394
         600   Celltech Group                                                 10,768
      15,120   Centrica plc                                                   57,890
       1,750   Coats Viyella plc                                               1,187
       5,550   Commercial Union plc                                           77,118
       2,900   Compass Group plc                                              37,751
      11,330   Corus Group plc                                                18,210
         722   De La Rue plc                                                   2,995
      14,205   Diageo plc                                                    107,244
       1,400   Electrocomponents plc                                          14,182
       3,050   EMI Group plc                                                  33,087
       1,800   FKI plc                                                         6,576
       2,900   GKN plc                                                        36,086

    See Notes to Financial Statements                                     17

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      14,350   Glaxo Wellcome plc                                   $        409,777
       7,700   Granada Group plc                                              82,670
       1,000   Great Portland Estates plc                                      3,175
       4,200   Great Universal Stores plc                                     25,528
       9,158   Halifax plc                                                    97,593
         900   Hammerson plc                                                   5,743
       2,000   Hanson plc                                                     14,198
       5,200   Hays plc                                                       33,846
         400   Hepworth plc                                                    1,008
      33,050   HSBC Holdings plc                                             390,163
       1,050   IMI plc                                                         3,802
       3,200   Imperial Chemical Industries plc                               26,801
      15,745   Invensys plc                                                   70,268
       7,850   J. Sainsbury plc                                               35,440
         750   Johnson Matthey plc                                             8,555
       5,850   Kingfisher plc                                                 48,342
       5,400   Ladbroke Group plc                                             25,112
       2,000   Land Securities plc                                            23,930
       3,350   LASMO plc                                                       6,413
      21,600   Legal & General Group plc                                      56,167
         200   Lex Service plc                                                 1,394
      21,700   Lloyds TSB Group plc                                          229,864
       1,350   Logica plc                                                     45,981
         121   London Bridge Software Holdings plc                            11,437
      11,000   Marconi plc                                                   131,437
      12,500   Marks & Spencer plc                                            50,202
       1,156   MEPC plc                                                        7,635
         250   Meyer International plc                                         2,033
       2,007   Misys plc                                                      28,272
       6,052   National Grid Co. plc                                          55,225
       5,200   National Power plc                                             26,048
       5,467   New Dixons Group plc                                           25,291
       2,000   Nycomed Amersham plc                                           16,272
         360   Ocean Group plc                                                 6,679
       2,500   P & O Finance plc                                              26,003

    18                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       2,500   Pearson plc                                          $         87,024
       3,850   Pilkington plc                                                  4,484
         916   Provident Financial plc                                         8,212
       8,000   Prudential Corp. plc                                          121,626
         200   Psion plc                                                      13,158
       1,000   Racal Electronic plc                                            6,732
       2,150   Railtrack Group plc                                            25,038
       3,000   Rank Group plc                                                  7,179
       4,600   Reed International plc                                         33,610
      12,500   Rentokil Initial plc                                           32,554
       5,916   Reuters Group plc                                             119,860
       1,477   Rexam plc                                                       4,948
       4,400   Rio Tinto Finance plc                                          74,405
       1,000   RMC Group plc                                                  12,284
       3,650   Royal Bank Scotland Group plc                                  53,861
       4,300   Sage Group plc                                                 48,705
       1,125   Schroders plc                                                  23,744
       6,350   ScottishPower plc                                              51,360
       1,450   Sema Group plc                                                 28,707
       1,350   Slough Estates plc                                              7,538
         800   Smith & Nephew plc                                              2,297
      22,200   Smithkline Beecham plc                                        291,825
       1,150   Smiths Industries plc                                          13,925
       4,000   Stagecoach Holdings plc                                         7,721
       1,600   Tate & Lyle plc                                                 5,494
       1,250   Taylor Woodrow plc                                              2,911
      28,400   Tesco plc                                                      95,144
       1,191   Thames Water plc                                               13,357
       1,850   TI Group plc                                                    9,120
         950   Unigate plc                                                     4,850
      11,716   Unilever plc                                                   76,071
       1,155   United Biscuits Holding plc                                     4,841
       2,000   United Utilities plc                                           20,739
     234,181   Vodafone Group plc                                          1,307,560
       2,492   Williams plc                                                   12,602

    See Notes to Financial Statements                                     19

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares/
Warrants/
Rights        Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
      2,150   Wolseley plc                                         $         12,005
      2,850   WPP Group plc                                                  49,558
      7,131   Zeneca Group plc (a)                                          286,677
                                                                   ----------------
                                                                          7,787,469
                                                                   ----------------
              Total common stocks (cost $19,249,893)                     26,065,011
                                                                   ----------------
Preferred Stocks  0.6%
-------------------------------------------------------------------------------------
Germany
        100   Dyckerhoff AG, DM1.5                                            2,488
        150   MAN AG, DM1.6                                                   3,531
        510   RWE AG, EUR1.0                                                 14,674
        175   SAP AG, EUR1.6                                                124,585
        400   Volkswagen AG, DM1.6                                           10,334
                                                                   ----------------
              Total preferred stocks (cost $98,713)                         155,612
                                                                   ----------------
Warrants(a)
-------------------------------------------------------------------------------------
France
        468   Banque National de Paris, expiring 7/15/02 @
               EUR100.00                                                      3,287
-------------------------------------------------------------------------------------
Germany
         12   Munchener Ruckversicherungs-Gesellschaft AG,
               expiring 6/3/02 @ EUR163.61                                    1,033
-------------------------------------------------------------------------------------
Italy
        400   Mediobanca SpA, expiring 12/31/00 @ EUR8.26                       402
                                                                   ----------------
              Total warrants (cost US$0)                                      4,722
                                                                   ----------------
Rights(a)
-------------------------------------------------------------------------------------
Norway
        120   Leif Hoegh & Co. ASA, expiring 4/14/2000 @ NOK2.00
               (cost US$0)                                                       18

    20                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Units         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Common Stock Unit(a)
-------------------------------------------------------------------------------------
Ireland
      2,600   Waterford Wedgewood plc
               (cost US$3,396)                                     $          2,363

Corporate Bonds  0.1%
Principal
Amount
-------------------------------------------------------------------------------------
United Kingdom
$     2,000   BG Transco Holdings, 4.19%, 12/14/22                            3,151
      2,000   BG Transco Holdings, 7.00%, 12/16/24                            3,174
      2,000   BG Transco Holdings, 7.06%, 12/14/09                            3,211
      1,489   British Aerospace, 7.45%, 3/31/03                               2,304
                                                                   ----------------
              Total Corporate Bonds (cost US$10,186)                         11,840
                                                                   ----------------
              Total long-term investments (cost US$19,362,188)           26,239,566
                                                                   ----------------
SHORT-TERM INVESTMENTS  0.4%
-----------------------------------------------------------------------------------
U.S. Government Securities  0.2%
  50,000(b)   United States Treasury Bills
               5.68%, 6/10/00
               (cost US$49,409)                                              49,389
-------------------------------------------------------------------------------------
Repurchase Agreements  0.2%
     68,000   Joint Repurchase Agreement Account
               6.15%, 4/3/00
               (cost US$68,000; Note 5)                                      68,000
                                                                   ----------------
              Total short-term investments (cost US$117,409)                117,389
                                                                   ----------------
              Total Investments  99.5% (cost $19,479,597; Note
               4)                                                        26,356,955
              Other assets and liabilities--0.5%                            123,067
                                                                   ----------------
              Net Assets  100%                                     $     26,480,022
                                                                   ----------------
                                                                   ----------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Pledged as initial margin for financial futures contracts.
    See Notes to Financial Statements                                     21

       Prudential Index Series Fund     Prudential Europe Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2000 was as follows:
Utilities                                                                 22.4%
Finance                                                                   20.4
Electronic Technology                                                     11.5
Health Technology                                                          7.7
Energy Minerals                                                            7.0
Process Industries                                                         5.6
Consumer Non-Durables                                                      5.2
Retail Trade                                                               3.4
Consumer Services                                                          3.1
Technology Services                                                        2.3
Producer Manufacturing                                                     2.2
Consumer Durables                                                          2.2
Commercial Services                                                        2.2
Transportation                                                             1.3
Non-Energy Minerals                                                        1.2
Industrial Services                                                        1.2
Short-Term Investments                                                     0.4
Miscellaneous                                                              0.2
                                                                         -----
                                                                          99.5
Other assets in excess of liabilities                                      0.5
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    22                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Europe Index Fund
             Statement of Assets (Unaudited)

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $19,479,597)                            $ 26,356,955
Foreign currency, at value (cost $164,944)                               163,665
Cash                                                                         445
Dividends and interest receivable                                         94,651
Receivable for Fund shares sold                                           24,245
Receivable for investments sold                                            2,539
Due from broker-variation margin                                           1,177
Deferred expenses and other assets                                           211
                                                                   --------------
      Total assets                                                    26,643,888
                                                                   --------------
LIABILITIES
Payable for investments purchased                                         70,193
Accrued expenses and other liabilities                                    59,211
Payable for Fund shares repurchased                                       23,319
Foreign withholding taxes payable                                          7,124
Due to Manager                                                             4,019
                                                                   --------------
      Total liabilities                                                  163,866
                                                                   --------------
NET ASSETS                                                          $ 26,480,022
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      1,886
   Paid-in capital in excess of par                                   19,513,519
                                                                   --------------
                                                                      19,515,405
   Distributions in excess of net investment income                      (94,176)
   Accumulated net realized gains on investment transactions
      and foreign currencies                                             186,341
   Net unrealized appreciation on investments and foreign
      currencies                                                       6,872,452
                                                                   --------------
Net assets, March 31, 2000                                          $ 26,480,022
                                                                   --------------
                                                                   --------------
Net asset value per share ($26,480,022 / 1,886,193 shares of
   common stock issued and outstanding)                             $      14.04
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     23

       Prudential Index Series Fund     Prudential Europe Index Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                  March 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $15,837)          $   110,412
   Interest                                                               9,738
                                                                 -----------------
      Total Income                                                      120,150
                                                                 -----------------
Expenses
   Management fee                                                        50,072
   Custodian's fees and expenses                                        105,000
   Audit fee and expenses                                                 9,000
   Registration fees                                                      9,000
   Reports to shareholders                                                9,000
   Legal fees and expenses                                                5,000
   Trustees' fees and expenses                                            4,000
   Transfer agent's fees and expenses                                     3,000
   Miscellaneous                                                            472
                                                                 -----------------
      Total expenses                                                    194,544
   Less: Expense subsidy (Note 2)                                      (119,436)
                                                                 -----------------
      Net expenses                                                       75,108
                                                                 -----------------
Net investment income                                                    45,042
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                              159,900
   Foreign currency transactions                                        (13,506)
   Financial futures transactions                                        46,452
                                                                 -----------------
                                                                        192,846
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        3,658,156
   Foreign currencies                                                    (6,925)
   Financial futures transactions                                        11,714
                                                                 -----------------
                                                                      3,662,945
                                                                 -----------------
Net gain on investments and foreign currencies                        3,855,791
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 3,900,833
                                                                 -----------------
                                                                 -----------------

    24                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Europe Index Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months
                                                   Ended             Year Ended
                                               March 31, 2000    September 30, 1999
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
Net investment income                           $     45,042        $    341,792
   Net realized gain on investments and
      foreign currency transactions                  192,846             120,533
   Net change in unrealized
      appreciation/depreciation on
      investments and foreign currencies           3,662,945           2,635,777
                                               --------------    ------------------
   Net increase in net assets resulting from
      operations                                   3,900,833           3,098,102
                                               --------------    ------------------
Dividends and distributions (Note 1):
   Dividends from net investment income             (249,634)           (403,257)
                                               --------------    ------------------
   Distributions from net realized gains            (140,535)            (52,600)
                                               --------------    ------------------
Fund share transactions (Note 6):
   Net proceeds from shares sold                   1,320,752           4,333,863
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  389,377             455,044
   Cost of shares reacquired                      (1,415,962)         (2,782,271)
                                               --------------    ------------------
   Net increase in net assets from Fund
      share transactions                             294,167           2,006,636
                                               --------------    ------------------
Total increase                                     3,804,831           4,648,881
NET ASSETS
Beginning of period                               22,675,191          18,026,310
                                               --------------    ------------------
End of period(a)                                $ 26,480,022        $ 22,675,191
                                               --------------    ------------------
                                               --------------    ------------------
---------------
(a) Undistributed net investment income         $         --        $    123,922
                                               --------------    ------------------

    See Notes to Financial Statements                                     25

       Prudential Index Series Fund     Prudential Europe Index Fund
             Notes to Financial Statements (Unaudited)
      Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Europe Index Fund (the 'Fund'). The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers, currently the Morgan Stanley Capital International Europe Index.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
      Securities Valuation:    Securities for which the primary market is on an
exchange, are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager or the subadviser.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    26

       Prudential Index Series Fund     Prudential Europe Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
      Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily
                                                                          27

       Prudential Index Series Fund     Prudential Europe Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA), Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to increase accumulated net realized gain and decrease distributions in excess of net investment income by $13,506 for realized foreign currency losses during the six
    28

       Prudential Index Series Fund     Prudential Europe Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
months ended March 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.
Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the services of PIC, the cost of compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.
      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.
      PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. For the six months ended March 31, 2000, PIFM subsidized $119,436 of the expenses of the Fund (0.48% of average daily net assets, or $0.06 per share).
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.
      PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended March 31, 2000.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended March 31,
                                                                          29

       Prudential Index Series Fund     Prudential Europe Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
2000, the Fund incurred fees of approximately $2,600 for the services of PMFS. As of March 31, 2000, approximately $500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2000 were $1,582,801 and $1,324,590, respectively.
      The United States federal income tax cost basis of the Fund's investments at March 31, 2000 was $19,480,382 and, accordingly, net unrealized appreciation for federal income tax purposes was $6,876,573 (gross unrealized appreciation--$8,553,036; gross unrealized depreciation--$1,676,463).
      At March 31, 2000, the Fund had open purchases of 10 CAC 40 and 10 FTSE 100 financial futures contracts expiring on June 17, 2000.
      The unrealized depreciation on such contracts as of March 31, 2000 was as follows:

                                                                               Unrealized
                                         Value at           Value on          Appreciation
                                        Acquisition      March 31, 2000      (Depreciation)
                                        -----------      --------------      --------------
CAC 40                                   $  62,115          $ 59,824            $ (2,291)
FTSE 100                                   104,668           105,298                 630
                                                                             --------------
                                                                                $ (1,661)
                                                                             --------------
                                                                             --------------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 2000, the Fund had a 0.01% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $68,000 in principal amount. As of such date, the repurchase
    30

       Prudential Index Series Fund     Prudential Europe Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
agreements in the joint account and the value of the collateral therefor were as follows:
      Bear, Stearns & Co. Inc., 6.10%, in the principal amount of $120,000,000, repurchase price $120,061,000, due 4/3/00. The value of the collateral including accrued interest was $123,642,827.
      Credit Suisse First Boston Corp., 6.10%, in the principal amount of $130,000,000, repurchase price $130,066,083, due 4/3/00. The value of the collateral including accrued interest was $134,450,258.
      Goldman, Sachs & Co., 6.09%, in the principal amount of $100,000,000, repurchase price $100,050,750, due 4/3/00. The value of the collateral including accrued interest was $102,000,425.
      Greenwich Capital Market Inc., 6.15%, in the principal amount of $100,000,000, repurchase price $100,051,250, due 4/3/00. The value of the collateral including accrued interest was $102,005,200.
      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.25%, in the principal amount of $207,289,000, repurchase price $207,396,963, due 4/3/00. The value of the collateral including accrued interest was $211,435,308.
Note 6. Capital
The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest were as follows:

Six months ended March 31, 2000:                                               Shares
---------------------------------------------------------------------------  ----------
Shares sold                                                                      98,141
Shares issued in reinvestment of dividends and distributions                     29,276
Shares reacquired                                                              (106,235)
                                                                             ----------
Net increase in shares outstanding                                               21,182
                                                                             ----------
                                                                             ----------
Year ended September 30, 1999:                                                 Shares
---------------------------------------------------------------------------  ----------
Shares sold                                                                     360,875
Shares issued in reinvestment of dividends and distributions                     39,398
Shares reacquired                                                              (230,061)
                                                                             ----------
Net increase in shares outstanding                                              170,212
                                                                             ----------
                                                                             ----------

      As of March 31, 2000, 1,569,413 of the outstanding shares were owned by The Prudential Insurance Company of America.
                                                                          31

       Prudential Index Series Fund     Prudential Europe Index Fund
             Financial Highlights (Unaudited)

                                     Six Months Ended        Year Ended         October 1, 1997(a)
                                        March 31,          September 30,              Through
                                           2000                 1999            September 30, 1998
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $  12.16             $  10.64                $ 10.00
                                         --------             --------               --------
Income from investment
operations
Net investment income(c)                      .03                  .17                    .18
Net realized and unrealized gain
   on investment and foreign
   currency transactions                     2.07                 1.61                    .53
                                         --------             --------               --------
      Total from investment
      operations                             2.10                 1.78                    .71
                                         --------             --------               --------
Less distributions
Dividends from net investment
income                                       (.14)                (.23)                  (.07)
Distributions from net realized
gains                                        (.08)                (.03)                    --
                                         --------             --------               --------
      Total distributions                    (.22)                (.26)                  (.07)
                                         --------             --------               --------
Net asset value, end of period           $  14.04             $  12.16                $ 10.64
                                         --------             --------               --------
                                         --------             --------               --------
TOTAL RETURN(d):                            17.29%               16.86%                  7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $ 22,480             $ 22,675                $18,026
Average net assets (000)                 $ 25,036             $ 21,984                $17,728
Ratios to average net assets:(c)
   Expenses                                   .60%(b)              .60%                   .60%(b)
   Net investment income                      .36%(b)             1.55%                  1.64%(b)
Portfolio turnover rate                         5%                   4%                     4%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
    32                                     See Notes to Financial Statements

Prudential Europe Index Fund

Getting the Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.
We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:
Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.
See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

Prudential Europe Index Fund
Getting the Most From Your Prudential Mutual Fund

Performance review
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.
Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Performance Review that doesn't appear in this listing because it was sold before the close of the reporting period.
Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.
Statement of Operations
This is the income statement, which details income
(mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

www.prudential.com                  (800) 225-1852

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets.
This statement also shows how money from investors flowed into and out of the Fund.
Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.
Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.
Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.
Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Prudential Europe Index Fund
Getting the Most From Your Prudential Mutual Fund

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

www.prudential.com                  (800) 225-1852
For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March
31, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


BULK RATE
U.S. POSTAGE
PAID
Permit 6807
New York, NY

MF174E8   74438C704

(LOGO) Printed on Recycled Paper

SEMIANNUAL REPORT  MARCH 31, 2000

Prudential
Pacific Index Fund


Fund Type Stock

Objective Provide investment results that correspond to the price and yield performance of the applicable index

(GRAPH)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential Pacific Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of stocks of Pacific region issuers. Currently, we use the Morgan Stanley
Capital International (MSCI) Pacific Free Index. ("Free" means that it includes companies that are open to foreign investors.) Over the past year, the MSCI Pacific Free
Index included stocks in Japan, Australia, Hong Kong,
Singapore, and New Zealand. The difference between the Fund's return and that of the Index is primarily management fees and expenses. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
Expressed as a percentage of
net assets as of 3/31/00
      81.2% Japan
      6.8   Hong Kong
      6.7   Australia
      2.5   Singapore
      0.4   New Zealand
      2.4   Cash & Equivalents

MSCI Pacific Free Index Performance*
Growth of a $100 investment
from 9/30/97 to 3/31/00
(GRAPH)

* The actual inception date for Class Z is 9/24/97. The performance cited is for the since inception period for Prudential Pacific Index Fund, but does not represent its performance. Investors cannot invest directly in an index.
Source: Lipper Inc. The Lipper reporting period begins
9/30/97.

www.prudential.com      (800) 225-1852
Performance at a Glance

Cumulative Total Returns1            As of 3/31/00

                        Six              One             Since
                        Months           Year          Inception2
Class Z             13.67% (13.29)   38.83% (37.91)   23.41% (21.06)
Lipper Pacific
Region Fund Avg.3       30.14            75.32             30.90
MSCI Pacific
Free Index4             15.58            40.62             27.04

Average Annual Total Returns1                  As of 3/31/00
                    One            Since
                    Year         Inception2
   Class Z      38.83% (37.91)   8.72% (7.89)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).
2 Inception date: Class Z, 9/24/97. The Lipper reporting period begins 9/30/97.
3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since-inception periods in the Pacific Region Fund category.
The Lipper average is unmanaged. Pacific Region funds concentrate their investments in equity securities with primary trading markets or operations in the Western
Pacific Basin region or a single country within this region.
4 The Morgan Stanley Capital International (MSCI) Pacific
Free Index is an unmanaged, diversified, capitalization-weighted index currently consisting of 422 equity securities listed on the stock exchanges of Australia, Japan, Hong Kong, New Zealand, and Singapore.
The Fund is neither sponsored by, nor affiliated with, Morgan Stanley & Co. Incorporated. The benchmark shown includes net dividends reinvested, reflecting a subtraction for withholding taxes retained at the source for foreigners who do not benefit from a double taxation treaty. Investors cannot invest directly in an index.

Prudential Pacific Index Fund

Message From the Fund's President   As of May 24, 2000

Dear Shareholder,
On May 24, 2000, the Board of Trustees of Prudential
Index Series Fund for Prudential Pacific Index Fund decided that it was in our shareholders' best interest to liquidate the Fund as soon as possible, but no later than September 29, 2000. The decision to liquidate was based upon the determination that over its lifetime, the Fund was unable to gather enough assets to operate efficiently. You should receive further communication about this decision shortly.
Performance
For the six months that ended March 31, 2000, Prudential
Pacific Index Fund finished with a return of 13.67%, compared to 15.58% for the Morgan Stanley Capital
International (MSCI) Pacific Free Index. It was a volatile period marked by an explosive advance that was led by the technology and telecommunications sectors, followed by a sharp correction that erased much of the gains. Share prices stabilized somewhat at period end. A slightly stronger yen added to the Fund's returns in U.S.
dollar terms, but currency fluctuation played a much less significant role than in the prior fiscal period.
Diversification helps spread risk
The volatility in technology and telecommunications stocks was once again evidence of the advantages of index funds. Investors who concentrated mainly on the "hot" sectors of the market were taken for a heart-stopping ride. In contrast, your Fund owned a mix of new and old economy stocks. The diversified approach of indexing tends to catch winners in a variety of sectors while providing some downside cushion in volatile markets.

Sincerely,

John R. Strangfeld, President
Prudential Index Series Fund
www.prudential.com             (800) 225-1852

Investment Adviser's Report

Dear Shareholder,
During the six-month reporting period ended March 31, 2000, the Japanese economy provided evidence that the country was making slow progress toward better times.
However, the signals continued to be very mixed for the country that comprises roughly three-fourths of the Fund and the Morgan Stanley Capital International (MSCI)
Pacific Free Index. After cheering investors with two consecutive quarters of positive GDP growth in 1999, the latest two quarters have seen negative growth, indicating an economy that is still very fragile. Consumer spending was fairly strong, but consumers were preoccupied with bargain hunting, which helps discount retailers but hurts the traditional department stores. The government appeared committed to jump-starting the economy with liberal spending policies, but Japan's tradition of spending freely in areas such as capital spending (on average, the percentage allocated to capital projects by Japan's government is about double the comparable figure in the U.S. budget) has in the past resulted in substantial waste and misallocation of capital. Thus, as the bloated parts of the budget are pared back and spending for information technology increases, there are likely to be further bumps along the way in GDP growth.
Nonetheless, there were some solid indications of progress. More and more companies appeared to be engaged in serious restructuring, if only as a result of heightened competitive pressures. Moreover, the government recently passed legislation that will make it easier for foreign companies to acquire Japanese companies--a major breakthrough for a country that in the past turned down repeated requests from its trading partners for such a law. This legislation followed closely on the heels of another law that facilitated stock buybacks--a tool frequently employed by Western corporations to increase shareholder value. Consequently, while maximizing shareholder value is still not second nature for many Japanese companies--especially those controlled by a single family--it is becoming increasingly accepted as a requirement of doing business in a globally competitive world.

Prudential Pacific Index Fund

Investment Adviser's Report

Export-related stocks shine
Japanese stocks, reflecting investors' expectations of improving economic conditions, did moderately well, aided
(in U.S. dollar terms) by modest appreciation in the yen against the dollar. There were several areas of strength in the Fund's Japanese holdings, which returned 16.33% during the period. Export-related companies, benefiting from a relatively stable yen and strong demand from the United States and Europe, performed well. Examples included Toyota, Sony, Kyocera, and Canon. Small stocks representing the new economy also did well, though a sharp correction during the second half of the period offset many of the gains in these sectors. Japanese retail investors returned to the stock market in force and, like their counterparts in the United States and Europe, focused on two sectors that outshone all others on a worldwide basis, especially during the final quarter of 1999: technology and telecommunications. Cellular phone equipment and service providers were particularly strong, driven by the popularity of recently introduced phones with Internet capabilities.

Enthusiastic buying in these sectors drove share prices to dizzying heights, and created huge discrepancies between the leaders and the laggards in the Japanese market. A decline in new economy stocks also occurred, paralleling similar corrections in other markets, but the Japanese pullback began earlier and was intensified by additional selling from investors who had bought high-flying stocks on margin. Nevertheless, stocks such as Softbank, an Internet investment company, managed to finish the period with triple-digit gains. Specialty and discount retailers also did well, as did securities firms, reflecting investors' enthusiastic participation in the markets.

Looking elsewhere in the Pacific Basin, the Hong Kong
component of the Fund did well, gaining 30.44%. The
market there appears to be in transition. When Hong Kong
was under British rule, banks, property companies, and
conglomerates dominated the market. Lately, the
traditional favorites have had problems, and stocks more
representative of Mainland China--such as China Telecom--
have come to the fore. Prices for real estate and other
commodities
www.prudential.com                   (800) 225-1852

are still too high in Hong Kong, and will probably have to come down to levels that reflect the new realities of the region. Currently there are plans to increase the weighting of Hong Kong and Taiwanese stocks in the Index. Australia, comprising on average 7.4% of the Fund and the Index during the period, suffered as the rest of the region's prospects improved. During Asia's financial crisis, Pacific Basin investors retreated to the relative safety of Australian stocks, driving up share prices. When prospects for the region improved, investors looked for greener pastures in Japan, Hong Kong, and other markets. Finally, in smaller markets such as Indonesia, there was a realization that the road to recovery would be longer and harder than previously thought.
Looking ahead
Structural problems remain in Japan, but solid attempts by the government to rid the economy of its inefficiencies represent cause for optimism. Another favorable influence on Japan is the fact that the rest of Asia is growing vigorously once again. Furthermore, there is evidence that prices and volume in the Japanese commercial real estate market are turning up--an indication that the long bear market there may be over.
An improvement in the real estate market would be very positive for Japanese banks, whose problems with bad real estate loans are by now legendary.
Finally, these developments are occurring at a time when investors worldwide appear to be reconsidering the values inherent in the old economy, which includes industries such as finance and industrial manufacturing. Buying stocks simply because of their association with the Internet, in the absence of earnings, may become less fashionable than was the case during much of the period. Technology investing will not simply go away, of course, but investors, chastened by a stiff correction and the accompanying shrinkage in their accounts, are likely to be more value-conscious in the future than they have been recently.

Prudential Index Series Fund Management Team

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.6%
Common Stocks  96.9%
-------------------------------------------------------------------------------------
Australia  6.0%
       6,800   Amcor Ltd.                                             $       23,560
       4,000   AMP Diversified Property Trust                                  5,512
      11,100   AMP Ltd.                                                      104,838
       6,768   AMP Ltd.(d)                                                         0
       4,077   Australian Gas & Light Co.                                     19,674
       6,286   Boral Ltd.(a)                                                   8,623
       2,200   Brambles Industries, Ltd.                                      55,953
       1,200   British American Tobacco Australasia Ltd.                       6,818
      17,493   Broken Hill Proprietary Co., Ltd.                             189,449
      11,019   Coca Cola Amatil Ltd.                                          27,423
      11,490   Coles Myer Ltd.                                                45,333
       9,800   Colonial Ltd.                                                  45,036
       1,400   CSL Ltd.                                                       17,421
      12,100   CSR Ltd.                                                       25,412
       2,955   Email Ltd.                                                      4,036
       1,275   F. H. Faulding & Co. Ltd.                                       5,400
      17,800   Fosters Brewing Group Ltd.                                     44,190
       5,398   Futuris Corp., Ltd.                                             5,439
      18,537   General Property Trust                                         28,692
      13,939   Goodman Fielder Ltd.                                           10,153
       4,000   Hardie (James) Industries Ltd.                                  8,925
       1,377   Iluka Resources Ltd.                                            3,009
       2,700   Leighton Holdings Ltd.                                          7,773
       5,131   Lend Lease Corp. Ltd.                                          66,317
      17,955   M.I.M. Holdings Ltd.                                           11,444
       3,610   Mayne Nickless Ltd.                                             7,362
      14,684   National Australia Bank Ltd.                                  188,779
       2,300   Newcrest Mining Ltd.(a)                                         4,607
      20,330   News Corp., Ltd.                                              284,071
      18,879   Normandy Mining Ltd.(a)                                         9,970
       7,681   North Ltd.                                                     13,381
       2,836   Orica Ltd.                                                     11,103
       6,286   Origin Energy Ltd.                                              5,456

    6                                      See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      10,400   Pacific Dunlop Ltd.                                    $        9,943
       9,200   Pioneer International Ltd.                                     25,074
       4,045   QBE Insurance Group Ltd.                                       17,188
       3,000   Rio Tinto Ltd.                                                 42,638
       6,200   Santos Ltd.                                                    14,512
       1,864   Smith (Howard) Ltd.                                             9,357
       6,477   Southcorp Ltd.                                                 18,738
       3,548   Stockland Trust Group                                           7,408
       2,500   Suncorp-Metway Ltd.                                            11,533
       3,962   TABCORP Holdings Ltd.                                          22,245
      75,900   Telstra Corp.                                                 350,138
       2,932   Wesfarmers Ltd.                                                20,760
      11,718   Western Mining Corp. Holdings Ltd.                             45,820
      17,131   Westfield Trust                                                32,131
      18,313   Westpac Banking Corp. Ltd.                                    114,638
      12,059   Woolworths Ltd.                                                37,404
                                                                      --------------
                                                                           2,074,686
-------------------------------------------------------------------------------------
Hong Kong  6.8%
      15,000   Bank of East Asia                                              33,327
     122,600   Cable & Wireless HKT Ltd.                                     321,202
      34,000   Cathay Pacific Air                                             50,433
      23,000   Cheung Kong Ltd.                                              344,121
      21,000   China Light & Power Holdings, Ltd.                             94,124
      20,000   Chinese Estates Holdings                                        3,391
       8,000   Giordano International Limited                                  9,709
      11,000   Hang Lung Development Co.                                       9,041
      19,000   Hang Seng Bank Ltd.                                           165,928
      47,400   Hong Kong & China Gas Co.                                      59,353
      11,000   Hong Kong & Shanghai Hotels                                     5,616
       2,000   Hong Kong Aircraft Engineering Co., Ltd.                        3,185
       4,000   Hong Kong Construction Holdings                                   991
       8,800   Hopewell Holdings Ltd.                                          4,634
      39,000   Hutchison Whampoa Ltd.                                        703,718
       9,000   Hysan Development Co.                                           9,767
       9,000   Johnson Electric Holdings, Ltd.                                61,549

    See Notes to Financial Statements                                      7

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       6,000   Miramar Hotel & Investment Co.                         $        5,009
      22,169   New World Development Co., Ltd.                                30,891
      14,000   Oriental Press Group                                            4,180
       6,000   Peregrine Investments (b)                                           8
      38,000   Regal Hotel International                                       2,538
      24,026   Shangri La Asia Ltd.                                           26,999
      14,000   Shun Tak Holdings Ltd.                                          2,086
      38,000   Sino Land Co.                                                  15,861
      20,000   South China Morning Post                                       19,264
      24,000   Sun Hung Kai Properties Ltd.                                  208,052
      16,000   Swire-Pacific, Ltd. 'A'                                        82,605
       5,000   Television Broadcasts Ltd.                                     44,468
       2,000   Varitronix International Ltd.                                   4,649
      23,896   Wharf Holdings Ltd.                                            45,727
       2,000   Wing Lung Bank                                                  7,423
                                                                      --------------
                                                                           2,379,849
-------------------------------------------------------------------------------------
Japan  81.2%
       4,000   77th Bank(a)                                                   28,587
       1,500   Acom Co., Ltd.                                                162,482
       1,000   Advantest Corp.                                               212,451
       7,000   Ajinomoto Co., Inc.                                            85,312
       2,000   Alps Electric Co.                                              27,339
       3,000   Amada Co.                                                      24,277
       1,000   Amano Corp.                                                     8,278
         900   Aoyama Trading Co.                                             13,908
         500   Arabian Oil Co.                                                 1,735
      28,000   Asahi Bank                                                    156,974
       5,000   Asahi Breweries                                                50,212
      14,000   Asahi Chemical Industries                                      89,407
      12,000   Asahi Glass Co.                                               102,491
         400   Asatsu-DK Inc.                                                 20,319
       5,000   Ashikaga Bank                                                  11,164
         400   Autobacs Seven Co.                                             12,363
      47,000   Bank Of Tokyo-Mitsubishi, Ltd.                                672,247
      12,000   Bank of Yokohama                                               48,672
         500   Benesse Corp.                                                  51,285

    8                                      See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
         500   Benesse Corp. (New)                                    $       44,021
       9,000   Bridgestone Corp.                                             198,752
       3,000   Brother Industries                                              7,839
       9,000   Canon Inc.                                                    390,484
       3,000   Casio Computer Co.                                             31,853
          23   Central Japan Railway Co.                                     139,258
       2,000   Chiyoda Corp.                                                   3,120
       3,000   Chugai Pharmacy Co.                                            56,247
       4,200   Chuo Mitsui Trust & Banking Co., Ltd.                          24,201
       4,000   Citizen Watch Co.                                              33,735
       5,000   Cosmo Oil Co.                                                   6,727
       1,900   Credit Saison Co., Ltd.                                        31,492
         700   CSK Corp.                                                      32,760
       8,000   Dai Nippon Printing Co., Ltd.                                 129,947
       4,000   Daicel Chemical Industries                                     13,650
       8,000   Daiei Inc.                                                     28,626
       1,000   Daifuku Co.                                                     9,009
       3,000   Daiichi Pharmaceutical Co.                                     46,507
       3,000   Daikin Industries                                              55,574
       2,000   Daikyo Inc.                                                     4,309
       3,000   Daimaru Inc.                                                   10,150
       9,000   Dainippon Ink & Chemicals, Inc.                                36,416
       2,000   Dainippon Screen Manufacturing Co., Ltd.                       13,864
       1,400   Daito Trust Construction Co., Ltd.                             23,983
      16,000   Daiwa Bank                                                     47,424
       5,000   Daiwa House Industries                                         34,271
       2,000   Daiwa Kosho Lease Co., Ltd.                                     5,850
      13,000   Daiwa Securities Co., Ltd.                                    244,625
       5,000   Denki Kagaku Kogyo K.K.                                        19,061
       9,000   Denso Corp.                                                   214,547
          40   East Japan Railway Co.                                        207,478
       3,000   Ebara Corp.                                                    39,195
       3,000   Eisai Co., Ltd.                                                79,121
       2,400   Fanuc Ltd.                                                    251,782
      35,000   Fuji Bank                                                     329,303
         200   Fuji Machine MFG. Co., Ltd.                                    14,878
       5,000   Fuji Photo Film Co.                                           220,348

    See Notes to Financial Statements                                      9

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
         400   Fuji S Ware Abc                                        $       27,300
       4,000   Fujikura Ltd.                                                  19,851
       5,000   Fujita Corp.(a)                                                 2,730
      19,000   Fujitsu Ltd.                                                  583,532
       6,000   Fukuoka Chuo Bank Ltd.                                         41,184
       7,000   Furukawa Electric Co., Ltd.                                   117,730
       6,000   Gunma Bank                                                     32,877
       2,000   Gunze Ltd.                                                      5,187
       2,000   Hankyu Department Stores                                       11,544
       4,000   Haseko Corp.(a)                                                 1,716
         400   Hirose Electric Co., Ltd.                                      56,510
      34,000   Hitachi Ltd.                                                  404,095
      10,000   Hitachi Zosen Corp.                                             8,970
       6,000   Hokuriku Bank                                                  15,210
      10,000   Honda Motor Co., Ltd.                                         413,396
       1,000   House Foods Corp.                                              14,820
       1,000   Hoya Corp.                                                     94,574
       2,000   Inax Corp.                                                     10,393
      26,000   Indonesia Bank                                                237,781
       3,000   Isetan Co.                                                     26,529
       3,000   Ishihara Sangyo Kaisha(a)                                       5,616
      15,000   Ishikawajima-Harima Heavy Industries Co., Ltd.                 17,550
       4,000   Ito Yokado Co., Ltd.                                          286,257
      15,000   Itochu Corp.                                                   79,998
       2,000   Iwatani International Corp.                                     4,524
       1,000   Jaccs Co., Ltd.                                                 3,344
      18,000   Japan Air Lines Co.(a)                                         48,262
      11,000   Japan Energy Corp.                                              9,652
       4,000   Japan Steel Works                                               4,485
          20   Japan Tobacco, Inc.                                           143,324
       2,000   JGC Corp.                                                       5,577
       9,000   Joyo Bank                                                      36,416
       3,000   Jusco Co.                                                      44,928
         100   Kadokawa Shoten Publishing Co., Ltd.                           23,741
      10,000   Kajima Corp.                                                   27,690
       1,000   Kaken Pharmaceutical Co., Ltd.                                  6,396
       3,000   Kamigumi Co., Ltd.                                             13,747

    10                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       5,000   Kanebo Ltd.(a)                                         $        9,409
       4,000   Kaneka Corp.                                                   49,998
       9,700   Kansai Electrical Power                                       145,077
       6,000   Kao Corp.                                                     183,688
       1,000   Katokichi Co.                                                  21,401
      17,000   Kawasaki Heavy Industries                                      20,387
       6,000   Kawasaki Kisen Ltd.                                            10,530
      32,000   Kawasaki Steel Corp.                                           53,663
       5,000   Keihin Electric Express Railway Co., Ltd.                      18,232
       2,000   Kikkoman Corp.                                                 15,034
       3,000   Kinden Corp.                                                   22,961
      16,000   Kinki Nippon Railway                                           65,363
      10,000   Kirin Brewery Co.                                             122,459
       1,000   Kokuyo Co.                                                     13,162
      10,000   Komatsu Ltd.                                                   47,580
       1,000   Komori Corp.                                                   15,356
         500   Konami Co., Ltd.                                               34,125
         500   Konami Co., Ltd. (New)                                         34,125
       4,000   Konica Corp.                                                   18,252
       2,000   Koyo Seiko Co.                                                 15,015
      14,000   Kubota Corp.                                                   48,184
       7,000   Kumagai Gumi Co.(a)                                             4,573
       4,000   Kuraray Co.                                                    36,582
       2,000   Kureha Chemical Industry Co., Ltd.                              5,557
       1,000   Kurita Water Industries                                        19,402
       1,900   Kyocera Corp.                                                 317,886
       2,000   Kyowa Exeo Corp.                                               15,561
       5,000   Kyowa Hakko Kogyo Co., Ltd.                                    56,842
       1,000   Maeda Road Construction Co.                                     4,582
       1,000   Makino Milling Machine                                          9,565
       2,000   Makita Corp.                                                   17,725
      15,000   Marubeni Corp.                                                 56,598
       4,000   Marui Co.(a)                                                   72,422
      21,000   Matsushita Electric Industrial Co., Ltd.                      628,577
       3,000   Meiji Milk Product Co., Ltd.                                   18,340
       4,000   Meiji Seika Kaisha                                             27,924
         600   Meitec Corp.                                                   21,060

    See Notes to Financial Statements                                     11

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       4,000   Minebea Co.(a)                                         $       53,234
      21,000   Mitsubishi Chemical Corp.                                      83,742
      16,000   Mitsubishi Corp.                                              145,235
      22,000   Mitsubishi Electric Corp.                                     207,634
      13,000   Mitsubishi Estate Co., Ltd.                                   141,071
       5,000   Mitsubishi Gas Chemicals Co.                                   12,041
      33,000   Mitsubishi Heavy Industries Ltd.                              103,924
       2,000   Mitsubishi Logistics Corp.                                     17,355
      12,000   Mitsubishi Material Corp.                                      40,950
       3,000   Mitsubishi Paper Mills                                          4,592
       6,000   Mitsubishi Rayon Co.                                           14,859
      13,000   Mitsubishi Trading & Banking                                  120,665
      16,000   Mitsui & Co.                                                  129,479
       8,000   Mitsui Engineering & Shipbuilding Co., Ltd.(a)                  5,850
       8,000   Mitsui Fudosan Co., Ltd.                                       76,439
       8,000   Mitsui Marine & Fire Insurance Co., Ltd.                       36,036
       5,000   Mitsui Mining & Smelting Co.                                   30,517
       1,000   Mitsui Soko Co.                                                 2,437
       5,000   Mitsukoshi Ltd.                                                21,645
       1,000   Mori Seiki Co.                                                 16,672
       2,000   Murata Manufacturing Co., Ltd.                                486,521
       3,000   Mycal Corp.                                                    10,969
         600   Namco Ltd.                                                     24,628
      16,000   NEC Corp.                                                     472,676
       4,000   NGK Insulators Ltd.                                            34,710
       2,000   NGK Spark Plug Co.                                             22,815
         700   Nichiei Co., Ltd.                                              13,274
       3,000   Nichirei Corp.                                                  8,336
         300   Nidec Corp.                                                    27,787
         300   Nidec Corp. (New)                                              27,202
       4,000   Nikon Corp.                                                   153,659
       1,400   Nintendo Co., Ltd.                                            246,380
       1,000   Nippon Comsys Corp.                                            18,622
      11,000   Nippon Express Co., Ltd.                                       81,831
       5,000   Nippon Light Metal Co., Ltd.                                    4,485
       3,000   Nippon Meat Packers, Inc.                                      34,515
      15,000   Nippon Mitsubishi Oil Corp.                                    54,843

    12                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       9,000   Nippon Paper Industries Co.                            $       64,671
       1,000   Nippon Sharyo Ltd.                                              2,106
       5,000   Nippon Sheet Glass Co.                                         50,700
       3,000   Nippon Shinpan Co.                                              7,517
       2,000   Nippon Shokubai Co.                                             8,775
      67,000   Nippon Steel Corp.                                            160,045
       3,000   Nippon Suisan Kaisha(a)                                         5,236
         127   Nippon Telegraph & Telephone Corp.                          2,018,329
      12,000   Nippon Yusen K.K.                                              50,778
       3,000   Nishimatsu Construction Co.                                    11,144
      40,000   Nissan Motor Co., Ltd.(a)                                     163,798
       2,000   Nisshin Flour Mill                                             16,185
       2,000   Nisshinbo Industries, Inc.                                      9,808
       1,000   Nissin Food Products Co., Ltd.                                 22,571
       2,000   Nitto Denko Corp.                                              79,949
       2,000   NOF Corp.                                                       5,128
      20,000   Nomura Securities Co., Ltd.                                   653,244
       2,000   Noritake Co.                                                    8,892
       6,000   NSK Ltd.                                                       44,928
       5,000   NTN Corp.                                                      15,112
       8,000   Obayashi Corp.                                                 29,250
      10,000   Oji Paper Co., Ltd.                                            70,297
       1,000   Okuma Corp.                                                     3,958
       3,000   Okumura Corp.                                                  10,033
       3,000   Olympus Optical Co.                                            46,507
       3,000   Omron Corp.                                                    85,409
       2,000   Onward Kashiyama & Co., Ltd.                                   24,180
       3,000   Orient Corp.                                                   13,309
       1,000   Oriental Land Co., Ltd.                                       109,394
         840   Orix Corp.                                                    121,620
      25,000   Osaka Gas Co.                                                  60,449
         100   Oyo Corp.                                                       1,219
       4,000   Penta-Ocean Construction                                        5,538
       2,000   Pioneer Electronic Corp.                                       56,744
       1,200   Promise Co., Ltd.                                              92,546
       3,000   Renown Inc.                                                     4,183
       1,100   Rohm Co., Ltd.                                                382,879

    See Notes to Financial Statements                                     13

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      40,000   Sakura Bank                                            $      304,587
       1,000   Sanden Corp.                                                    5,499
       5,000   Sankyo Co.                                                    126,018
       1,000   Sanrio Co.(a)                                                  33,345
       2,000   Sanwa Shutter Corp.                                             6,103
      19,000   Sanyo Electric Co.                                            113,372
       3,000   Sapporo Breweries Ltd.                                         11,671
       2,000   Secom Co., Ltd.                                               171,598
       1,000   Sega Enterprises Ltd.                                          20,377
       1,000   Seino Transportation Co.                                        5,167
       3,000   Seiyu Ltd.                                                      8,102
       6,000   Sekisui Chemical Corp., Ltd.                                   19,831
       7,000   Sekisui House Ltd.                                             64,223
      11,000   Sharp Corp.                                                   235,412
         500   Shimachu Co.                                                    5,923
         400   Shimamura Co.                                                  43,680
       1,500   Shimano Inc.                                                   28,489
       9,000   Shimizu Corp.                                                  25,184
       4,000   Shin-Etsu Chemical Co., Ltd.                                  242,968
       4,000   Shionogi & Co.                                                 71,057
       4,000   Shiseido Co., Ltd.                                             54,404
       8,000   Shizuoka Bank                                                  67,859
      11,000   Showa Denko K.K.                                               14,693
       4,000   Showa Shell Sekiyu K.K.                                        15,678
       1,000   Skylark Co.                                                    27,202
         700   SMC Corp.                                                     146,736
       3,000   Snow Brand Milk Products                                       12,724
       1,100   Softbank Corp.                                                981,329
       4,500   Sony Corp.                                                    636,182
       4,500   Sony Corp. (New)                                              640,569
      32,000   Sumitomo Bank                                                 477,356
      16,000   Sumitomo Chemical Co., Ltd.                                    87,515
      11,000   Sumitomo Corp.                                                133,418
       7,000   Sumitomo Electric Industries                                   98,757
       2,000   Sumitomo Forestry Co., Ltd.                                    12,831
       6,000   Sumitomo Heavy Industries Ltd.                                 14,508
       7,000   Sumitomo Marine & Fire Insurance Co.                           35,490

    14                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      38,000   Sumitomo Metal Industries(a)                           $       29,640
       7,000   Sumitomo Metal Mining Co.                                      20,953
       5,000   Sumitomo Osaka Cement Co.                                      18,476
      11,000   Taiheiyo Cement Corp.                                          18,554
      12,000   Taisei Corp.                                                   19,071
       3,000   Taisho Pharmacy Co., Ltd.                                     103,544
       1,000   Taiyo Yuden Co.                                                64,642
       2,000   Takara Shuzo Co.                                               44,850
       1,000   Takara Standard Co., Ltd.                                       4,192
       4,000   Takashimaya Co.                                                32,682
       9,000   Takeda Chemical Industries                                    640,569
       1,500   Takefuji Corp.                                                160,874
       1,000   Takuma Co., Ltd.                                                9,262
       9,000   Teijin Ltd.                                                    38,171
       3,000   Teikoku Oil Co.                                                 9,711
       2,000   Terumo Corp.                                                   60,059
       2,000   Toa Corp.                                                       2,886
       9,000   Tobu Railway Co.                                               25,711
       3,000   Toda Corporation                                               11,086
       1,000   Toei Co.                                                        8,395
         200   Toho Co.                                                       53,722
       5,000   Tohoku Electrical Power Co., Inc.                              64,106
      22,000   Tokai Bank                                                    132,989
      15,000   Tokio Marine & Fire Insurance Co.                             154,292
       2,000   Tokyo Broadcasting System Inc.                                 78,974
       2,000   Tokyo Dome Corp.                                               10,627
      13,500   Tokyo Electric Power Co.                                      296,154
       2,000   Tokyo Electron Ltd.                                           302,247
      28,000   Tokyo Gas Co.                                                  60,332
       1,000   Tokyo Style Co.                                                 9,652
       2,000   Tokyo Tatemono Co., Ltd.                                        3,763
       3,000   Tokyotokeiba Co.                                                4,036
      11,000   Tokyu Corp.                                                    48,691
       7,000   Toppan Printing Co.                                            78,487
      14,000   Toray Industries Inc.                                          54,053
      33,000   Toshiba Corp.                                                 336,547
       7,000   Tosoh Corp.                                                    34,193

    See Notes to Financial Statements                                     15

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       2,000   Tostem Corp.                                           $       32,370
       4,000   Toto Ltd.                                                      20,592
       2,000   Toyo Seikan Kaisha                                             34,203
       7,000   Toyobo Co.                                                     10,579
      38,000   Toyota Motor Corp.                                          1,989,567
         200   Trans Cosmos Inc.                                              56,549
       2,000   Tsubakimoto Chain Co.                                           8,385
       8,000   Ube Industries Ltd.                                            18,096
         800   Uni-Charm Corp.                                                52,650
       5,000   Unitika Ltd.(a)                                                 3,851
       2,000   Uny Co.                                                        17,530
       2,000   Wacoal Corp.                                                   16,906
         300   World Co., Ltd.                                                23,107
         150   World Co., Ltd. (New)                                          10,442
       2,000   Yakult Honsha Co., Ltd.                                        17,784
       2,000   Yamaha Corp.                                                   16,224
       3,000   Yamanouchi Pharmaceutical Co., Ltd.                           164,383
       4,000   Yamato Transport Co.                                          114,659
       3,000   Yamazaki Baking Co.                                            28,665
       3,000   Yokogawa Electric Corp.                                        27,904
                                                                      --------------
                                                                          28,239,100
-------------------------------------------------------------------------------------
Malaysia
         350   Silverstone Berhad (b)                                              0
-------------------------------------------------------------------------------------
New Zealand  0.4%
      27,900   Brierley Investments Ltd.                                       5,405
      18,500   Carter Holt Harvey Ltd.                                        15,989
       6,300   Contact Energy Ltd.(a)                                          8,355
       1,000   Fisher & Paykel Industries Ltd.                                 3,005
       3,300   Fletcher Challenge Building                                     3,573
       3,400   Fletcher Challenge Energy, Ltd.                                 7,583
       8,000   Fletcher Challenge Forestry, Ltd.                               2,106
       6,700   Fletcher Challenge Paper                                        4,559

    16                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       7,600   Lion Nathan Ltd.                                       $       13,023
      16,600   Telecom Corp. Of New Zealand                                   75,114
                                                                      --------------
                                                                             138,712
-------------------------------------------------------------------------------------
Singapore  2.5%
       9,000   City Developments Ltd.                                         40,777
       1,000   Creative Technology Ltd.(a)                                    31,745
       3,000   Cycle & Carriage Ltd.(a)                                        8,068
      13,885   DBS Group Holdings Ltd.                                       183,453
      14,500   DBS Land, Ltd.                                                 18,904
       3,000   First Capital Corp.                                             2,561
       3,000   Fraser & Neave Ltd.                                             8,559
       1,000   Haw Par Corp., Ltd.                                             1,590
       4,000   Hotel Properties Ltd.                                           3,508
       2,000   Inchcape Motors Ltd.                                            1,695
       9,000   Keppel Corp., Ltd.                                             21,151
       3,000   Natsteel Ltd.                                                   7,015
      12,000   Neptune Orient Lines Ltd.                                      10,593
      12,650   Overseas Chinese Banking Corp., Ltd.                           78,391
       1,000   Overseas Union Enterprise                                       2,607
       3,000   Parkway Holdings Ltd.                                           8,489
      29,000   S.T. Engineering(a)                                            34,755
      18,872   Sembcorp Industries                                            19,197
      13,000   Singapore Airlines Ltd.                                       121,600
       3,445   Singapore Press Holdings Ltd.                                  54,982
      62,000   Singapore Telecommunications                                   88,441
       3,000   Straits Trading Co.(a)                                          2,982
      10,000   United Industrial Corp.                                         4,209
      11,504   United Overseas Bank Ltd.                                      70,617
       6,000   United Overseas Land                                            4,315
       3,000   Venture Manufacturing Ltd.                                     41,215
                                                                      --------------
                                                                             871,419
                                                                      --------------
               Total Common Stocks (cost $26,933,896)                     33,703,766

    See Notes to Financial Statements                                     17

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
PREFERRED STOCKS  0.7%
Australia
      21,377   News Corp. Ltd.
                (cost $116,563)                                       $      253,026
Units
-------------------------------------------------------------------------------------
WARRANTS(a)
Hong Kong
       2,000   Chinese Estates Holdings
                Warrants expiring November 2000
                @HKD 1.02                                                        105

CORPORATE BONDS
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Australia
$         19   AMP Group Finance
                (cost $19,258)                                                10,285
                                                                      --------------
               Total long-term Investments (cost $27,069,717)             33,967,182
SHORT-TERM INVESTMENTS  0.5%
-------------------------------------------------------------------------------------
United States  0.4%
         130   United States Treasury Bill(c),
                5.675%,06/15/00
                (cost $128,456)                                              128,456
-------------------------------------------------------------------------------------
Repurchase Agreements  0.1%
          34   Joint Repurchase Agreement Account,
                6.153%, 04/03/00 (Note 5)                                     34,000
                                                                      --------------
               Total short-term Investments (cost $162,456)                  162,456
                                                                      --------------
               Total Investments  98.1%
                (cost $27,232,173; Note 4)                                34,129,638
               Other assets in excess of liabilities  1.9%                   665,643
                                                                      --------------
               Net Assets  100%                                       $   34,795,281
                                                                      --------------
                                                                      --------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Issuer in bankruptcy.
(c) Pledged as initial margin for financial futures contracts.
(d) Reinsurance note.
    18                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd. The industry classification of portfolio holdings and other asets (net) shown as a percentage of net assets as of March 31, 2000 was as follows:

Electronics...............................................................   10.7%
Commercial Banking........................................................   10.4
Telecommunications........................................................    8.2
Automobiles & Auto Parts..................................................    8.1
Appliances & Household Durables...........................................    4.8
Financial Services........................................................    4.3
Drugs & Health Care.......................................................    3.9
Real Estate...............................................................    3.2
Diversified Industries....................................................    3.0
Investment Companies......................................................    2.8
Chemicals.................................................................    2.5
Retail....................................................................    2.3
Electronic Components.....................................................    2.2
Broadcasting & Other Media................................................    1.9
Electrical Utilities......................................................    1.8
Machinery & Equipment.....................................................    1.7
Food & Beverage...........................................................    1.7
Computers.................................................................    1.7
Wholesale.................................................................    1.6
Photography...............................................................    1.5
Office Equipment & Supplies...............................................    1.2
Transportation & Warehousing..............................................    1.1
Electrical Equipment......................................................    1.0
Railroads.................................................................    0.9
Oil & Gas.................................................................    0.9
Building & Construction...................................................    0.9
Toy Manufacturer..........................................................    0.7
Printing & Publishing.....................................................    0.7
Mining....................................................................    0.7
Iron & Steel..............................................................    0.7
Insurance.................................................................    0.7
Entertainment.............................................................    0.7
Engineering & Construction................................................    0.7
Cosmetics/Toiletries......................................................    0.7
Rubber....................................................................    0.6
Paper.....................................................................    0.6

    See Notes to Financial Statements                                     19

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Airlines..................................................................    0.6
Business Services.........................................................    0.5
U.S. Government Securities................................................    0.4
Transportation-Road & Rail................................................    0.4
Tobacco...................................................................    0.4
Glass Products............................................................    0.4
Computer Software & Services..............................................    0.4
Building Materials & Components...........................................    0.4
Metals....................................................................    0.3
Health Care/Acute.........................................................    0.3
Commercial Services.......................................................    0.3
Software..................................................................    0.2
Publishing................................................................    0.2
Property Investment.......................................................    0.2
Medical Products & Services...............................................    0.2
Hotels....................................................................    0.2
Diversified Resources.....................................................    0.2
Diversified Funds.........................................................    0.2
Apparel...................................................................    0.2
Textiles..................................................................    0.1
Retail Trade..............................................................    0.1
Repurchase Agreement......................................................    0.1
Paper & Packaging.........................................................    0.1
Gaming....................................................................    0.1
Electrical Services.......................................................    0.1
Diversified Manufacturing.................................................    0.1
Containers................................................................    0.1
Beverages.................................................................    0.1
Advertising...............................................................    0.1
                                                                            -----
                                                                             98.1
Other assets in excess of liabilities.....................................    1.9
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    20                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $27,232,173)                            $ 34,129,638
Foreign currency, at value (cost $506,364)                               514,060
Cash                                                                     113,777
Dividends and interest receivable                                        105,202
Due from Manager                                                          11,996
Receivable for Fund shares sold                                           11,742
Other assets                                                                 205
                                                                   --------------
      Total assets                                                    34,886,620
                                                                   --------------
LIABILITIES
Accrued expenses                                                          61,355
Foreign withholding taxes payable                                         14,342
Payable for Fund shares repurchased                                       12,688
Due to broker-variation margin                                             2,954
                                                                   --------------
      Total liabilities                                                   91,339
                                                                   --------------
NET ASSETS                                                          $ 34,795,281
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,879
   Paid-in capital in excess of par                                   27,169,266
                                                                   --------------
                                                                      27,172,145
   Distribution in excess of net investment income                       (28,723)
   Accumulated net realized gain on investments                          728,969
   Net unrealized appreciation on investments and foreign
      currencies                                                       6,922,890
                                                                   --------------
Net assets, March 31, 2000                                          $ 34,795,281
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value per share
      ($34,795,281 / 2,879,478 shares of beneficial interest
      issued and outstanding)                                       $      12.08
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     21

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                  March 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $17,887)          $   175,189
   Interest                                                               3,164
                                                                 -----------------
      Total income                                                      178,353
                                                                 -----------------
Expenses
   Management fee                                                        72,473
   Custodian's fees and expenses                                        112,000
   Audit fee and expenses                                                 7,500
   Registration fees                                                      7,500
   Reports to shareholders                                                5,000
   Legal fees and expenses                                                5,000
   Trustees' fees                                                         5,000
   Transfer agent's fees and expenses                                     2,000
   Miscellaneous                                                          3,920
                                                                 -----------------
      Total operating expenses                                          220,393
   Less: Expense subsidy (Note 2)                                      (111,809)
                                                                 -----------------
       Net expenses                                                     108,584
                                                                 -----------------
Net investment income                                                    69,769
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
   Investment transactions                                            1,173,640
   Foreign currency transactions                                        158,683
   Financial futures contracts                                          165,991
                                                                 -----------------
                                                                      1,498,314
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        3,717,514
   Foreign currencies                                                  (102,499)
   Financial futures contracts                                           18,066
                                                                 -----------------
                                                                      3,633,081
                                                                 -----------------
Net gain on investments and foreign currencies                        5,131,395
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 5,201,164
                                                                 -----------------
                                                                 -----------------

    22                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months
                                                   Ended             Year Ended
                                               March 31, 2000    September 30, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $     69,769        $    177,801
   Net realized gain (loss) on investments
      and foreign currency transactions            1,498,314            (149,866)
   Net change in unrealized appreciation on
      investments and foreign currencies           3,633,081          12,190,461
                                               --------------    ------------------
   Net increase in net assets resulting from
      operations                                   5,201,164          12,218,396
                                               --------------    ------------------
Dividends from net investment income (Note
   1)                                               (498,620)           (156,768)
                                               --------------    ------------------
Fund share transactions (Note 6)
   Net proceeds from shares sold                  12,888,128          13,554,042
   Net asset value of shares issued in
      reinvestment of dividends                      421,213             156,768
   Cost of shares reacquired                     (19,800,124)         (5,630,075)
                                               --------------    ------------------
   Net increase (decrease) in net assets
      from Fund share transactions                (6,490,783)          8,080,735
                                               --------------    ------------------
      Total increase (decrease)                   (1,788,239)         20,142,363
                                               --------------    ------------------
NET ASSETS
Beginning of period                               36,583,520          16,441,157
                                               --------------    ------------------
End of period(a)                                $ 34,795,281        $ 36,583,520
                                               --------------    ------------------
                                               --------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of                                   $         --        $    241,445
                                               --------------    ------------------

    See Notes to Financial Statements                                     23

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Notes to Financial Statements (Unaudited)
      Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Pacific Index Fund (the 'Fund').
      The investment objective of the Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region, currently the Morgan Stanley Capital International Pacific Free Index ('MSCI-PFI').
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
      Securities Valuation:    Securities for which the primary market is on an
exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are readily available are valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager and the subadviser.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.
    24

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities are valued as of 4:15 p.m., New York time.
      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
      Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the
                                                                          25

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Financial futures contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified
    26

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distribution in excess of net investment income and to decrease accumulated net realized gain on investments by $158,683, relating to net realized foreign currency gains. Net investment income, net realized gains and net assets were not affected by these changes.
Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the services of PIC, the cost of compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.
      PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. For the six months ended March 31, 2000, PIFM subsidized $111,089 of the expenses of the Fund (0.62% of average net assets annualized or $0.04 per share).
      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.
      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was
                                                                          27

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
 .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2000.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended March 31, 2000, the Fund incurred fees of approximately $1,900 for the services of PMFS.
As of March 31, 2000, approximately $400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2000 were $1,224,224 and $6,360,424, respectively.
      The cost basis of investments for federal income tax purposes at March 31, 2000 was $27,464,702 and, accordingly, net unrealized appreciation for federal income tax purposes was $6,664,936 (gross unrealized appreciation--$9,798,236; gross unrealized depreciation--$3,133,300).
      For Federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 1999 of $450,909 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
      The Fund will elect, for United States Federal income tax purposes, to treat long-term capital losses of $118,458 incurred in the eleven months ended September 30, 1999 as having been incurred in the current fiscal year.
      During the six months ended March 31, 2000, the Fund entered into financial futures contracts. Details of open contracts as of March 31, 2000 are as follows:

                                                       Value at      Value at       Unrealized
   Number of                            Expiration     March 31,      Trade       Appreciation/
   Contracts              Type             Date          2000          Date       (Depreciation)
---------------     ----------------    ----------     ---------     --------     --------------
                     Long Positions:
        1              Hang Seng        Apr. 2000      $ 112,117     $117,671        $ (5,554)
                        ASX All
                       Ordinaries       Jun. 2000         96,542       99,850          (3,308)
        2
       13              Nikkei 300       Jun. 2000        410,666      386,584          24,082
                                                                                  --------------
                                                                                     $ 15,220
                                                                                  --------------
                                                                                  --------------

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 2000, the Fund has a 0.01% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $34,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
      Bear, Stearns & Co. Inc., 6.10%, in the principal amount of $120,000,000, repurchase price $120,061,000, due 04/3/00. The value of the collateral including accrued interest was $123,642,827.
      Credit Suisse First Boston Corp., 6.10%, in the principal amount of $130,000,000, repurchase price $130,066,083, due 04/3/00. The value of the collateral including accrued interest was $134,450,258.
      Goldman, Sachs & Co., 6.09%, in the principal amount of $100,000,000, repurchase price $100,050,750, due 04/3/00. The value of the collateral including accrued interest was $102,000,426.
      Greenwich Capital Markets, Inc., 6.15%, in the principal amount of $100,000,000, repurchase price $100,051,250, due 04/3/00. The value of the collateral including accrued interest was $102,005,200.
      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.25%, in the principal amount of $207,289,000, repurchase price $207,396,963, due 04/3/00. The value of the collateral including accrued interest was $211,435,308.
                                                                          29

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
Note 6. Capital
The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest were as follows:

                                                                              Shares
                                                                            ----------
Six months ended March 31, 2000:
Shares sold                                                                  1,120,583
Shares issued in reinvestment of dividends                                      36,755
Shares reacquired                                                           (1,677,741)
                                                                            ----------
Net decrease in shares outstanding                                            (520,403)
                                                                            ----------
                                                                            ----------
Year ended September 30, 1999:
Shares sold                                                                  1,381,345
Shares issued in reinvestment of dividends                                      20,021
Shares reacquired                                                             (579,605)
                                                                            ----------
Net increase in shares outstanding                                             821,761
                                                                            ----------
                                                                            ----------

      As of March 31, 2000, 2,553,996 of the outstanding shares were owned by The Prudential.
    30

       Prudential Index Series Fund     Prudential Pacific Index Fund

 Financial
     Highlights

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Financial Highlights (Unaudited)

                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  10.76
                                                                      --------
Income from investment operations
Net investment income(b)                                                  0.01
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          1.45
                                                                      --------
   Total from investment operations                                       1.46
                                                                      --------
Less distributions
Dividends from net investment income                                     (0.14)
                                                                      --------
Net asset value, end of period                                        $  12.08
                                                                      --------
                                                                      --------
TOTAL RETURN(d):                                                         13.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 34,795
Average net assets (000)                                              $ 36,237
Ratios to average net assets:(b)
   Expenses                                                                .60%(c)
   Net investment income                                                   .39%(c)
Portfolio turnover                                                           4%

------------------------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
    32                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Pacific Index Fund
             Financial Highlights (Unaudited) Cont'd.

         Year Ended September 30,                        September 24, 1997(a)
------------------------------------------               through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
    $   6.38                  $   9.88                          $  10.00
    --------                  --------                          --------
        0.05                      0.06                              0.02
        4.39                     (3.55)                            (0.14)
    --------                  --------                          --------
        4.44                     (3.49)                            (0.12)
    --------                  --------                          --------
        (.06)                     (.01)                               --
    --------                  --------                          --------
    $  10.76                  $   6.38                          $   9.88
    --------                  --------                          --------
    --------                  --------                          --------
       70.48%                   (35.54)%                           (1.20)%
    $ 36,584                  $ 16,441                          $ 24,699
    $ 24,660                  $ 19,827                          $ 24,802
         .60%                      .60%                              .60%(c)
         .72%                      .78%                            13.14%(c)
           5%                        2%                                0%

    See Notes to Financial Statements                                     33

Prudential Pacific Index Fund

Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
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Prudential Equity Fund, Inc.
Prudential Equity Income Fund
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Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
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Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
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Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
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GLOBAL FUNDS
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Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
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Global Utility Fund, Inc.
Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

www.prudential.com            (800) 225-1852

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Target Funds
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Prudential National Municipals Fund, Inc.

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Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
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Prudential Municipal Series Fund
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Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Pacific Index Fund
Getting the Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:
There's No Reward Without Risk; but Is This Risk Worth
It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com           (800) 225-1852

For More Information


Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852


Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Cusip Number   74438C803


The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

BULK RATE
U.S. POSTAGE
PAID
Permit 6807
New York, NY

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF174E10   74438C803

(LOGO) Printed on Recycled Paper

SEMIANNUAL REPORT  MARCH 31, 2000

Prudential
Small-Cap Index Fund

Fund Type Stock

Objective Provide investment results that correspond to the price and yield performance of the applicable index

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential Small-Cap Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of small capitalization stocks. Currently we use the Standard & Poor's SmallCap 600 Stock Index (S&P
SmallCap 600 Index). The S&P SmallCap 600 Index consists of 600 U.S. stocks selected to be representative of the industry composition of the small-cap market. On March 31, their individual market values ranged from $17 million to $6,080 million, with a median of $466 million. Differences between the Fund's return and that of the Index are due in part to management fees and expenses. Small-cap stocks have limited marketability and may be subject to more abrupt or erratic market movements than large-cap stocks. There can be no assurance that the Fund will achieve its investment objective.

S&P SmallCap 600 Index  As of 3/31/00
(GRAPH)

Source: Standard & Poor's.
The S&P SmallCap 600 Index currently measures the performance of selected U.S. stocks with a market value no greater than $6,080 million (as of March
31, 2000). "S&P(R)", "S&P SmallCap 600", and
"Standard & Poor's 600" are trademarks of The
McGraw-Hill Companies, Inc., and have been licensed for use by Prudential and its affiliates and subsidiaries. Prudential Small-Cap Index Fund is not sponsored, endorsed, sold, or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Prudential Small-Cap Index Fund.
Past performance is not indicative of future results. Investors cannot invest directly in an index.

www.prudential.com              (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                 As of 3/31/00

                      Six             One            Since
                     Months           Year         Inception2
Class Z           19.09% (18.75)  30.35% (29.61)  13.53% (11.58)
Lipper S&P
Small-Cap
Core Fund Avg.3       36.05           54.26            27.85
S&P SmallCap
600 Index4            19.00           30.70            13.76


Average Annual Total Returns1                    As of 3/31/00

                  One          Since
                  Year       Inception2
  Class Z    30.35% (29.61)  5.21% (4.48)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. Class Z shares are not subject to a sales charge or distribution and service (12b-
1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).
2 Inception date: Class Z, 10/1/97. The Lipper reporting period begins 9/30/97.
3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since-inception periods in the Small-Cap Core Fund category. The Lipper average is unmanaged. Small-
Cap Core funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P SmallCap
600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.
4 The S&P SmallCap 600 Index is a market capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
Investors cannot invest directly in an index.

Prudential Small-Cap Index Fund
Message From the Fund's President          May 24, 2000

Dear Shareholder,
On May 24, 2000, the Board of Trustees for
Prudential Small-Cap Index Fund decided that it was in our shareholders' best interest to liquidate the Fund as soon as possible, but no later than September 29, 2000. The decision to liquidate was based upon the determination that over its lifetime, the Fund was unable to gather enough assets to operate efficiently. You should receive further communication about this decision shortly.
For the first time since a global financial panic began in Asia in 1997, Standard & Poor's SmallCap
600 Stock Index had two successive positive quarters--the six months ended March 31, 2000-- providing the basis for a 19.09% half-year return for the Fund. This exceeded the return for the full
12 months of its last fiscal year. Performance came not just from the new economy stocks in communications services, technology, and biotechnology, but also from energy, capital goods, and financial stocks, although many of the strongest capital goods returns were technology-related.
In the second half of this reporting period, Standard & Poor's small-cap index had more than doubled the return of its large-cap counterpart.
With large-cap technology stocks at very high prices, investors began to look among smaller firms for potential growth. In the first quarter of 1999, small-cap technology stocks moved up sharply, led by computer-related industries. Then, biotechnology and telecommunications stocks took up the lead.
This period was marked by dramatic and frequent changes in the fortunes of particular companies, sectors, and investment styles. Such shifts in market sentiment are not unusual in the securities markets and are why werecommend that investors maintain a broadly diversified portfolio. A diversified portfolio is likely to be less volatile than any of its components.


Yours sincerely,

John R. Strangfeld, President
Prudential Index Series Fund
www.prudential.com                       (800) 225-1852
Investment Adviser's Report

Dear Shareholder,
The technology sector now comprises more than a quarter of the S&P SmallCap 600 Index market capitalization (the total value of outstanding shares). For much of our reporting period--the six months ended March 31, 2000--exuberant buying drove up technology stocks. The sector's advance was driven by technological service companies such as Mercury Interactive (tools for testing enterprise-scale software applications), Clarify (front-office software), and Macromedia (Web design and graphics tools). The stocks of these three firms more than doubled in price during the half-year.
The tiny (three-company) communications services sector had the largest average gain, but a larger contribution to the overall Index came from the healthcare sector. Biotechnology companies--led by
Idec Pharmaceuticals and Incyte Pharmaceuticals-- soared.
The technology and telecommunications sectors and the biotech group of the healthcare sector have been the market darlings. They make up what has been called the "new economy." Market swings, particularly in March 2000, tended to alternate between new economy and old economy stocks.
This reporting period also saw a rebound in financial stocks, such as U.S. Trust and Silicon
Valley Bancshares. As the name of the latter suggests, the impact of the rapid growth of new economy companies contributes to growth in other sectors. The customers of Silicon Valley Bancshares are primarily in technology and life sciences (as well as wine and entertainment). Similarly, the largest gains in the capital goods sector were made by firms with names such as Valence Technology, Three-Five Systems, and C-Cor.Net.

Prudential Small-Cap Index Fund
Investment Adviser's Report

Although more sectors advanced than retreated over the reporting period, consumer-oriented sectors, utilities, and basic materials still had negative average returns over the six months. However, March performance almost represented an inversion of the sector performance profile for the first two months. The previously market-leading sectors came off their highs, while formerly lagging sectors had positive returns. The month was extraordinarily volatile. Such volatility illustrates the advantage of owning an index fund. As former market leaders drop to the bottom of the pack, an investor who was concentrated in one sector would experience sharp changes in fortune. We are unlikely to have seen the last of the technology sector's strong gains, but they well may come after the rest of the market has caught up a bit.
Looking Ahead
The market appears to be correcting some of the extraordinary gains of the past half-year.
Volatility is increasing. The gains of some of the high-flying Internet stocks have "come back to earth." Market leadership seems to be continuing to alternate between new economy stocks and previously neglected old economy stocks.
One can predict neither the market's change in sentiment nor the rapidity of those changes. A portfolio representative of a broad spectrum of market capitalization and industry groups is a wise precaution. An index fund enables one to participate in the market advances, regardless of whichever sector leads.

Prudential Index Series Fund Management Team

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.8%
Common Stocks
-------------------------------------------------------------------------------------
Advertising  0.9%
       3,750   HA-LO Industries, Inc.(a)                              $       29,531
       5,600   Snyder Communications, Inc.                                   126,000
       3,800   True North Communications, Inc.                               149,388
                                                                      --------------
                                                                             304,919
-------------------------------------------------------------------------------------
Aerospace  0.5%
       1,100   Aviation Sales Co.(a)                                           6,944
       1,900   BE Aerospace, Inc.(a)                                          11,162
       3,200   GenCorp, Inc.                                                  24,800
       2,900   Orbital Sciences Corp.(a)                                      43,500
       2,100   Teledyne Technologies, Inc.(a)                                 36,488
       1,800   Trimble Navigation, Ltd.(a)                                    46,350
                                                                      --------------
                                                                             169,244
-------------------------------------------------------------------------------------
Airlines  0.5%
       1,400   Atlantic Coast Airlines Holdings, Inc.                         36,225
       2,600   Mesa Air Group, Inc.(a)                                        16,250
       1,100   Midwest Express Holdings, Inc.(a)                              28,188
       1,900   SkyWest, Inc.                                                  74,337
                                                                      --------------
                                                                             155,000
-------------------------------------------------------------------------------------
Automobiles & Trucks  1.7%
       4,200   Copart, Inc.(a)                                                73,500
       1,300   Discount Auto Parts, Inc.(a)                                   11,619
       5,800   Gentex Corp.(a)                                               214,962
       1,600   Group 1 Automotive, Inc.(a)                                    18,600
       1,300   Midas, Inc.                                                    31,200
       1,400   Simpson Industries, Inc.                                       13,738
       1,850   Smith (A.O.) Corp.                                             33,300
         900   Spartan Motors, Inc.                                            3,713
       1,000   Standard Motor Products, Inc. (Class 'A' Stock)                14,875
       1,600   TBC Corp.(a)                                                    8,100
       2,600   Tenneco Automotive, Inc.                                       20,638
       1,600   Titan International, Inc.                                      11,500

    See Notes to Financial Statements                                      5

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Automobiles & Trucks  (cont'd.)
       3,700   Tower Automotive, Inc.(a)                              $       60,587
       1,800   Wabash National Corp.                                          25,087
                                                                      --------------
                                                                             541,419
-------------------------------------------------------------------------------------
Banks  4.4%
       1,900   Anchor BanCorp, Inc.(a)                                        30,163
       1,800   Banknorth Group, Inc.                                          48,263
       2,000   Carolina First Corp.                                           26,250
       3,100   Centura Banks, Inc.                                           142,019
       2,200   Chittenden Corp.                                               65,312
       2,370   Commerce Bancorp, Inc.                                         87,690
       4,500   Commercial Federal Corp.                                       74,812
       3,900   Community First Bankshares, Inc.                               62,400
       2,190   Downey Financial Corp.                                         46,538
       3,250   First Midwest Bancorp, Inc.                                    78,812
       2,200   FirstBank Puerto Rico(a)                                       38,775
       3,954   HUBCO, Inc.                                                    85,752
       1,200   Investors Financial Services Corp.                             70,650
       1,900   Maf Bancorp, Inc.                                              30,756
       2,000   Provident Bankshares Corp.                                     31,500
       1,600   Queens County Savings Bank Corp.                               28,900
       2,200   Riggs National Corp.                                           26,813
       1,800   Silicon Valley Bancshares                                     129,375
       2,200   Southwest Bancorp of Texas, Inc.(a)                            42,763
       3,100   Staten Island Bancorp, Inc.                                    53,087
       2,900   Susquehanna Bancshares, Inc.                                   40,056
       4,180   Trustco Bank Corp.                                             48,854
       3,300   United Bankshares, Inc.                                        72,600
       1,800   Whitney Holding Corp.                                          58,725
                                                                      --------------
                                                                           1,420,865
-------------------------------------------------------------------------------------
Chemicals  2.5%
       2,000   Cambrex Corp.                                                  87,000
         800   Chemed Corp.                                                   24,000
       1,400   Chemfirst, Inc.                                                27,213
       1,965   Enzo Biochem, Inc.(a)                                         138,532

    6                                      See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Chemicals  (cont'd.)
       1,800   Geon Co.                                               $       38,700
       1,300   Ionics, Inc.(a)                                                33,231
       1,800   Lilly Industries, Inc., (Class 'A' Stock)                      22,275
       2,400   MacDermid, Inc.                                                63,600
       1,200   Material Sciences Corp.(a)                                     16,200
         700   McWhorter Technologies, Inc.(a)                                 8,400
       2,000   Mississippi Chemical Corp.(a)                                  13,625
       1,900   OM Group, Inc.                                                 86,450
       3,200   Omnova Solutions, Inc.                                         18,000
         500   Penford Corp.                                                   9,063
         700   Quaker Chemical Corp.                                          11,900
       2,200   Scotts Co. (Class 'A' Stock)(a)                                92,400
       3,000   Tetra Tech, Inc.(a)                                            71,250
       1,000   TETRA Technologies, Inc.(a)                                    13,375
       1,200   WD 40 Co.                                                      25,200
                                                                      --------------
                                                                             800,414
-------------------------------------------------------------------------------------
Commercial Services  3.1%
       2,150   AAR Corp.                                                      35,878
       1,800   ABM Industries, Inc.                                           42,300
       1,600   ADVO, Inc.                                                     40,000
       3,000   Billing Concepts Corp.(a)                                      21,094
       1,000   Blanch (E.W.) Holdings, Inc.                                   20,000
       1,100   F.Y.I. Inc.(a)                                                 29,837
       2,900   Bowne & Co., Inc.                                              37,338
       1,500   Catalina Marketing Corp.(a)                                   151,875
       1,500   CDI Corp.(a)                                                   28,500
       2,900   Central Parking Corp.                                          58,000
         900   Central Vermont Public Service Corp.                            9,394
       2,300   ChoicePoint, Inc(a)                                            85,962
       1,100   Fair Issac & Co., Inc.                                         42,763
       1,600   G & K Services, Inc. (Class 'A' Stock)                         31,275
         900   Insurance Auto Auctions, Inc.(a)                               15,188
       5,000   Interim Services, Inc.(a)                                      92,812
       3,350   Labor Ready, Inc.(a)                                           33,081
       1,400   Lason, Inc.(a)                                                  9,231

    See Notes to Financial Statements                                      7

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Commercial Services  (cont'd.)
       1,700   NFO Worldwide, Inc.(a)                                 $       37,400
       3,800   Profit Recovery Group International, Inc.(a)                   70,300
       2,300   StaffMark, Inc.(a)                                             18,256
       6,700   US Oncology, Inc.(a)                                           30,150
       1,200   Volt Information Sciences, Inc.(a)                             43,125
                                                                      --------------
                                                                             983,759
-------------------------------------------------------------------------------------
Computer Software & Services  13.6%
       1,700   Actel Corp.(a)                                                 60,669
       3,200   American Management Systems, Inc.(a)                          140,200
       1,700   Analysts International Corp.                                   16,788
       1,700   Apex, Inc.(a)                                                  63,113
       2,000   Aspen Technology, Inc.(a)                                      80,750
       1,100   BARRA Inc.(a)                                                  37,263
       2,200   BISYS Group, Inc.(a)                                          146,300
       1,600   Black Box Corp.(a)                                            110,775
       2,600   Cerner Corp.(a)                                                70,200
       4,600   Ciber, Inc.(a)                                                 94,300
       1,100   Concord Communications, Inc.(a)                                39,119
       1,100   Consolidated Graphics, Inc.(a)                                 14,094
       3,400   eLoyalty Corp.(a)                                              81,175
       1,500   DBT Online, Inc.(a)                                            27,844
       3,050   Dendrite International, Inc.(a)                                63,859
       3,200   Epicor Software Corp.(a)                                       27,200
       2,500   Factset Research Systems, Inc.                                 67,656
       1,300   Great Plains Software, Inc.(a)                                 69,388
       3,100   Harbinger Corp.(a)                                             90,287
       3,200   Henry (Jack) & Associates, Inc.                               118,000
       2,000   HNC Software, Inc.(a)                                         144,125
       1,900   Hutchinson Technology, Inc.(a)                                 33,488
       2,545   Hyperion Software Corp.(a)                                     82,712
       3,576   Inacom Corp.(a)                                                 9,834
       2,200   Information Resources, Inc.(a)                                 17,600
       1,050   Kronos, Inc.(a)                                                31,106
       3,900   Macromedia, Inc.(a)                                           352,219

    8                                      See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Computer Software & Services  (cont'd.)
      10,200   MarchFirst, Inc.(a)                                    $      364,012
       1,700   Mercury Computer Systems Inc.(a)                               83,087
       6,100   Mercury Interactive Corp.(a)                                  483,425
       1,300   Micros Systems, Inc.(a)                                        81,819
       2,600   National Data Corp.                                            67,600
       4,000   National Instruments Corp.(a)                                 187,750
       3,800   Pinnacle Systems Inc.(a)                                      126,350
       2,700   Progress Software Corp.(a)                                     63,281
       1,700   Project Software & Development, Inc.(a)                        96,050
       3,900   Read-Rite Corp.(a)                                             18,281
       2,300   Remedy Corp.(a)                                                96,887
       3,100   RSA Security, Inc.(a)                                         160,619
       2,300   SAGA Systems, Inc.(a)                                          82,225
       1,400   Scott Technologies, Inc.                                       26,425
       1,300   Telxon Corp.(a)                                                22,831
       1,400   THQ, Inc.(a)                                                   25,025
       2,500   Verity, Inc.(a)                                               101,875
       2,500   Zebra Technologies Corp. (Class 'A' Stock)(a)                 125,000
       1,200   ZixIt Corp.                                                    87,375
                                                                      --------------
                                                                           4,389,981
-------------------------------------------------------------------------------------
Computers  1.3%
       2,100   Auspex System, Inc.                                            23,100
       1,600   Computer Task Group, Inc.                                      17,600
       1,500   Cybex Computer Products Corp.(a)                               56,437
       1,100   Digi International, Inc.(a)                                    10,175
       1,700   Exabyte Corp.(a)                                               12,644
       1,700   Gerber Scientific, Inc.                                        32,831
       1,600   MicroAge, Inc.(a)                                               3,750
       2,500   National Computer Systems, Inc.                               126,875
       1,600   Network Equipment Technologies, Inc.(a)                        16,000
       1,200   Standard Microsystems Corp.(a)                                 17,475
       2,400   Xircom, Inc.(a)                                                88,800
                                                                      --------------
                                                                             405,687

    See Notes to Financial Statements                                      9

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Construction  1.1%
         500   Butler Manufacturing Co.                               $       12,219
       3,050   Dycom Industries, Inc.(a)                                     148,687
       1,550   Elcor Corp.                                                    53,475
       2,000   Insituform Technologies, Inc.(a)                               61,250
       4,100   Morrison Knudsen Corp. (Class 'A' Stock)(a)                    30,238
       2,300   Standard Pacific Corp.                                         23,000
       1,000   Stone & Webster, Inc.                                          14,500
                                                                      --------------
                                                                             343,369
-------------------------------------------------------------------------------------
Consumer Cyclical  1.2%
       1,400   Barnes Group, Inc.                                             20,300
       3,700   Champion Enterprises, Inc.(a)                                  21,275
       4,800   D.R. Horton, Inc.                                              62,700
       1,500   Jakks Pacific Inc.(a)                                          32,344
       2,000   Justin Industries, Inc.                                        36,000
       2,000   Manitowoc Co., Inc.                                            54,125
       2,800   Mueller Industries, Inc.(a)                                    85,050
       1,550   Myers Industries, Inc.                                         18,600
         900   Republic Group, Inc.                                            9,675
       3,200   Wolverine World Wide, Inc.                                     35,200
       1,400   Wynns International, Inc.                                      19,337
                                                                      --------------
                                                                             394,606
-------------------------------------------------------------------------------------
Consumer Growth & Stable  0.5%
       4,100   Bio-Technology General Corp.(a)                                63,550
       4,100   Caseys Gen. Stores, Inc.                                       44,587
       1,100   Cooper Companies, Inc.                                         35,406
       3,500   Dimon, Inc.                                                     8,313
       1,500   Franklin Covey Co.(a)                                          10,875
       1,100   Nelson Thomas, Inc.                                             8,731
                                                                      --------------
                                                                             171,462
-------------------------------------------------------------------------------------
Containers & Packaging  0.3%
       2,900   Aptargroup, Inc.                                               77,394
       2,000   Caraustar Industries, Inc.                                     28,250
                                                                      --------------
                                                                             105,644

    10                                     See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Cosmetics & Soaps
       1,300   Natures Sunshine Products, Inc.                        $       10,400
-------------------------------------------------------------------------------------
Distribution/Wholesalers  0.7%
       1,600   Applied Industrial Technologies, Inc.                          25,600
       4,200   Brightpoint, Inc.(a)                                           51,450
       1,100   Castle (A.M.) & Co.                                            13,750
       1,800   Hughes Supply, Inc.                                            27,900
       2,050   Insight Enterprises, Inc.(a)                                   74,697
         800   Lawson Products, Inc.                                          19,050
         600   Swiss Army Brands, Inc.                                         2,925
                                                                      --------------
                                                                             215,372
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  9.0%
       1,600   ADAC Laboratories                                              22,000
       4,400   Advanced Tissue Sciences, Inc.(a)                              29,700
       3,700   Alliance Pharmaceutical Corp.(a)                               55,269
       2,300   Alpharma, Inc. (Class 'A' Stock)                               84,525
       1,800   Barr Laboratories, Inc.(a)                                     75,600
       2,600   Bindley Western Industries, Inc.                               35,262
       1,800   Biomatrix, Inc.(a)                                             45,900
       2,600   Cephalon, Inc.(a)                                              97,500
       2,000   Coherent, Inc.(a)                                             104,000
       1,200   CONMED Corp.(a)                                                30,075
       2,000   COR Therapeutics, Inc.(a)                                     131,844
       1,900   Cygnus, Inc.(a)                                                27,550
       3,400   Dura Pharmaceuticals, Inc.(a)                                  41,862
       1,500   Hanger Orthopedic Group, Inc.(a)                                7,969
       1,200   Hologic, Inc.(a)                                                9,525
       3,400   IDEC Pharmaceuticals Corp.(a)                                 334,050
       2,900   IDEXX Laboratories, Inc.(a)                                    67,606
       2,000   Immune Response Corp.(a)                                       23,000
       2,300   Incyte Pharmaceuticals, Inc.(a)                               201,106
       2,400   Invacare Corp.                                                 65,850
       5,175   Jones Pharmaceutical, Inc.                                    157,191
       2,300   Medicis Pharmaceutical Corp.(a)                                92,000
       1,900   Mentor Corp.                                                   51,300

    See Notes to Financial Statements                                     11

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Drugs & Medical Supplies  (cont'd.)
       5,200   NBTY, Inc.(a)                                          $       71,175
       2,500   North American Vaccine, Inc.(a)                                 6,719
       1,600   Noven Pharmaceuticals, Inc.(a)                                 17,500
       1,100   Osteotech, Inc.(a)                                             14,713
       2,500   Owens & Minor, Inc.                                            26,563
       1,900   Parexel International Corp.(a)                                 17,931
       2,650   Patterson Dental Co.(a)                                       101,362
       1,900   Pharmaceutical Product Development, Inc.                       32,181
       1,724   Priority Healthcare Corp.(a)                                   86,631
       1,500   Protein Design Labs, Inc.(a)                                  119,250
       2,500   Regeneron Pharmaceuticals, Inc.(a)                             73,906
       1,200   ResMed, Inc.(a)                                                85,650
       2,300   Respironics, Inc.(a)                                           33,063
         700   SpaceLabs Medical, Inc.(a)                                     11,156
       3,600   Summit Technology, Inc.(a)                                     32,850
       1,700   Sunrise Medical, Inc.(a)                                       10,625
         900   Syncor International Corp.(a)                                  29,700
       1,600   Techne Corp.(a)                                               110,400
       2,500   Varian Medical Systems, Inc.                                  114,062
       2,000   Vertex Pharmaceuticals, Inc.(a)                                93,625
       1,000   Vital Signs, Inc.                                              22,938
                                                                      --------------
                                                                           2,902,684
-------------------------------------------------------------------------------------
Electrical Equipment  6.6%
       1,600   Alpha Industries, Inc.                                        152,000
       1,000   Analogic Corp.                                                 36,875
       2,800   Anixter International, Inc.(a)                                 78,050
       2,900   Artesyn Technologies, Inc.(a)                                  54,919
       2,800   Baldor Electric Co.                                            50,575
       1,900   Belden, Inc.                                                   52,250
       4,375   Burr-Brown Corp.(a)                                           237,891
       1,000   C&D Technologies, Inc.                                         59,000
       3,200   C-Cube Microsystems, Inc.(a)                                  233,000
       3,300   Cognex Corp.(a)                                               190,369
       2,100   Electro Scientific Industries, Inc.(a)                        121,800
       1,600   Electroglas, Inc.(a)                                           54,800
       1,100   Hadco Corp.(a)                                                 71,087

    12                                     See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Electrical Equipment  (cont'd.)
       1,800   Helix Technology Corp.                                 $      108,112
       1,100   Innovex, Inc.                                                  10,759
       3,500   KEMET Corp.(a)                                                221,375
       2,200   Kent Electronics Corp.(a)                                      64,212
       4,300   Komag, Inc.(a)                                                 16,327
       1,900   Kulicke & Soffa Industries, Inc.(a)                           121,719
       1,300   Technitrol, Inc.                                               75,725
       2,700   Valence Technology, Inc.(a)                                    63,619
       3,200   Vicor Corp.(a)                                                 57,600
                                                                      --------------
                                                                           2,132,064
-------------------------------------------------------------------------------------
Electronics  6.0%
         800   Alliant Techsystems, Inc.(a)                                   47,100
       1,500   American Xtal Technology, Inc.(a)                              48,563
       1,700   Audiovox Corp.(a)                                              74,162
       1,300   Benchmark Electronics, Inc.(a)                                 48,100
       2,100   BMC Industries, Inc.                                           11,944
       2,250   Cable Design Technologies Corp.(a)                             76,359
       2,300   Checkpoint Systems, Inc.(a)                                    19,263
       2,200   CTS Corp.                                                     125,400
       4,600   Dallas Semiconductor Corp.                                    161,575
       5,500   Digital Microwave Corp.(a)                                    186,312
       1,800   Dionex Corp.(a)                                                59,288
       2,600   Filenet Corp.(a)                                               77,350
       1,400   Harman International Industries, Inc.                          84,000
         850   Harman Industries, Inc.                                        15,406
       1,100   Itron, Inc.(a)                                                  7,631
       2,900   Methode Eletronics, Inc. (Class 'A' Stock)                    146,450
       3,300   Micrel, Inc.(a)                                               316,800
         800   Park Electrochemical Corp.                                     19,600
       1,900   Photronics, Inc.(a)                                            67,094
       2,100   Pioneer-Standard Electronics, Inc.                             33,075
       1,400   Plexus Corp.(a)                                                93,275
       6,000   S3, Inc.(a)                                                   126,000
         967   Three-Five Systems, Inc.(a)                                    58,000
       1,600   Ultratech Stepper, Inc.(a)                                     22,800
       1,600   X-Rite, Inc.                                                   16,200
                                                                      --------------
                                                                           1,941,747

    See Notes to Financial Statements                                     13

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Exploration & Production  0.6%
       1,100   Atwood Oceanics, Inc.(a)                               $       72,944
         122   Eagle Geophysical, Inc.(a)                                          6
       3,300   Newfield Exploration Co.(a)                                   116,325
                                                                      --------------
                                                                             189,275
-------------------------------------------------------------------------------------
Financial Services  4.0%
       5,900   Americredit Corp.                                              96,244
       4,200   Cullen/Frost Bankers, Inc.                                    111,037
       1,000   Dain Rauscher Corp.                                            65,938
       1,595   Delphi Financial Group, Inc.(a)                                48,448
       2,800   Eaton Vance Corp.                                             120,225
       2,900   Gallagher (Arthur J.) & Co.                                    94,250
         100   Investment Technology Group, Inc.                               3,525
       1,800   Jeffries Group, Inc.                                           41,175
       1,700   Maximus, Inc.(a)                                               51,850
       1,400   National Discount Brokers Group, Inc.(a)                       69,125
       2,100   Pioneer Group, Inc.                                            48,825
       1,578   Primark Corp.(a)                                               38,069
       3,650   Raymond James Financial, Inc.                                  75,738
       1,400   SEI Investments Corp.                                         158,812
       1,500   U.S. Trust Corp.                                              283,500
                                                                      --------------
                                                                           1,306,761
-------------------------------------------------------------------------------------
Food & Beverage  2.1%
       1,400   American Italian Pasta Co.(a)                                  34,475
       1,600   Beringer Wine Estates Holdings, Inc.(a)                        57,400
       1,400   Canandaigua Wine, Inc. (Class 'A' Stock)(a)                    71,400
       5,100   Chiquita Brands International, Inc.                            24,225
         700   Coca-Cola Bottling Co.                                         37,056
       3,300   Earthgrains Co.                                                49,087
       3,000   Fleming, Inc.                                                  45,187
       1,400   Hain Food Group Inc.(a)                                        39,637
         700   J & J Snack Foods Corp.(a)                                     13,913
       1,600   Michael Foods, Inc.                                            33,600
         800   Nash-Finch Co.                                                  6,500
       1,100   Performance Food Group Co.(a)                                  24,063

    14                                     See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Food & Beverage  (cont'd.)
       2,400   Ralcorp Holdings, Inc.(a)                              $       34,800
       4,400   Smithfield Foods, Inc.(a)                                      88,000
       1,400   United Natural Foods, Inc.(a)                                  21,000
       2,100   Whole Foods Market, Inc.(a)                                    87,019
                                                                      --------------
                                                                             667,362
-------------------------------------------------------------------------------------
Forest Products  0.2%
       1,000   Deltic Timber Corp.                                            23,688
       1,200   Pope & Talbot, Inc.                                            22,050
       1,600   Universal Forest Products, Inc.                                19,800
                                                                      --------------
                                                                              65,538
-------------------------------------------------------------------------------------
Furniture  0.8%
       1,500   Aaron Rents, Inc.                                              22,594
         900   Bassett Furniture Industries, Inc.                             12,600
         900   Dixie Group, Inc.(a)                                            3,994
       3,200   Ethan Allen Interiors, Inc.(a)                                 80,000
       4,800   La-Z-Boy, Inc.                                                 73,800
       1,300   Libbey, Inc.                                                   35,587
       1,200   Thomas Industries, Inc.                                        22,500
                                                                      --------------
                                                                             251,075
-------------------------------------------------------------------------------------
Health Care  1.5%
       4,600   Coventry Health Care, Inc.(a)                                  39,100
         700   Curative Health Services, Inc.                                  4,200
       1,200   Datascope Corp.                                                38,100
       1,100   Diagnostic Products Corp.                                      26,881
       1,900   Laser Vision Centers, Inc.(a)                                  13,181
       3,000   Liposome Co., Inc.(a)                                          52,406
       2,500   Magellan Health Services, Inc.(a)                              12,031
       2,800   Medquist, Inc.(a)                                              76,125
       2,400   Organogenesis, Inc.(a)                                         28,950
       3,500   Renal Care Group, Inc.(a)                                      75,906
       2,100   Sierra Health Services, Inc.(a)                                10,369
       1,900   Sola International, Inc.(a)                                    11,638
       2,300   Theragenics Corp.(a)                                           30,763
       1,400   Wesley Jessen VisionCare, Inc.(a)                              50,312
                                                                      --------------
                                                                             469,962

    See Notes to Financial Statements                                     15

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Hospital Management  0.7%
       1,600   Advance Paradiam, Inc.(a)                              $       19,000
       3,800   Orthodontic Centers of America, Inc.(a)                        71,250
       1,200   Pediatrix Medical Group, Inc.(a)                                8,700
       2,400   Universal Health Services, Inc. (Class 'B' Stock)(a)          117,600
                                                                      --------------
                                                                             216,550
-------------------------------------------------------------------------------------
Housing Related  1.4%
       2,800   Fedders Corp.                                                  15,575
       2,500   Fleetwood Enterprises, Inc.                                    36,875
       1,700   M.D.C. Holdings, Inc.                                          30,494
         600   National Presto Industries, Inc.                               19,575
       3,700   Oakwood Homes Corp.                                            14,106
       2,900   Radian Group, Inc.                                            138,113
       1,100   Ryland Group, Inc.                                             20,625
         900   Salton, Inc.(a)                                                39,038
       2,800   Toll Brothers, Inc.(a)                                         56,000
       1,700   Windmere Durable Holdings, Inc.                                25,075
         700   Skyline Corp.                                                  15,181
       1,100   U.S. Home Corp.                                                41,800
                                                                      --------------
                                                                             452,457
-------------------------------------------------------------------------------------
Insurance  1.7%
       3,000   Enhance Financial Services Group, Inc.                         42,375
       5,268   Fidelity National Financial, Inc.                              72,764
       5,100   First American Financial Corp.                                 72,356
       5,500   Fremont General Corp.                                          32,656
       2,700   Frontier Insurance Group, Inc.                                  2,700
       1,000   Hilb, Rogal & Hamilton Co.                                     27,313
       2,600   Hooper Holmes, Inc.                                            89,213
       3,400   Mutual Risk Management Ltd.                                    68,000
         800   RLI Corp.(a)                                                   26,800
       1,000   SCPIE Holdings, Inc.                                           30,625
       2,100   Selective Insurance Group, Inc.                                35,831
       1,400   Trenwick Group, Inc.                                           19,775
       1,300   Zenith National Insurance Corp.                                28,844
                                                                      --------------
                                                                             549,252

    16                                     See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Leisure  1.3%
       1,200   Action Performance Co., Inc.(a)                        $       15,975
       1,000   Anchor Gaming(a)                                               37,938
       1,900   Arctic Cat, Inc.                                               19,475
       3,400   Aztar Corp.(a)                                                 32,300
         800   Carmike Cinemas, Inc. (Class 'A' Stock)(a)                      4,350
         600   GC Companies, Inc.(a)                                          20,850
         800   Huffy Corp.                                                     3,500
       1,400   K2, Inc.(a)                                                    11,113
       2,350   Marcus Corp.                                                   30,403
       2,936   Midway Games, Inc.                                             38,902
       2,000   Pinnacle Entertainment, Inc.                                   40,625
       1,900   Polaris Industries, Inc.                                       57,237
       3,800   Prime Hospitality Corp.(a)                                     27,550
       2,100   Sturm Ruger & Co., Inc.                                        18,375
         950   Thor Industries, Inc.                                          23,097
       1,700   Winnebago Industries, Inc.                                     30,706
                                                                      --------------
                                                                             412,396
-------------------------------------------------------------------------------------
Machinery  2.1%
       3,095   Applied Power, Inc. (Class 'A' Stock)                          88,207
       1,500   Astec Industries, Inc.(a)                                      39,844
       1,400   Dril Quip, Inc.(a)                                             65,975
       1,100   Flow International Corp.(a)                                    12,925
       1,100   Gardner Denver, Inc.(a)                                        20,694
       1,600   Graco, Inc.                                                    46,400
       2,300   IDEX Corp.                                                     62,675
       3,500   JLG Industries, Inc.                                           31,937
         900   Lindsay Manufacturing Co.(a)                                   15,413
       3,600   Paxar Corp.(a)                                                 34,650
       1,600   Regal Beloit Corp.                                             28,000
         800   Robbins & Myers, Inc.                                          18,900
       2,400   Roper Industries, Inc.                                         81,450
       1,300   Royal Appliance Manufacturing Co.(a)                            6,419
       1,500   Specialty Equipment Co., Inc.(a)                               31,125
       2,300   SpeedFam-IPEC, Inc.(a)                                         45,712
       1,000   Toro Co.                                                       29,938
                                                                      --------------
                                                                             660,264

    See Notes to Financial Statements                                     17

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Metals-Ferrous  0.6%
       1,800   Birmingham Steel Corp.                                 $        9,225
       1,100   Commercial Metals Co.                                          30,387
       3,500   Mascotech, Inc.                                                41,125
       1,100   Quanex Corp.                                                   19,800
       2,150   Reliance Steel and Aluminum Co.                                48,106
       3,700   Steel Dynamics, Inc.(a)                                        42,781
         800   Steel Technologies, Inc.                                        6,350
       1,100   WHX Corp.(a)                                                    7,563
                                                                      --------------
                                                                             205,337
-------------------------------------------------------------------------------------
Metals-Non Ferrous  0.3%
         700   Amcast Industrial Corp.                                         6,431
       2,100   AMCOL International Corp.                                      32,288
       1,300   Brush Wellman, Inc.                                            22,913
       1,300   Commonwealth Industries, Inc.                                  11,781
       1,300   IMCO Recycling, Inc.                                           14,381
       1,600   RTI International Metals, Inc.(a)                              14,100
                                                                      --------------
                                                                             101,894
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  3.5%
         800   Agribrands International, Inc.(a)                              31,450
       2,100   Apogee Enterprises, Inc.                                        8,334
       1,900   Clarcor, Inc.                                                  33,725
       2,900   Corn Products International, Inc.                              69,781
         700   CPI Corp.                                                      16,319
       1,300   Cuno, Inc.(a)                                                  35,262
       3,066   Delta & Pine Land Co.                                          60,553
       1,000   Enesco Group, Inc.                                              7,063
       1,300   Esterline Technologies Corp.                                   16,900
       1,500   Florida Rock Industries, Inc.                                  42,000
       3,200   Foster Wheeler Corp.                                           21,600
       2,300   Griffon Corp.(a)                                               17,969
         600   Insteel Industries, Inc.                                        3,375
       4,100   Interface, Inc.                                                17,425
       1,016   Intermagnetics General Corp.(a)                                17,272

    18                                     See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Miscellaneous Basic Industry  (cont'd.)
       2,000   Intermet Corp.                                         $       18,250
       1,800   Kaman Corp.                                                    17,550
       1,700   Kroll - O' Gara Co.(a)                                         18,594
       4,438   Lennox International, Inc.                                     38,833
       1,200   Lydall, Inc.                                                   10,500
       1,800   Pre-Paid Legal Services, Inc.(a)                               53,437
       1,100   QRS Corp.(a)                                                   82,775
         900   SEACOR SMIT, Inc.(a)                                           54,337
       2,600   Silicon Valley Group, Inc.(a)                                  71,500
       1,000   Simpson Manufacturing Co., Inc.                                39,500
       2,800   SLI, Inc.                                                      47,600
       1,000   SPS Technologies, Inc.(a)                                      30,500
       1,000   Standex International Corp.                                    15,500
       1,700   Texas Industries, Inc.                                         52,912
       2,900   Tredegar Industries, Inc.                                      78,119
       1,200   URS Corp.                                                      15,750
       1,800   Valmont Industries, Inc.                                       31,050
       2,200   Watsco, Inc.                                                   22,963
       2,000   Watts Industries, Inc.                                         24,750
       1,000   Wolverine Tube, Inc.(a)                                        12,813
                                                                      --------------
                                                                           1,136,261
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.5%
       2,300   John H. Harland Co.                                            31,050
         400   Nashua Corp.                                                    3,350
       1,000   New England Business Service, Inc.                             17,250
       2,700   United Stationers, Inc.                                        96,356
                                                                      --------------
                                                                             148,006
-------------------------------------------------------------------------------------
Oil & Gas  1.5%
       1,900   Cabot Oil & Gas Corp. (Class 'A' Stock)                        34,319
         800   Cascade Natural Gas Corp.                                      12,900
       1,300   Cross (A.T.) Co. (Class 'A' Stock)(a)                           7,638
       3,800   Cross Timbers Oil Co.                                          49,638
       3,054   Friede Goldman Halter, Inc.(a)                                 20,996

    See Notes to Financial Statements                                     19

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas  (cont'd.)
       1,400   HS Resources, Inc.(a)                                  $       29,575
       1,900   Northwest Natural Gas Co.                                      37,050
       3,731   Southern Union Co.                                             67,391
       2,400   Southwest Gas Corp.                                            45,750
       1,500   Stone Energy Corp.(a)                                          73,875
       4,900   Vintage Petroleum, Inc.                                        98,612
                                                                      --------------
                                                                             477,744
-------------------------------------------------------------------------------------
Oil & Gas Services  1.9%
       2,600   Barrett Resources Corp.(a)                                     77,512
       1,200   Cal Dive International, Inc.(a)                                60,900
       3,900   Input/Output, Inc.(a)                                          23,888
       1,500   Laclede Gas Co.                                                30,000
       1,800   NorthWestern Corp.                                             37,125
       1,800   Oceaneering International, Inc.(a)                             33,750
       1,600   Offshore Logistics, Inc.                                       22,200
       1,400   Plains Resources, Inc.(a)                                      17,500
       3,200   Pogo Producing Co.                                             91,400
       4,700   Pride International, Inc.(a)                                  107,219
       1,600   Remington Oil and Gas Corp. (Class 'B' Stock)(a)                6,700
       1,900   Seitel, Inc.(a)                                                15,081
       1,900   Southwestern Energy Co.                                        12,588
         900   St. Mary Land & Exploration Co.                                26,887
       3,500   Tuboscope Vetco International, Inc.(a)                         59,500
                                                                      --------------
                                                                             622,250
-------------------------------------------------------------------------------------
Paper  0.4%
       1,800   Brady (W.H.) Co. (Class 'A' Stock)                             56,137
       2,700   Buckeye Technologies, Inc.(a)                                  47,588
       1,200   Schweitzer-Mauduit International, Inc.                         15,525
                                                                      --------------
                                                                             119,250

    20                                     See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Precious Metals  0.4%
       2,300   Coeur d'Alene Mines Corp.                              $        6,756
       3,050   Stillwater Mining Co.(a)                                      122,000
                                                                      --------------
                                                                             128,756
-------------------------------------------------------------------------------------
Restaurants  1.6%
       2,100   Applebee's International, Inc.                                 59,062
       2,150   CEC Entertainment, Inc.(a)                                     58,319
       1,600   Cheesecake Factory, Inc.(a)                                    66,600
       3,895   CKE Restaurants, Inc.                                          24,831
       2,316   Consolidated Products, Inc.                                    21,857
       1,500   IHOP Corp.(a)                                                  21,000
       3,000   Jack in the Box Inc.(a)                                        63,937
       1,900   Landry's Seafood Restaurants, Inc.                             12,112
       1,700   Luby's, Inc.                                                   16,044
         900   Panera Bread Co.(a)                                             6,750
       2,400   Ruby Tuesday, Inc.                                             42,000
       2,800   Ryan's Family Steak Houses, Inc.(a)                            26,775
       1,400   Sonic Corp.(a)                                                 38,150
       1,000   Taco Cabana, Inc.(a)                                            5,938
       1,800   TCBY Enterprises, Inc.                                         10,350
       1,800   TriArc Companies, Inc. (Class 'A' Stock)(a)                    36,000
                                                                      --------------
                                                                             509,725
-------------------------------------------------------------------------------------
Retail  4.9%
       2,300   Ames Department Stores, Inc.(a)                                56,494
       2,500   AnnTaylor Stores Corp.(a)                                      57,500
       2,800   Bombay Company, Inc.(a)                                         9,275
       1,400   Books-A-Million, Inc.(a)                                        8,400
       1,400   Brown Shoe Co., Inc.                                           16,800
         900   Building Materials Holdings Corp.(a)                            8,156
       2,000   Cash America International, Inc.                               24,875
       2,000   Cato Corp. (Class 'A' Stock)                                   23,500
       1,600   Cost Plus, Inc.(a)                                             54,100
         400   Damark International, Inc. (Class 'A' Stock)(a)                15,250
       1,300   Department 56, Inc.(a)                                         19,256
       1,500   Dress Barn, Inc.(a)                                            28,875
       1,600   Footstar, Inc.(a)                                              45,200

    See Notes to Financial Statements                                     21

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Retail  (cont'd.)
       2,550   Fossil, Inc.(a)                                        $       59,766
       2,600   Goody's Family Clothing, Inc.(a)                               15,763
         900   Gottschalks, Inc.(a)                                            4,725
       1,400   Hancock Fabrics, Inc.                                           4,025
       1,100   J. Baker, Inc.                                                  7,700
       1,700   Jan Bell Marketing, Inc.(a)                                     4,887
       1,400   Jo Ann Stores, Inc.                                            11,725
       2,400   Just For Feet, Inc.                                               150
         800   K-Swiss, Inc. (Class 'A' Stock)                                11,850
         700   Lillian Vernon Corp.                                            6,650
       3,100   Linens N Things, Inc.                                         106,175
       2,500   Michaels Stores, Inc.(a)                                      101,875
       2,633   99 Cents Only Stores(a)                                       103,345
       4,000   O'Reilly Automotive, Inc.(a)                                   56,750
       2,450   Pacific Sunwear of California                                  94,325
       7,400   Pier 1 Imports, Inc.                                           75,850
       1,700   Quiksilver, Inc.                                               29,856
       3,150   Regis Corp.                                                    46,659
       1,600   Russ Berrie & Co., Inc.                                        29,600
       2,400   Shopko Stores, Inc.                                            42,600
       2,500   Sports Authority, Inc.(a)                                       6,406
       3,500   Stein Mart, Inc.(a)                                            28,875
       3,500   Stride Rite Corp.                                              28,219
       3,300   The Men's Wearhouse, Inc.                                      97,762
       1,700   Timberland Co. (Class 'A' Stock)(a)                            86,700
       1,000   Wet Seal, Inc.(a)                                              15,750
       2,800   Zale Corp.(a)                                                 132,125
                                                                      --------------
                                                                           1,577,794
-------------------------------------------------------------------------------------
Telecommunications  8.0%
       2,800   Adaptive Broadband Corp.(a)                                   149,800
       2,100   Allen Telecom, Inc.(a)                                         33,469
       2,207   Applied Materials, Inc.(a)                                    207,972
       3,900   Aspect Telecommunications Corp.(a)                            144,544
       1,900   Avid Technology, Inc.(a)                                       33,963
       2,500   C-Cor Electronics, Inc.                                       122,500
         500   Centigram Communications Corp.(a)                               9,500
       1,600   Cohu, Inc.                                                     66,700

    22                                     See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Telecommunications  (cont'd.)
       4,000   Commscope, Inc.(a)                                     $      182,500
       4,100   General Communication, Inc.(a)                                 22,038
       2,900   General Semiconductor, Inc.                                    50,025
       2,100   Intermediate Telephone, Inc.                                   57,487
       4,800   International Rectifier Corp.(a)                              183,000
       2,500   InterVoice, Inc.(a)                                            72,187
       3,800   Lattice Semiconductor Corp.(a)                                257,212
       2,470   Nortel Networks Corp.                                         311,220
       5,700   P-COM, Inc.(a)                                                105,450
       3,100   Picturetel Corp.(a)                                            27,125
       1,300   Plantronics, Inc.(a)                                          121,144
       1,600   Powerwave Technologies, Inc.(a)                               200,000
       1,000   Proxim, Inc.(a)                                               119,687
       1,100   Symmetricom, Inc.(a)                                           11,619
       5,100   TALK.com, Inc.(a)                                              81,600
                                                                      --------------
                                                                           2,570,742
-------------------------------------------------------------------------------------
Textiles  0.6%
         600   Angelica Corp.                                                  5,963
       1,100   Ashworth, Inc.(a)                                               4,744
       2,000   Cone Mills Corp.(a)                                             8,625
       1,200   Cyrk, Inc.(a)                                                  10,575
       1,500   Guilford Mills, Inc.                                           11,531
       1,900   Gymboree Corp.(a)                                               7,837
         500   Haggar Corp.                                                    6,875
       2,300   Hartmarx Corp.(a)                                               6,325
       2,200   Kellwood Co.                                                   38,637
       2,700   Nautica Enterprises, Inc.(a)                                   31,725
       1,200   Oshkosh B'Gosh, Inc. (Class 'A' Stock)                         21,600
         600   Oxford Industries, Inc.                                        10,875
       2,100   Phillips-Van Heusen Corp.                                      16,144
       1,034   Pillowtex Corp.                                                 4,136
                                                                      --------------
                                                                             185,592

    See Notes to Financial Statements                                     23

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  2.2%
       2,500   American Freightways, Inc.                             $       37,344
       1,500   Arkansas Best Corp.(a)                                         15,750
       1,200   Coachmen Industries, Inc.                                      16,575
       2,200   EGL, Inc.(a)                                                   53,763
       4,000   Expeditors International of Washington, Inc.                  159,000
       2,800   Fritz Companies, Inc.(a)                                       28,350
       1,200   Frozen Food Express Industries, Inc.                            4,050
       2,300   Heartland Express, Inc.(a)                                     32,308
       1,900   Kirby Corp.                                                    37,525
         800   Landstar Systems, Inc.(a)                                      43,800
       1,000   M.S. Carriers, Inc.(a)                                         23,500
       1,500   Monaco Coach Corp.(a)                                          28,500
       4,400   Rollins Truck Leasing Corp.                                    37,125
       1,100   Rural/Metro Corp.                                               1,306
       2,100   USFreightways Corp.                                            78,619
       3,725   Werner Enterprises, Inc.                                       63,325
       1,900   Yellow Corp.(a)                                                35,031
                                                                      --------------
                                                                             695,871
-------------------------------------------------------------------------------------
Utilities - Electric  2.0%
       2,500   Atmos Energy Corp.                                             40,938
         500   Bangor Hydro-Electric Co.(a)                                    8,656
       1,300   CH Energy Group, Inc.                                          39,488
       1,600   Eastern Utilities Associates                                   50,200
       2,300   Energen Corp.                                                  36,656
         400   Green Mountain Power Corp.                                      2,675
       1,400   New Jersey Resources Corp.                                     59,850
       3,202   Philadelphia Suburban Corp.                                    58,036
       2,500   Piedmont Natural Gas, Inc.                                     65,156
       1,100   The United Illuminating Co.                                    43,175
       1,100   TNP Enterprises, Inc.                                          48,194
       3,100   United Water Resources, Inc.                                  107,725
       3,000   Wicor, Inc.                                                    93,000
                                                                      --------------
                                                                             653,749

    24                                     See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Utilities - Water  0.1%
         700   American States Water Co.                              $       20,825
                                                                      --------------
               Total common stocks (cost $28,650,240)                     31,783,324
RIGHTS
-------------------------------------------------------------------------------------
Telecommunications
         235   TALK.com, Inc.(a)
                Rights Expires 12Feb2000 @ $17
                (cost $0)                                                          0

SHORT-TERM INVESTMENTS  2.2%
 Principal
   Amount
   (000)
------------------------------------------------------------------------------------------
U.S. Government Securities  0.5%
$        150   United States Treasury Bills,
               5.6725%, 6/22/00(b)
                (cost $148,062)                                              148,002
-------------------------------------------------------------------------------------
Repurchase Agreement  1.7%
         549   Joint Repurchase Agreement Account,
                6.15%, 4/3/00 (Note 5)
                (cost $549,000)                                              549,000
                                                                      --------------
               Total short-term investments (cost $697,062)                  697,002
                                                                      --------------
               Total Investments  101.0%
                (cost $29,347,302; Note 4)                                32,480,326
               Liabilities in excess of other assets  (1.0%)                (307,933)
                                                                      --------------
               Net Assets  100%                                       $   32,172,393
                                                                      --------------
                                                                      --------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
    See Notes to Financial Statements                                     25

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $29,347,302)                            $ 32,480,326
Receivable for Fund shares sold                                           41,328
Due from Manager                                                          33,655
Due from broker-variation margin                                          13,659
Dividends and interest receivable                                         13,557
Deferred expenses and other assets                                           201
                                                                   --------------
      Total assets                                                    32,582,726
                                                                   --------------
LIABILITIES
Bank overdraft                                                            37,645
Payable for investments purchased                                        231,889
Accrued expenses                                                         115,374
Payable for Fund shares repurchased                                       25,425
                                                                   --------------
      Total liabilities                                                  410,333
                                                                   --------------
NET ASSETS                                                          $ 32,172,393
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      3,069
   Paid-in capital in excess of par                                   29,448,955
                                                                   --------------
                                                                      29,452,024
   Undistributed net investment income                                    27,657
   Distributions in excess of net realized gain on investments          (408,862)
   Net unrealized appreciation on investments                          3,101,574
                                                                   --------------
Net assets, March 31, 2000                                          $ 32,172,393
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value per share ($32,172,393 / 3,068,504 shares
      of beneficial interest issued and outstanding)                      $10.48

    26                                     See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   March 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $126)              $  106,189
   Interest                                                              35,520
                                                                   --------------
      Total income                                                      141,709
                                                                   --------------
Expenses
   Management fee                                                        46,173
   Custodian's fees and expenses                                         73,000
   Registration fees                                                     18,000
   Audit fees and expenses                                                9,000
   Reports to shareholders                                                7,000
   Transfer agent's fees and expenses                                     6,000
   Legal fees and expenses                                                4,000
   Trustees' fees and expenses                                            4,000
   Miscellaneous                                                          2,423
                                                                   --------------
      Total operating expenses                                          169,596
   Less: Subsidy expense                                                (92,642)
                                                                   --------------
      Net expenses                                                       76,954
                                                                   --------------
Net investment income                                                    64,755
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              (88,216)
   Financial futures contracts                                          191,096
                                                                   --------------
                                                                        102,880
                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        5,175,906
   Financial futures contracts                                           35,425
                                                                   --------------
                                                                      5,211,331
                                                                   --------------
Net gain on investments                                               5,314,211
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $5,378,966
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     27

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months
                                                   Ended             Year Ended
                                               March 31, 2000    September 30, 1999
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                        $     64,755        $    160,842
   Net realized gain on investment
      transactions                                   102,880             931,812
   Net change in unrealized appreciation
      (depreciation) on investments                5,211,331           2,939,818
                                               --------------    ------------------
   Net increase in net assets resulting from
      operations                                   5,378,966           4,032,472
                                               --------------    ------------------
Dividends and distributions (Note 1):
   Dividends to shareholders from net
      investment income                             (155,924)           (138,794)
                                               --------------    ------------------
   Distributions from net realized gains            (896,622)           (527,416)
                                               --------------    ------------------
   Distributions in excess of net realized
      gains                                         (408,862)                 --
                                               --------------    ------------------
Fund share transactions (Note 6):
   Net proceeds from shares sold                   2,071,774          10,442,356
   Net asset value of shares issued to
      shareholders in reinvestment of
      distributions                                1,454,458             665,853
   Cost of shares reacquired                      (3,941,196)         (6,060,359)
                                               --------------    ------------------
   Net increase (decrease) in net assets
      from Fund share transactions                  (414,964)          5,047,850
                                               --------------    ------------------
Net increase                                       3,502,594           8,414,112
                                               --------------    ------------------
NET ASSETS
Beginning of period                               28,669,799          20,255,687
                                               --------------    ------------------
End of period(a)                                $ 32,172,393        $ 28,669,799
                                               --------------    ------------------
                                               --------------    ------------------
------------------------------
(a) Includes undistributed net investment
income of                                       $     27,657        $    118,826
                                               --------------    ------------------
                                               --------------    ------------------

    28                                     See Notes to Financial Statements

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Notes to Financial Statements (Unaudited)
      The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Small-Cap Index Fund (the 'Fund').
      The Fund's investment objective is to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Price Index for that purpose.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation, in the judgement of the manager or subadviser, that represents fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager or subadviser.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business
                                                                          29

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
      Dividends and Distributions:    The Fund will declare and distribute its
net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute
    30

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.
      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.
      PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .50% of the average daily net assets of the Fund. For the six months ended March 31, 2000, PIFM subsidized $92,642 of the expenses of the Fund (0.60% of the average daily net assets of the Fund; $.03 per share.)
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.
      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2000.
                                                                          31

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended March 31, 2000, the Fund incurred fees of approximately $5,800 for the services of PMFS. As of March 31, 2000, approximately $900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2000 aggregated $5,355,907 and $5,890,273, respectively.
      On March 31, 2000, the Fund held a financial futures contract on the Russell 2000 expiring June 2000. The cost of such contracts was $304,125. The value of the contracts on March 31, 2000 was $272,675, thereby resulting in an unrealized loss of $31,450.
      The cost basis of investments for federal income tax purposes is $29,501,178 and, accordingly, as of March 31, 2000, net unrealized appreciation for federal income tax purposes was $2,979,148 (gross unrealized appreciation--$8,586,142; gross unrealized depreciation--$5,606,994).
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 2000, the Fund had a .084% undivided interest in the repurchase agreements in the joint account. The undivided
    32

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
interest represented $549,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
      Bear, Stearns & Co. Inc., 6.10%, in the principal amount of $120,000,000, repurchase price $120,061,000, due 4/3/00. The value of the collateral including accrued interest was $123,642,827.
      Credit Suisse First Boston Corp., 6.10%, in the principal amount of $130,000,000, repurchase price $130,066,083, due 4/3/00. The value of the collateral including accrued interest was $134,450,258.
      Goldman, Sachs & Co., 6.09%, in the principal amount of $100,000,000, repurchase price $100,050,750, due 4/3/00. The value of the collateral including accrued interest was $102,000,425.
      Greenwich Capital Markets, Inc., 6.15%, in the principal amount of $100,000,000, repurchase price $100,051,250, due 4/3/00. The value of the collateral including accrued interest was $102,005,200.
      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.25%, in the principal amount of $207,289,000, repurchase price $207,396,963, due 4/3/00. The value of the collateral including accrued interest was $211,435,308.
Note 6. Capital
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      Transactions in shares of beneficial interest were as follows:

Class Z                                                                       Shares
---------------------------------------------------------------------------  ---------
Six months ended March 31, 2000:
Shares sold                                                                    212,870
Shares issued in reinvestment of dividends and distributions                   156,058
Shares reacquired                                                             (396,888)
                                                                             ---------
Net decrease in shares outstanding                                             (27,960)
                                                                             ---------
                                                                             ---------
Year ended September 30, 1999:
Shares sold                                                                  1,201,757
   Shares issued in reinvestment of dividends and distributions                 77,335
Shares reacquired                                                             (684,877)
                                                                             ---------
Net increase in shares outstanding                                             594,215
                                                                             ---------
                                                                             ---------

      Of the total shares outstanding on March 31, 2000, PIFM and affiliates owned 2,013,153 shares of the Fund.
                                                                          33

       Prudential Index Series Fund          Prudential Small-Cap Index Fund
             Financial Highlights (Unaudited)

                                                                 Class Z
                                       ------------------------------------------------------------
                                                                                 October 1, 1997(a)
                                       Six Months Ended        Year Ended             Through
                                          March 31,          September 30,         September 30,
                                             2000                 1999                  1998
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                     $   9.26             $   8.09              $  10.00
                                           --------             --------              --------
Income from investment operations
Net investment income(b)                        .02                  .05                   .04
Net realized and unrealized gain
   (loss) on investments                       1.68                 1.36                 (1.94)
                                           --------             --------              --------
      Total from investment
      operations                               1.70                 1.41                 (1.90)
                                           --------             --------              --------
Less distributions:
Dividends from net investment
income                                         (.05)                (.05)                 (.01)
Distributions from net realized
   gains                                       (.30)                (.19)                   --
                                           --------             --------              --------
Distributions in excess of net
   realized gains                              (.13)                  --                    --
                                           --------             --------              --------
      Total dividends and
      distributions                            (.48)                (.24)                 (.01)
                                           --------             --------              --------
Net asset value, end of period             $  10.48             $   9.26              $   8.09
                                           --------             --------              --------
                                           --------             --------              --------
TOTAL RETURN(c):                              19.09%               17.65%               (18.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)            $ 32,172             $ 28,670              $ 20,256
Average net assets (000)                   $ 30,782             $ 26,722              $ 22,676
Ratios to average net assets:(b)
   Expenses                                     .50%(d)              .50%                  .50%(d)
   Net investment income                        .42%(d)              .60%                  .48%(d)
Portfolio turnover                               18%                  28%                   52%

------------------------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns for periods of less than a full year are not annualized.
(d) Annualized.
    34                                     See Notes to Financial Statements

Prudential Small-Cap Index Fund
Prudential Mutual Fund Family

Prudential offers a broad range of
mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-
1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
  Prudential Developing Markets Equity Fund
  Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  -Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
  International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

www.prudential.com                     (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Target Funds
  Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
www.prudential.com              (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views
expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March
31, 2000, were not audited and, accordingly, no opinion is expressed on them.

SEMIANNUAL REPORT  MARCH 31, 2000

Prudential
Stock Index Fund

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index). The S&P 500 Index is widely regarded as representative of the performance of the U.S. stock market as a whole, and comprises stocks representing more than 80% of the total market value of all publicly traded U.S. common stocks. The difference between the Fund's return and that of the Index is primarily management fees and expenses. There can be no assurance that the Fund will achieve its investment objective.


S&P 500 Index  As of 3/31/00
(GRAPH)

Source: Standard & Poor's
The S&P 500 Index, composed of stocks representing approximately 80% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole."Standard & Poor's(R)", "S&P(R)", "S&P
500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Prudential and its affiliates and subsidiaries. Prudential Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Prudential Stock Index
Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

www.prudential.com          (800) 225-1852
Performance at a Glance

Cumulative Total Returns1  As of 3/31/00
                 Six           One         Five        Since
                Months         Year        Years     Inception2
Class A          N/A           N/A          N/A         5.42%
Class B          N/A           N/A          N/A         5.11
Class C          N/A           N/A          N/A         5.11
Class Z         17.30%        17.50%       218.98%    303.31
Class I      17.36 (17.33)  17.65 (17.54)   N/A     62.70 (62.35)
Lipper S&P
500 Index
Fund Avg.3      17.10         17.18        219.73        **
S&P 500
Index4          17.50         17.93        227.18       ***

Average Annual Total Returns1            As of 3/31/00
                 One        Five       Since
                 Year       Years   Inception2
  Class A        N/A         N/A        N/A
  Class B        N/A         N/A        N/A
  Class C        N/A         N/A        N/A
  Class Z       17.50%      26.11%     20.74%
  Class I    17.65 (17.54)  N/A     20.05 (19.95)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.
  Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).
2 Inception dates: Class A, B, and C, 11/18/99; Class Z,
11/5/92; and Class I, 8/1/97. For Class A, B, and C, the
Lipper reporting period begins 11/30/99. For Class Z, the
Lipper reporting period begins 10/31/92. For Class I, the
Lipper reporting period begins 7/31/97.
3 Lipper average returns are for all funds in each share class for the six-month, one-, and five-year periods in the S&P 500 Index Fund category. The Lipper average is unmanaged. S&P 500 Index funds are passively managed, have limited expenses, and are designed to replicate the performance of the S&P 500 Index on a reinvested basis.
4 The Standard & Poor's 500 Composite Stock Price Index
(S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund, and the returns would be lower if they included the effect of operating expenses. Investors cannot invest directly in an index.
**Lipper Since Inception returns are 8.07% for Class A,
B, and C, 293.02% for Class Z, and 70.37% for Class I, based on all funds in each share class.
***The S&P 500 Index Since Inception returns are 8.31%
for Class A, B, and C, 305.20% for Class Z, and 72.75% for Class I.

Prudential Stock Index Fund
Message From the Fund's President          May 16, 2000

Dear Shareholder,
Technology and telecommunications stocks led the way to another strong performance for Prudential Stock Index
Fund Class Z shares, which returned 17.30% during the six-month period ended March 31, 2000. The Fund's benchmark, the Standard & Poor's 500 Composite Stock
Price Index (S&P 500), returned 17.50% over the same period. The market advance was fairly narrow because many sectors were adversely affected by rising interest rates.
Yet the Fund, with a significant representation in the most favored sectors, was able to participate in the rally.
One of the most important benefits of index investing is the ability to "catch the wave" of whatever sector is working at the moment while maintaining investments in a broad range of other sectors. If you are invested in an index fund, you don't have to worry about whether the current trend favors "old" or "new" economy, technology or financial services, value or growth. You know that your fund has investments in all of these areas, and that you will likely benefit from share price appreciation in any of them.
Thank you for your confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld, President
Prudential Index Series Fund
www.prudential.com                 (800) 225-1852

Investment Adviser's Report

Dear Shareholder,
The beginning of our reporting period on October 1, 1999, occurred near an important intermediate-term bottom in the S&P 500, providing yet another example of the recent tendency of the market to find a bottom around that time of year. Since establishing an all-time intraday high of 1420.14 on July 19, the Index has experienced volatility as it attempts to digest increases in short-term interest rates by the Federal Reserve Board in June and August.
The Fed sought to head off a resurgence of inflation by using higher rates to slow economic growth, as evidence continued to point to a more rapidly growing economy than had been anticipated earlier in the year.
Report of a 1.1% rise in September's producer price index--its biggest gain in nine years--had investors in a negative frame of mind around mid-October. However, subsequent reports on consumer prices, the employment cost index, and other inflation gauges failed to confirm the presence of any significant inflation, setting the stage for a rally in both stock and bond markets. As it turned out, the rally in stocks was the beginning of a significant advance that carried through the end of the year. During this phase, technology, telecommunications, media, and biotechnology were the clear favorites. The speculative froth in the market was reflected in the sizzling market for Internet-related initial public offerings (IPOs), many of which soared to stratospheric levels on their first day of trading.
As expected, the Fed raised interest rates again in November, but investors kept buying stocks in the most favored sectors, perhaps feeling that rates would stabilize now that the Fed had offset the three decreases in rates that had occurred in the fall of 1998. Although financial services stocks were not particularly strong during this rally, there was one bright spot for this sector. On November 12, President Clinton signed into law the Gramm-Leach-Bliley Act. This legislation repealed the Glass-Steagall Act enacted in 1933, which barred commercial banks from merging with brokerage firms, investment banks, and insurance companies. The new law was widely expected to precipitate a fresh round of mergers and acquisitions in the finance sector.

Prudential Stock Index Fund

Investment Adviser's Report

The S&P 500's positive momentum abruptly vanished at the
outset of the new year. In the face of the realization
that the Fed was probably not
finished raising interest rates, buying became even more
narrowly concentrated on the "new economy" stocks in the
technology, telecommunications, and media sectors. This
preoccupation led to a curious divergence in the market.
Many days in January and February, the Dow Jones
Industrial Average--dominated by finance, industrial
equipment, and other "old economy" sectors--declined while
the technology-heavy NASDAQ Composite Index rose. The S&P
500, representing something of a compromise between the
other two indexes, drifted irregularly lower for the
first two months of 2000. The Fed fulfilled expectations
by raising interest rates for the fourth time in nine
months on February 2, 2000.
Around the same time, however, the U.S. Treasury,
reacting to recent budget surpluses that have reduced the
government's borrowing needs, announced a buyback program
for a number of its debt securities. The program was
expected to involve repurchasing up to $30 billion in
longer-term Treasury securities by the end of 2000. It
was also stated that issuance of new two-, five-, and 10-
year notes would be reduced, as would issuance of 30-year
bonds. Reacting to the prospect of increased demand and
lower supply of Treasury securities, fixed-income
investors pushed the yield on the 30-year Treasury bond
down sharply.
Although the effect was not immediate, the decline in
bond yields appeared to reassure many stock investors,
prompting the apparent beginnings of a rotation from "new
economy" into "old economy" stocks. The negative effects
of this movement were felt most by marginal technology
stocks with no earnings. Another contributing factor was
the fact that after falling sharply for two months, "old
economy" stocks appeared to be at bargain
levels. Technology shares, on the other hand, had been in
a strong uptrend for over four months and had become
increasingly pricey. Anticipation of rosy first-quarter
earnings reports also undoubtedly contributed to
investors' interest in many of the more established
components of the S&P
www.prudential.com                 (800) 225-1852

500. All of these influences combined to trigger an explosive rise on March 16 that sent the S&P 500 soaring over 66 points, while the Dow gained over 500 points.
More gains followed in the last two weeks of March, and the S&P 500 ended the period within striking distance of its new all-time intraday high of 1552.87. In spite of the slackening interest in the more speculative segments of the technology sector, stalwarts such as Intel, Cisco
Systems, Oracle, Qualcomm, and Sun Microsystems populated the list of the strongest contributors to the Fund's returns.
Index funds positioned to benefit
from rapid sector rotation
The fundamentally sound U.S. economy has led to a steadily rising stock market characterized by frequent sector rotation. Under all but the most extreme conditions--the crisis that occurred in the fall of 1998 was one example--managers of actively managed funds have reacted to changing market conditions, not by taking money out of the market but by redeploying it in sectors that seem more appealing. Moreover, these rotations are occurring more quickly than before--so quickly, in fact, that it is difficult for those who are not already positioned to benefit. This was particularly true of the rally in cyclical shares that occurred in April and May
1999.
A rotational market environment is ideal for index funds, which, through their broad diversification, are able to catch strong trends in virtually any sector. Moreover, index funds do not incur the high transaction expenses involved in switching back and forth between "hot" sectors since their portfolios remain relatively stable.

Prudential Stock Index Fund

Investment Adviser's Report

Looking Ahead
The delayed effects of higher interest rates should soon begin to slow economic growth, allowing the Fed to stabilize rates for a while. If the Fed can achieve its goal of slowing the economy without pushing it into recession, there may even be an opportunity for lowering rates again. A growing economy with stable or falling rates would constitute a favorable background for stocks, and we would expect this to be reflected in higher share prices. With the bubble in technology perhaps beginning to burst, the emphasis going forward should be on traditional measures of value such as price/earnings ratios. This renewed focus on value could hurt the more speculative issues, but should benefit those companies with solid earnings prospects, many of which are included in the S&P 500.

Prudential Index Series Fund Management Team

Prudential Stock Index Fund

Financial
  Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Common Stocks
-------------------------------------------------------------------------------------
Advertising
      12,000   Young & Rubicam, Inc.                                $        564,000
-------------------------------------------------------------------------------------
Aerospace/Defense  0.8%
     167,884   Boeing Co.                                                  6,369,099
      35,506   General Dynamics Corp.                                      1,766,424
      69,156   Lockheed Martin Corp.                                       1,413,376
      11,820   Northrop Grumman Corp.                                        625,721
      60,244   Raytheon Co.                                                1,069,331
      33,863   Rockwell International Corp.                                1,415,897
      87,920   United Technologies Corp.                                   5,555,445
                                                                    ----------------
                                                                          18,215,293
-------------------------------------------------------------------------------------
Airlines  0.2%
      28,149   AMR Corp.(a)                                                  897,249
      23,484   Delta Airlines, Inc.                                        1,250,523
      91,083   Southwest Airlines Co.                                      1,895,665
      12,521   USAir Group, Inc.(a)                                          348,240
                                                                    ----------------
                                                                           4,391,677
-------------------------------------------------------------------------------------
Aluminum  0.3%
      40,529   Alcan Aluminum Ltd.                                         1,372,920
      66,532   ALCOA, Inc.                                                 4,673,873
      11,736   Reynolds Metals Co.                                           784,845
                                                                    ----------------
                                                                           6,831,638
-------------------------------------------------------------------------------------
Automobiles & Trucks  1.0%
       6,579   Cummins Engine Co., Inc.                                      247,124
      29,440   Dana Corp.                                                    829,840
     101,184   Delphi Automotive Systems Corp.                             1,618,944
     218,389   Ford Motor Co.                                             10,032,245
     115,578   General Motors Corp.                                        9,571,303
      31,599   Genuine Parts Co.                                             754,426
      14,676   Johnson Controls, Inc.                                        793,421
      10,760   Navistar International Corp.(a)                               431,745
                                                                    ----------------
                                                                          24,279,048

    8                                      See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Banking  4.7%
      68,400   AmSouth Bancorporation                               $      1,021,725
     128,586   Associates First Capital Corp.                              2,756,562
     310,067   Bank of America Corp.                                      16,259,138
     132,836   Bank of New York Co., Inc.                                  5,520,996
     209,316   Bank One Corp.                                              7,195,237
      36,767   Capital One Financial                                       1,762,518
     148,784   Chase Manhattan Corp.                                      12,972,105
      27,261   Comerica, Inc.                                              1,141,554
      56,464   Fifth Third Bancorp                                         3,557,232
     178,549   First Union Corp.                                           6,650,950
     177,164   Firstar Corporation Wisconsin                               4,063,699
     165,226   FleetBoston Financial Corp.                                 6,030,749
      29,292   Golden West Financial Corp.                                   913,544
      41,381   Huntington Bancshares, Inc.                                   925,900
      31,090   J.P. Morgan & Co., Inc.                                     4,096,107
      77,135   KeyCorp                                                     1,465,565
      91,546   Mellon Financial Corp.                                      2,700,607
     108,798   National City Corp.                                         2,243,959
      40,562   Northern Trust Corp.                                        2,740,470
      21,500   Old Kent Financial Corp.                                      694,719
      52,336   PNC Bank Corp.                                              2,358,391
      25,301   Providian Financial Corp.                                   2,191,699
      29,100   SouthTrust Corp.                                              740,231
      28,731   State Street Corp.                                          2,783,316
      29,777   Summit Bancorp                                                781,646
      59,583   Suntrust Banks, Inc.                                        3,440,918
     133,758   U.S. Bancorp                                                2,925,956
      23,700   Union Planters Corp.                                          730,256
     296,140   Wells Fargo & Co.                                          12,291,075
                                                                    ----------------
                                                                         112,956,824
-------------------------------------------------------------------------------------
Beverages  1.8%
       6,847   Adolph Coors Co.                                              327,372
      85,027   Anheuser Busch Companies, Inc.                              5,292,931

    See Notes to Financial Statements                                      9

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Beverages  (cont'd.)
      12,138   Brown-Forman Corp.                                   $        660,762
     445,932   Coca-Cola Co.                                              20,930,933
      74,700   Coca-Cola Enterprises Inc.                                  1,610,719
     263,881   PepsiCo, Inc.                                               9,120,387
      77,421   Seagram Co., Ltd.                                           4,606,550
                                                                    ----------------
                                                                          42,549,654
-------------------------------------------------------------------------------------
Chemicals  1.1%
      40,832   Air Products & Chemicals, Inc.                              1,161,160
      40,194   Dow Chemical Co.                                            4,582,116
     187,644   E.I. du Pont de Nemours & Co.                               9,921,676
      14,693   Eastman Chemical Co.                                          668,532
       5,273   FMC Corp.(a)                                                  297,925
      17,731   Hercules, Inc.                                                285,912
     116,730   Monsanto Co.                                                6,011,595
      39,070   Rohm & Haas Co.                                             1,743,499
      18,516   Sigma-Aldrich Corp.                                           497,618
      23,153   Union Carbide Corp.                                         1,350,109
                                                                    ----------------
                                                                          26,520,142
-------------------------------------------------------------------------------------
Chemical-Specialty  0.1%
      21,704   Engelhard Corp.                                               328,273
      10,890   Great Lakes Chemical Corp.                                    370,260
      27,379   Praxair, Inc.                                               1,139,651
      10,344   W. R. Grace & Co.                                             131,240
                                                                    ----------------
                                                                           1,969,424
-------------------------------------------------------------------------------------
Coal
       2,866   Arch Coal, Inc.                                                20,061
-------------------------------------------------------------------------------------
Computer Software & Services  16.7%
      63,362   3Com Corp.(a)                                               3,524,511
      23,010   Adobe Systems, Inc.                                         2,561,301
      12,105   Autodesk, Inc.                                                550,778
     113,378   Automatic Data Processing, Inc.                             5,470,489
      43,200   BMC Software, Inc.(a)                                       2,133,000
      33,485   Cabletron Systems, Inc.(a)                                    981,529
      24,790   Ceridian Corp.(a)                                             475,658

    10                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Computer Software & Services  (cont'd.)
   1,231,544   Cisco Systems, Inc.(a)                               $     95,383,833
      33,100   Citrix Systems, Inc.(a)                                     2,192,875
      97,158   Computer Associates International, Inc.                     5,750,539
      29,551   Computer Sciences Corp.(a)                                  2,504,385
      63,200   Compuware Corp.(a)                                          1,331,150
     459,740   Dell Computer Corp.(a)                                     24,964,432
     183,952   EMC Corp.(a)                                               22,994,000
      75,032   First Data Corp.                                            3,320,166
      57,192   Gateway, Inc.(a)                                            3,031,176
     324,934   International Business Machines Corp.                      38,342,212
      32,420   KLA Instruments Corp.(a)                                    2,731,385
      49,408   Micron Technology, Inc.                                     6,225,408
     935,806   Microsoft Corp.(a)                                         99,588,762
      15,900   NCR Corp.(a)                                                  637,988
      59,302   Novell, Inc.(a)                                             1,697,520
     512,920   Oracle Corp.(a)                                            40,039,817
      47,679   Parametric Technology Co.(a)                                1,004,239
      49,500   PeopleSoft, Inc.(a)                                           990,000
      40,865   Seagate Technology, Inc.(a)                                 2,462,116
      31,546   Silicon Graphics, Inc.(a)                                     333,205
     282,048   Sun Microsystems, Inc.(a)                                  26,588,074
       4,000   VERITAS Software Corp.                                        524,000
                                                                    ----------------
                                                                         398,334,548
-------------------------------------------------------------------------------------
Construction  0.1%
      13,537   Fluor Corp.                                                   419,647
       7,791   Kaufman & Broad Home Corp.                                    167,020
       6,743   Pulte Corp.                                                   140,760
      17,600   Vulcan Materials Co.                                          806,300
                                                                    ----------------
                                                                           1,533,727
-------------------------------------------------------------------------------------
Containers  0.1%
       4,758   Ball Corp.                                                    164,448
      13,305   Bemis Co., Inc.                                               490,622
      23,176   Crown Cork & Seal Co., Inc.(a)                                370,816
      27,126   Owens-Illinois, Inc.(a)                                       457,751
      27,258   Pactiv Corp.(a)                                               238,508
                                                                    ----------------
                                                                           1,722,145

    See Notes to Financial Statements                                     11

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Cosmetics & Soaps  1.3%
       9,657   Alberto-Culver Co.                                   $        229,957
      46,472   Avon Products, Inc.                                         1,350,593
      41,132   Clorox Co.                                                  1,336,790
     105,630   Colgate-Palmolive Co.                                       5,954,891
     193,339   Gillette Co.                                                7,286,464
      17,975   International Flavors & Fragrances, Inc.                      630,248
     237,619   Procter & Gamble Co.                                       13,366,069
                                                                    ----------------
                                                                          30,155,012
-------------------------------------------------------------------------------------
Diversified Gas  0.1%
      39,603   Coastal Corp.                                               1,821,738
       4,308   Eastern Enterprises, Inc.                                     257,942
       7,423   NICOR, Inc.                                                   244,495
       5,576   Oneok, Inc.                                                   139,400
                                                                    ----------------
                                                                           2,463,575
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  8.2%
     276,774   Abbott Laboratories                                         9,738,985
      22,782   Allergan, Inc.                                              1,139,100
      19,103   ALZA Corp.(a)                                                 717,556
     235,691   American Home Products Corp.                               12,638,930
     183,924   Amgen, Inc.(a)                                             11,288,336
       9,638   Bausch & Lomb, Inc.                                           502,983
      51,837   Baxter International, Inc.                                  3,249,532
      44,012   Becton Dickinson & Co.                                      1,158,066
      27,000   Biogen, Inc.(a)                                             1,886,625
      19,788   Biomet, Inc.(a)                                               719,789
      75,262   Boston Scientific Corp.(a)                                  1,604,021
     357,314   Bristol-Myers Squibb Co.                                   20,634,883
       7,856   C.R. Bard, Inc.                                               303,929
      50,649   Cardinal Health, Inc.                                       2,323,523
     197,197   Eli Lilly & Co.                                            12,423,411
      55,348   Guidant Corp.                                               3,255,154
     250,674   Johnson & Johnson                                          17,562,847
      10,903   Mallinckrodt, Inc.                                            313,461
     216,358   Medtronic, Inc.                                            11,128,915

    12                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Drugs & Medical Supplies  (cont'd.)
     421,344   Merck & Co., Inc.                                    $     26,175,996
     700,858   Pfizer, Inc.                                               25,625,121
      94,514   Pharmacia & Upjohn, Inc.                                    5,599,954
     266,624   Schering-Plough Corp.                                       9,798,432
      15,766   St. Jude Medical, Inc.(a)                                     406,960
     155,456   Warner-Lambert Co.                                         15,156,960
      16,800   Watson Pharmaceuticals, Inc.(a)                               666,750
                                                                    ----------------
                                                                         196,020,219
-------------------------------------------------------------------------------------
Electronics  8.2%
      27,062   Advanced Micro Devices, Inc.(a)                             1,544,225
      63,600   Analog Devices, Inc.(a)                                     5,123,775
      28,806   Apple Computer, Inc.                                        3,912,215
      37,600   Conexant Systems, Inc.(a)                                   2,669,600
      86,700   Electronic Data Systems Corp.                               5,565,056
      77,475   Emerson Electric Co.                                        4,096,491
      17,900   Florida Progress Corp.                                        821,163
     183,318   Hewlett-Packard Co.                                        24,301,092
     602,544   Intel Corp.                                                79,669,668
      53,044   LSI Logic Corp.(a)                                          3,852,320
      34,250   Molex Inc.                                                  2,012,187
     128,271   Motorola, Inc.                                             18,262,584
      30,676   National Semiconductor Corp.(a)                             1,859,732
      36,764   PE Corp.--PE Biosystems Group                               3,547,726
       8,085   PerkinElmer, Inc.                                             537,653
     106,000   Solectron Corp.(a)                                          4,246,625
      34,554   Tandy Corp.                                                 1,753,616
       8,012   Tektronix, Inc.                                               448,672
      31,200   Teradyne, Inc.(a)                                           2,566,200
     146,176   Texas Instruments, Inc.                                    23,548,160
      11,433   Thomas & Betts Corp.                                          322,982
      57,800   Xilinx Inc.(a)                                              4,786,562
                                                                    ----------------
                                                                         195,448,304
-------------------------------------------------------------------------------------
Financial Services  5.1%
      80,953   American Express Co.                                       12,056,937
      21,798   Bear, Stearns & Co., Inc.                                     994,534

    See Notes to Financial Statements                                     13

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Financial Services  (cont'd.)
     148,974   Charles Schwab Corp.                                 $      8,463,585
     609,587   Citigroup, Inc.(a)                                         36,156,129
      19,637   Countrywide Mortgage Investments, Inc.                        535,108
      12,019   Deluxe Corp.                                                  318,504
      27,688   Dun & Bradstreet Corp.                                        792,569
      23,630   Equifax, Inc.                                                 596,658
     126,132   Federal Home Loan Mortgage Corp.                            5,573,458
     184,334   Federal National Mortgage Association                      10,403,350
      44,614   Franklin Resources, Inc.                                    1,491,781
      16,980   H&R Block, Inc.                                               759,855
      83,050   Household International Corp.                               3,098,803
      21,787   Lehman Brothers Holdings, Inc.                              2,113,339
     144,543   MBNA Corp.                                                  3,685,846
      66,517   Merrill Lynch & Co., Inc.                                   6,984,285
     204,436   Morgan Stanley Dean Witter & Co.                           16,829,280
      28,000   PaineWebber Group, Inc.                                     1,232,000
      46,150   Paychex, Inc.                                               2,417,106
      40,200   Regions Financial Corp.                                       917,063
      28,264   SLM Holding Corp                                              941,545
      50,566   Synovus Financial Corp.                                       954,433
      21,000   T. Rowe Price & Associates, Inc.                              829,500
     102,725   Washington Mutual, Inc.                                     2,722,212
                                                                    ----------------
                                                                         120,867,880
-------------------------------------------------------------------------------------
Foods  1.2%
     106,835   Archer-Daniels-Midland Co.                                  1,108,413
      49,054   Bestfoods                                                   2,296,340
      75,647   Campbell Soup Co.                                           2,326,145
      88,243   ConAgra, Inc.                                               1,599,404
      54,072   General Mills, Inc.                                         1,956,730
      65,314   H.J. Heinz & Co.                                            2,277,826
      24,158   Hershey Foods Corp.                                         1,177,703
      72,270   Kellogg Co.                                                 1,851,919
      24,889   Quaker Oats Co.                                             1,508,896
      58,077   Ralston Purina Co.                                          1,589,858
     164,186   Sara Lee Corp.                                              2,955,348
      58,290   Sysco Corp.                                                 2,080,224

    14                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Foods  (cont'd.)
     104,435   Unilever N. V.                                       $      5,025,934
      22,052   Wm. Wrigley Jr. Co.                                         1,693,869
                                                                    ----------------
                                                                          29,448,609
-------------------------------------------------------------------------------------
Forest Products  0.7%
       9,549   Boise Cascade Corp.                                           331,828
      19,150   Champion International Corp.                                1,019,738
      37,923   Fort James Corp.                                              834,306
      30,268   Georgia-Pacific Corp.                                       1,197,478
      76,040   International Paper Co.                                     3,250,710
      97,816   Kimberly-Clark Corp.                                        5,634,496
      16,256   Louisiana-Pacific Corp.                                       225,552
      17,269   Mead Corp.                                                    603,336
       4,337   Potlatch Corp.                                                186,491
      10,245   Temple-Inland, Inc.                                           510,329
      16,730   Westvaco Corp.                                                558,364
      42,400   Weyerhaeuser Co.                                            2,416,800
      21,980   Willamette Industries, Inc.                                   881,948
                                                                    ----------------
                                                                          17,651,376
-------------------------------------------------------------------------------------
Gas Pipelines  0.7%
      29,297   Cinergy Corp.                                                 629,886
      15,506   Columbia Gas System, Inc.(a)                                  918,731
      42,059   El Paso Energy Corp.                                        1,698,132
     128,706   Enron Corp.                                                 9,636,862
       5,832   Peoples Energy Corp.                                          160,016
      39,398   Sempra Energy                                                 659,916
      77,092   Williams Companies, Inc.                                    3,387,230
                                                                    ----------------
                                                                          17,090,773
-------------------------------------------------------------------------------------
Health Care  0.1%
      19,260   Manor Care, Inc.(a)                                           260,010
      49,376   McKesson HBOC, Inc.                                         1,036,896
      19,000   Quintiles Transnational, Corp.(a)                             324,188
      12,000   Wellpoint Health Networks, Inc.                               838,500
                                                                    ----------------
                                                                           2,459,594

    See Notes to Financial Statements                                     15

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Hospital Management  0.3%
     101,831   Columbia/HCA Healthcare Corp.                        $      2,577,597
      71,749   Healthsouth Corp.(a)                                          399,104
      25,810   Humana, Inc.(a)                                               188,736
      55,610   IMS Health, Inc.                                              941,894
       4,097   Shared Medical Systems Corp.                                  212,532
      56,348   Tenet Healthcare Corp.(a)                                   1,296,004
      32,206   United Healthcare Corp.                                     1,920,283
                                                                    ----------------
                                                                           7,536,150
-------------------------------------------------------------------------------------
Housing Related  0.4%
       6,804   Armstrong World Industries, Inc.                              157,372
      10,097   Centex Corp.                                                  240,435
      35,000   Leggett & Platt, Inc.                                         752,500
      70,274   Lowe's Companies, Inc.                                      4,102,245
      82,926   Masco Corp.                                                 1,699,983
      14,518   Maytag Corp.                                                  480,909
      49,527   Newell Rubbermaid Inc.                                      1,228,889
       9,714   Owens Corning(a)                                              188,209
      14,838   Stanley Works                                                 391,352
      12,240   Tupperware Corp.                                              193,545
      13,339   Whirlpool Corp.                                               781,999
                                                                    ----------------
                                                                          10,217,438
-------------------------------------------------------------------------------------
Insurance  2.8%
      27,493   Aetna Life & Casualty Co.                                   1,531,016
      47,800   AFLAC, Inc.                                                 2,177,887
     148,208   Allstate Corp.                                              3,529,203
      43,540   American General Corp.                                      2,443,682
     279,051   American International Group, Inc.                         30,556,084
      44,489   Aon Corp.                                                   1,434,770
      31,234   Chubb Corp.                                                 2,110,247
      35,397   CIGNA Corp.                                                 2,681,323
      30,214   Cincinnati Financial Corp.                                  1,136,802
      55,660   Conseco, Inc.                                                 636,611
      41,253   ITT Hartford Group, Inc.                                    2,176,096
      19,091   Jefferson-Pilot Corp.                                       1,270,745

    16                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Insurance  (cont'd.)
      34,330   Lincoln National Corp.                               $      1,150,055
      48,070   Marsh & McLennan Companies, Inc.                            5,302,722
      19,372   MBIA, Inc.                                                  1,008,555
      18,020   MGIC Investment Corp.                                         786,123
      13,393   Progressive Corp.                                           1,018,705
      23,229   SAFECO Corp.                                                  617,020
      40,617   St. Paul Companies, Inc.                                    1,386,055
      23,815   Torchmark Corp.                                               550,722
      40,526   UnumProvident Corp.                                           688,942
      35,608   Wachovia Corp.                                              2,405,765
                                                                    ----------------
                                                                          66,599,130
-------------------------------------------------------------------------------------
Internet Services  1.8%
     408,700   America Online, Inc.(a)                                    27,653,200
      95,100   Yahoo! Inc.(a)                                             16,297,762
                                                                    ----------------
                                                                          43,950,962
-------------------------------------------------------------------------------------
Leisure  0.2%
      14,899   Brunswick Corp.                                               282,150
     110,300   Carnival Corp.                                              2,736,819
      23,724   Harrah's Entertainment, Inc.(a)                               440,377
      33,154   Hasbro, Inc.                                                  547,041
      72,013   Mattel, Inc.                                                  751,635
      34,907   Mirage Resorts, Inc.(a)                                       676,323
                                                                    ----------------
                                                                           5,434,345
-------------------------------------------------------------------------------------
Lodging  0.1%
      63,921   Hilton Hotels Corp.                                           495,388
      48,552   Marriott International, Inc. (Class 'A' Stock)              1,529,388
                                                                    ----------------
                                                                           2,024,776
-------------------------------------------------------------------------------------
Machinery  0.5%
       3,264   Briggs & Stratton Corp.                                       134,232
      63,928   Caterpillar, Inc.                                           2,521,160
      17,720   Cooper Industries, Inc.                                       620,200
      41,340   Deere & Co.                                                 1,570,920
      37,862   Dover Corp.                                                 1,812,643
      14,577   Eaton Corp.                                                 1,137,006

    See Notes to Financial Statements                                     17

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Machinery  (cont'd.)
      28,095   Ingersoll-Rand Co.                                   $      1,398,079
      13,582   PACCAR, Inc.                                                  679,100
      20,292   Parker Hannifin Corp.                                         838,313
      10,042   Snap-On, Inc.                                                 262,975
      25,902   Thermo Electron Corp.(a)                                      527,753
       9,537   Timken Co.                                                    154,976
                                                                    ----------------
                                                                          11,657,357
-------------------------------------------------------------------------------------
Media  3.7%
     138,820   CBS Corp.                                                   7,860,682
      61,938   Clear Channel Communications, Inc.(a)                       4,277,593
     168,620   Comcast Corp.                                               7,313,892
      17,304   Dow Jones & Co., Inc.                                       1,242,644
      50,289   Gannett Co., Inc.                                           3,539,088
      50,212   Interpublic Group of Companies, Inc.                        2,372,517
      14,683   Knight-Ridder, Inc.                                           747,915
      34,500   McGraw Hill Companies, Inc.                                 1,569,750
     109,681   MediaOne Group, Inc.(a)                                     8,884,161
       7,696   Meredith Corp.                                                213,083
      30,990   New York Times Co.                                          1,330,633
      21,840   R.R. Donnelley & Sons, Co.                                    457,275
     232,116   Time Warner, Inc.                                          23,211,600
      12,738   Times Mirror Co.                                            1,183,838
      42,182   Tribune Co.                                                 1,542,279
     124,532   Viacom, Inc.(a)                                             6,569,063
     371,713   Walt Disney Co.                                            15,379,625
                                                                    ----------------
                                                                          87,695,638
-------------------------------------------------------------------------------------
Mineral Resources  0.2%
      69,824   Barrick Gold Corp. (ADR) (Canada)                           1,095,364
      27,428   Freeport-McMoran Copper & Gold, Inc.                          330,850
      47,684   Homestake Mining Co.                                          286,104
      31,303   INCO Ltd.                                                     573,236
      29,297   Newmont Mining Corp.                                          657,351
      14,330   Phelps Dodge Corp.                                            680,675
      56,270   Placer Dome, Inc.                                             457,194
                                                                    ----------------
                                                                           4,080,774

    18                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Miscellaneous Basic Industry  6.1%
      29,000   Allied Waste Industries, Inc.(a)                     $        190,313
     137,444   Applied Materials, Inc.(a)                                 12,954,097
      64,658   BB&T Corp.                                                  1,814,465
     127,759   Cendant Corp.(a)                                            2,363,541
      10,383   Crane Co.                                                     244,649
      26,600   Danaher Corp.                                               1,356,600
      22,341   Ecolab, Inc.                                                  819,635
      29,808   Fortune Brands, Inc.                                          745,200
     592,524   General Electric Co.                                       91,952,318
      27,300   Harley-Davidson Inc.                                        2,166,937
      55,168   Illinois Tool Works, Inc.                                   3,048,032
      14,986   ITT Industries, Inc.                                          465,503
      18,334   Loews Corp.                                                   916,700
       7,661   Millipore Corp.                                               432,368
       2,123   NACCO Industries, Inc.                                        101,771
      31,967   Omnicom Group, Inc.                                         2,986,917
      22,504   Pall Corp.                                                    504,934
      32,174   PPG Industries, Inc.                                        1,683,102
      14,418   Sealed Air Corp.                                              783,078
      28,067   Textron, Inc.                                               1,708,579
      23,749   TRW, Inc.                                                   1,389,317
     306,372   Tyco International Ltd.                                    15,280,303
      16,874   W.W. Grainger, Inc.                                           915,415
                                                                    ----------------
                                                                         144,823,774
-------------------------------------------------------------------------------------
Miscellaneous Consumer Growth  0.9%
      12,598   American Greetings Corp.                                      229,914
      15,832   Black & Decker Corp.                                          594,690
      48,999   Corning, Inc.                                               9,661,006
      56,565   Eastman Kodak Co.                                           3,072,187
       6,358   Jostens, Inc.                                                 154,976
      72,399   Minnesota Mining & Manufacturing Co.                        6,411,836
      10,069   Polaroid Corp.                                                239,139
                                                                    ----------------
                                                                          20,363,748

    See Notes to Financial Statements                                     19

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Networking
      18,600   Adaptec, Inc.(a)                                     $        718,425
-------------------------------------------------------------------------------------
Office Equipment & Supplies  1.4%
      19,968   Avery Dennison Corp.                                        1,219,296
     305,747   Compaq Computer Corp.(a)                                    8,140,514
     142,815   Honeywell, Inc.                                             7,524,565
      26,041   IKON Office Solutions, Inc.                                   161,129
      22,852   Lexmark International Group, Inc.(a)                        2,416,599
       8,296   Milacron, Inc.                                                119,774
      54,200   Network Appliance, Inc.                                     4,485,050
      65,300   Office Depot, Inc.(a)                                         755,031
      48,125   Pitney Bowes, Inc.                                          2,150,586
      83,550   Staples, Inc.(a)                                            1,671,000
      56,890   Unisys Corp.(a)                                             1,450,695
     115,998   Xerox Corp.                                                 3,015,948
                                                                    ----------------
                                                                          33,110,187
-------------------------------------------------------------------------------------
Petroleum  4.5%
      16,678   Amerada Hess Corp.                                          1,077,816
      21,010   Anadarko Petroleum Corp.                                      812,824
      20,187   Apache Corp.                                                1,004,303
      11,645   Ashland Oil, Inc.                                             389,380
      58,638   Atlantic Richfield Co.                                      4,984,230
      39,782   Burlington Resources, Inc.                                  1,471,934
     118,462   Chevron Corp.                                              10,950,331
     622,807   Exxon Mobil Corp.                                          48,462,170
      18,459   Kerr-McGee Corp.                                            1,066,007
      65,938   Occidental Petroleum Corp.                                  1,368,214
      43,736   Phillips Petroleum Co.                                      2,022,790
     385,431   Royal Dutch Petroleum Co. (ADR) (Netherlands)              22,347,547
      15,614   Sunoco, Inc.                                                  427,433
     100,946   Texaco, Inc.                                                5,413,229
      27,000   Tosco Corp.                                                   821,813
      37,163   Transocean Sedco Forex Inc.                                 1,906,926
      43,245   Union Pacific Resources Group, Inc.                           627,053
      44,339   Unocal Corp.                                                1,319,085

    20                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Petroleum  (cont'd.)
      57,260   USX-Marathon Corp.                                   $      1,492,339
                                                                    ----------------
                                                                         107,965,424
-------------------------------------------------------------------------------------
Petroleum Services  0.7%
      58,879   Baker Hughes, Inc.                                          1,781,090
     110,150   Conoco, Inc.                                                2,822,594
      78,511   Halliburton Co.                                             3,218,951
       7,310   McDermott International, Inc.                                  67,161
      73,352   PG&E Corp.                                                  1,540,392
      16,510   Rowan Companies, Inc.(a)                                      486,013
      99,021   Schlumberger Ltd.                                           7,575,106
                                                                    ----------------
                                                                          17,491,307
-------------------------------------------------------------------------------------
Railroads  0.3%
      81,923   Burlington Northern, Inc.                                   1,812,546
      37,003   CSX Corp.                                                     869,571
      20,500   Kansas City Southern Industries, Inc.                       1,761,719
      67,611   Norfolk Southern Corp.                                        971,908
      45,729   Union Pacific Corp.                                         1,789,147
                                                                    ----------------
                                                                           7,204,891
-------------------------------------------------------------------------------------
Restaurants  0.5%
      21,902   Darden Restaurants, Inc.                                      390,129
     245,330   McDonald's Corp.                                            9,215,208
      27,366   Tricon Global Restaurants, Inc.                               850,056
      20,279   Wendy's International, Inc.                                   409,382
                                                                    ----------------
                                                                          10,864,775
-------------------------------------------------------------------------------------
Retail  5.6%
      74,213   Albertson's, Inc.                                           2,300,603
      25,000   AutoZone, Inc.                                                693,750
      25,000   Bed Bath & Beyond Inc.(a)                                     984,375
      37,300   Best Buy Co., Inc.                                          3,207,800
      36,378   Circuit City Stores, Inc.                                   2,214,511
      18,224   Consolidated Stores Corp.(a)                                  207,298
      80,708   Costco Wholesale Corp.                                      4,242,214
      69,696   CVS Corp.                                                   2,617,956
      16,223   Dillards, Inc.                                                266,666

    See Notes to Financial Statements                                     21

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Retail  (cont'd.)
      47,040   Dollar General Corp.                                 $      1,264,200
      38,275   Federated Department Stores, Inc.(a)                        1,597,981
     155,213   Gap, Inc.                                                   7,731,548
       6,177   Great Atlantic & Pacific Tea Co., Inc.                        120,452
      13,868   Harcourt General, Inc.                                        516,583
     416,684   Home Depot, Inc.                                           26,876,118
      45,684   J.C. Penney Co., Inc.                                         679,550
      84,157   Kmart Corp.                                                   815,271
      29,900   Kohl's Corp.                                                3,064,750
     151,334   Kroger Co.(a)                                               2,657,803
      40,811   Limited, Inc.                                               1,719,163
      10,396   Liz Claiborne, Inc.                                           476,267
       5,682   Longs Drug Stores Corp.                                       129,266
      59,271   May Department Stores Co.                                   1,689,224
      49,438   Nike, Inc.                                                  1,958,981
      24,200   Nordstrom, Inc.                                               713,900
      14,073   Pep Boys - Manny, Moe & Jack                                   83,558
       6,849   Reebok International Ltd.                                      63,353
      42,687   Rite-Aid Corp.                                                234,779
      92,900   Safeway,Inc.(a)                                             4,203,725
      67,496   Sears, Roebuck & Co.                                        2,083,939
      29,216   Sherwin-Williams Co.                                          640,926
      23,412   Supervalu, Inc.                                               443,365
      79,591   Target Corp.                                                5,949,427
      55,116   TJX Companies, Inc.                                         1,222,886
      43,207   Toys 'R' Us, Inc.(a)                                          640,004
     802,226   Wal-Mart Stores, Inc.                                      44,523,543
     180,878   Walgreen Co.                                                4,657,608
      26,140   Winn-Dixie Stores, Inc.                                       508,096
                                                                    ----------------
                                                                         134,001,439
-------------------------------------------------------------------------------------
Rubber  0.1%
      19,899   B.F. Goodrich Co.                                             570,853
      11,588   Cooper Tire & Rubber Co.                                      145,574
      27,371   Goodyear Tire & Rubber Co.                                    638,086
                                                                    ----------------
                                                                           1,354,513

    22                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Steel - Producers  0.1%
      15,618   Allegheny Teldyne, Inc.                              $        313,336
      23,334   Bethlehem Steel Corp.(a)                                      140,004
      14,828   Nucor Corp.                                                   741,400
      17,809   USX Corp. - U.S. Steel Group                                  445,225
      13,408   Worthington Industries, Inc.                                  165,924
                                                                    ----------------
                                                                           1,805,889
-------------------------------------------------------------------------------------
Telecommunications  7.1%
      54,000   ADC Telecommunications, Inc.                                2,909,250
      56,234   Alltel Corp.                                                3,546,257
      12,622   Andrew Corp.(a)                                               288,728
      26,650   CenturyTel, Inc.                                              989,381
      13,900   Comverse Technology, Inc.(a)                                2,627,100
     138,056   Global Crossing Ltd.                                        5,803,136
     573,167   Lucent Technologies, Inc.                                  34,971,770
     510,900   MCI WorldCom, Inc.(a)                                      23,317,812
      65,920   Nextel Communications, Inc.(a)                              9,772,640
     259,130   Nortel Networks Corp.                                      32,814,180
     132,500   Qualcomm, Inc.(a)                                          19,948,150
      30,776   Scientific- Atlanta, Inc.                                   1,952,352
     157,784   Sprint Corp.                                                9,940,392
     155,092   Sprint Corp. (PCS Group)(a)                                10,129,446
      73,494   Tellabs, Inc.(a)                                            4,628,974
      90,975   US West, Inc.                                               6,607,059
                                                                    ----------------
                                                                         170,246,627
-------------------------------------------------------------------------------------
Textiles
       7,040   National Service Industries, Inc.                             148,280
       6,048   Russell Corp.                                                  86,562
       4,188   Springs Industries, Inc.                                      159,144
      20,234   V.F. Corp.                                                    486,881
                                                                    ----------------
                                                                             880,867
-------------------------------------------------------------------------------------
Tobacco  0.4%
      55,600   Nabisco Group Holding Corp.                                   667,200
     425,279   Philip Morris Companies, Inc.                               8,984,019
      32,399   UST, Inc.                                                     506,234
                                                                    ----------------
                                                                          10,157,453

    See Notes to Financial Statements                                     23

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Travel
      20,341   Sabre Holdings Corp.(a)                              $        751,346
-------------------------------------------------------------------------------------
Trucking & Shipping  0.1%
      52,716   FedEx Corp.(a)                                              2,055,924
      11,221   Ryder System, Inc.                                            254,576
                                                                    ----------------
                                                                           2,310,500
-------------------------------------------------------------------------------------
Utility Communications  4.4%
     575,980   AT&T Corp.                                                 32,398,875
     281,222   Bell Atlantic Corp.                                        17,189,695
     339,456   BellSouth Corp.                                            15,954,432
     175,614   GTE Corp.                                                  12,468,594
     615,101   SBC Communications, Inc.                                   25,834,242
      38,770   Unicom Corp.                                                1,415,105
                                                                    ----------------
                                                                         105,260,943
-------------------------------------------------------------------------------------
Utilities - Electric  1.3%
      37,300   AES Corp.(a)                                                2,937,375
      25,169   Ameren Corp.                                                  778,666
      34,071   American Electric Power, Inc.                               1,015,742
      27,382   Carolina Power & Light Co.                                    888,204
      38,101   Central & South West Corp.                                    650,098
      21,800   CMS Energy Corp.                                              395,125
      39,351   Consolidated Edison, Inc.                                   1,141,179
      26,729   Constellation Energy Group, Inc.                              851,987
      51,052   Dominion Resources, Inc.                                    1,962,311
      24,487   DTE Energy Co.                                                710,123
      65,731   Duke Energy Co.                                             3,450,877
      65,562   Edison International                                        1,085,871
      45,715   Entergy Corp.                                                 922,872
      39,677   FirstEnergy Corp.                                             818,338
      31,736   FPL Group, Inc.                                             1,461,840
      22,228   GPU, Inc.                                                     608,492
      20,600   New Century Energies, Inc.                                    619,288
      33,524   Niagara Mohawk Holdings, Inc.                                 452,574
      29,173   Northern States Power Co.                                     579,813

    24                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Utilities - Electric  (cont'd.)
      32,455   PECO Energy Co.                                      $      1,196,778
      14,000   Pinnacle West Capital Corp.                                   394,625
      25,726   PPL Corp.                                                     538,638
      37,997   Public Service Enterprise Group, Inc.                       1,125,661
      50,679   Reliant Energy, Inc.                                        1,187,789
     118,615   Southern Co.                                                2,579,876
      48,214   Texas Utilities Co.                                         1,431,353
                                                                    ----------------
                                                                          29,785,495
-------------------------------------------------------------------------------------
Waste Management  0.1%
     114,113   Waste Management, Inc.                                      1,561,922
                                                                    ----------------
               Total common stocks (cost $1,585,869,842)               2,291,349,618
                                                                    ----------------
Principal
Amount
(000)          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.8%
-------------------------------------------------------------------------------------
Repurchase Agreement  3.6%
$    86,017   Joint Repurchase Agreement Account,
               6.153%, 04/03/00 (Note 5)                                 86,017,000
-------------------------------------------------------------------------------------
U.S. Government Securities  0.2%
   5,000(b)   United States Treasury Bills,
               5.6725%, 6/22/00                                           4,931,824
                                                                   ----------------
              Total short-term investments
               (cost $90,952,397)                                        90,948,824
                                                                   ----------------
              Total Investments  99.9%
               (cost $1,676,822,239; Note 4)                          2,382,298,442
              Other assets in excess of liabilities  0.1%                 2,735,145
                                                                   ----------------
              Net Assets  100%                                     $  2,385,033,587
                                                                   ----------------
                                                                   ----------------

--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Pledged as initial margin for financial futures contracts.
ADR--American Depository Receipt.
    See Notes to Financial Statements                                     25

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2000
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,676,822,239)                       $2,382,298,442
Foreign currency at value (cost $4,112)                                    4,079
Cash                                                                     134,971
Receivable for Fund shares sold                                       21,272,553
Dividends and interest receivable                                      2,030,024
Due from broker - variation margin                                       605,000
Prepaid expenses                                                          24,605
                                                                  --------------
      Total assets                                                 2,406,369,674
                                                                  --------------
LIABILITIES
Payable for Fund shares reacquired                                    15,845,810
Payable for investments purchased                                      4,915,753
Management fee payable                                                   480,105
Distribution fee payable                                                  50,607
Accrued expenses                                                          43,812
                                                                  --------------
      Total liabilities                                               21,336,087
                                                                  --------------
NET ASSETS                                                        $2,385,033,587
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $       71,654
   Paid-in capital in excess of par                                1,672,009,628
                                                                  --------------
                                                                   1,672,081,282
   Undistributed net investment income                                 4,218,431
   Accumulated net realized loss on investments                       (2,657,796)
   Net unrealized appreciation on investments and foreign
      currencies                                                     711,391,670
                                                                  --------------
Net assets, March 31, 2000                                        $2,385,033,587
                                                                  --------------
                                                                  --------------

    26                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2000
--------------------------------------------------------------------------------------
Class A:
   Net asset value, offering and redemption price per share
      ($20,774,489 / 625,091 shares of beneficial interest
      issued and outstanding)                                             $33.23
Class B:
   Net asset value, offering and redemption price per share
      ($41,857,410 / 1,262,921 shares of beneficial interest
      issued and outstanding)                                             $33.14
Class C:
   Net asset value, offering and redemption price per share
      ($20,646,077 / 622,900 shares of beneficial interest
      issued and outstanding)                                             $33.15
   Sales charge (1% of offering price)                                       .33
   Offering price to the public                                           $33.48
Class Z:
   Net asset value, offering and redemption price per share
      ($1,006,882,313 / 30,248,915 shares of beneficial
      interest issued and outstanding)                                    $33.29
Class I:
   Net asset value, offering and redemption price per share
      ($1,294,873,298 / 38,894,400 shares of beneficial
      interest issued and outstanding)                                    $33.29
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     27

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   March 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $25,501)          $ 11,750,964
   Interest                                                            2,374,128
                                                                   --------------
      Total income                                                    14,125,092
                                                                   --------------
Expenses
   Management fee                                                      3,202,542
   Distribution fee--Class A                                               7,398
   Distribution fee--Class B                                              77,886
   Distribution fee--Class C                                              42,512
   Transfer agent fee--Class A                                            52,500
   Transfer agent fee--Class B                                            14,500
   Transfer agent fee--Class C                                             4,500
   Transfer agent fee--Class Z                                           634,000
   Transfer agent fee--Class I                                                60
   Registration fees                                                     200,000
   Reports to shareholders                                               110,000
   Custodian's fees and expenses                                          99,000
   Legal fees                                                             15,000
   Trustees' fees                                                          9,000
   Audit fees                                                              8,000
   Miscellaneous                                                           1,803
                                                                   --------------
      Total expenses                                                   4,478,701
Less: Expense subsidy (Note 2)                                          (490,235)
                                                                   --------------
      Net expenses                                                     3,988,466
                                                                   --------------
Net investment income                                                 10,136,626
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (1,377,766)
   Foreign currency transactions                                          (4,724)
   Financial futures contracts                                           508,990
                                                                   --------------
                                                                        (873,500)
                                                                   --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       320,255,421
   Foreign currencies                                                        (32)
   Financial futures contracts                                         9,131,750
                                                                   --------------
                                                                     329,387,139
                                                                   --------------
Net gain on investments                                              328,513,639
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $338,650,265
                                                                   --------------
                                                                   --------------

    28                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months
                                                   Ended             Year Ended
                                              March 31, 2000     September 30, 1999
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                      $    10,136,626      $   19,421,960
   Net realized gain (loss) on investments
      and foreign currency transactions              (873,500)         24,134,380
   Net change in unrealized appreciation on
      investments and foreign currencies          329,387,139         247,855,460
                                              ---------------    ------------------
   Net increase in net assets resulting
      from operations                             338,650,265         291,411,800
                                              ---------------    ------------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class Z                                      (9,917,456)         (4,694,229)
      Class I                                     (12,228,311)         (7,920,682)
                                              ---------------    ------------------
                                                  (22,145,767)        (12,614,911)
                                              ---------------    ------------------
   Distributions from net realized gains
      Class Z                                     (10,541,195)         (3,159,577)
      Class I                                     (11,809,055)         (4,863,575)
                                              ---------------    ------------------
                                                  (22,350,250)         (8,023,152)
                                              ---------------    ------------------
Fund share transactions (net of
   conversions) (Note 6):
   Net proceeds from shares sold                1,232,311,910       1,320,487,868
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                  44,452,564          20,622,768
   Cost of shares reacquired                   (1,071,680,428)       (746,871,141)
                                              ---------------    ------------------
   Net increase in net assets from Fund
      share transactions                          205,084,046         594,239,495
                                              ---------------    ------------------
Net increase                                      499,238,294         865,013,232
NET ASSETS
Beginning of period                             1,885,795,293       1,020,782,061
                                              ---------------    ------------------
End of period(a)                              $ 2,385,033,587      $1,885,795,293
                                              ---------------    ------------------
                                              ---------------    ------------------
---------------
(a) Includes undistributed net investment
income of                                     $     4,218,431      $   16,232,296
                                              ---------------    ------------------
                                              ---------------    ------------------

    See Notes to Financial Statements                                     29

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited)
      The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Stock Index Fund (the 'Fund').
      The Fund had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and Fund.
      Securities Valuation:    Securities, including options, warrants, futures
contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.
      Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.
      U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.
      Securities for which reliable market quotations are not available or for which a pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager or the subadviser.
    30

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
      Foreign Currency Translation: The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.
      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
      Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Company's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with
                                                                          31

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are allocated based on shareholder activity and number of accounts for each class.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
      Dividends and Distributions:    The Fund will declare and distribute its
net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute
    32

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and decrease accumulated net realized loss on investments by $4,724. Net investment income, net realized gains and net assets were not affected by this change.
Note 2. Agreements
      The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objective and policies. PIFM pays for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Company except for fees and expenses of unaffiliated Trustees. The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.
      PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .65%, 1.40%, 1.40%, .40% and .30% of the average daily net assets for Class A, Class B, Class C, Class Z and Class I shares, respectively. For the six months ended March 31, 2000, PIFM subsidized $490,235 of the expenses of the Fund (1.32%, .10%, .04%, 1.05% and .03% of the average daily net assets of the Class A, Class B, Class C, Class Z and Class I shares, respectively; $.0625, $.0079, $.0032, $.0114 and $.0059 per Class A, Class B, Class C, Class Z and Class I shares, respectively).
      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Company. The Company compensates PIMS for distributing and servicing the Company's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of
                                                                          33

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class I shares of the Company.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2000.
      PIMS has advised the Fund that it received approximately $179,600 in front-end sales charges resulting from sales of Class C shares during the six months ended March 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the six months ended March 31, 2000, they received approximately $11,000 and $4,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2000.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 2000, the Fund incurred fees of approximately $52,000, $14,000, $4,000, $633,000 and $50 for Class A, Class B, Class C, Class Z and Class I shares, respectively, for the services of PMFS. As of March 31, 2000, approximately $12,000, $5,300, $1,100, $115,000 and $10 for Class A, Class B, Class C, Class Z and Class I shares, respectively, of such fees were due to PMFS. Transfer agent fees and
    34

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2000 aggregated $170,195,602 and $7,295,169, respectively.
      On March 31, 2000, the Fund held 220 long financial futures contracts on the S&P 500 Index which expire in December 2000. The cost of such contracts was $77,426,000. The value of such contracts on March 31, 2000 was $83,341,500, thereby resulting in an unrealized gain of $5,915,500.
      The cost basis of investments for federal income tax purposes was $1,676,830,591 and, accordingly, as of March 31, 2000, net unrealized appreciation for federal income tax purposes was $705,467,851 (gross unrealized appreciation--$826,523,957; gross unrealized depreciation--$121,056,106.
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At March 31, 2000, the Fund had a 13.1% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $86,017,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:
      Bear, Stearns & Co. Inc., 6.10%, in the principal amount of $120,000,000, repurchase price $120,061,000, due 04/3/00. The value of the collateral including accrued interest was $123,642,827.
      Credit Suisse First Boston Corp., 6.10%, in the principal amount of $130,000,000, repurchase price $130,066,083, due 04/3/00. The value of the collateral including accrued interest was $134,450,258.
      Greenwich Capital Markets, Inc., 6.15%, in the principal amount of $100,000,000, repurchase price $100,051,250, due 04/3/00. The value of the collateral including accrued interest was $102,005,200.
      Goldman, Sachs & Co., 6.09%, in the principal amount of $100,000,000, repurchase price $100,050,750, due 04/3/00. The value of the collateral including accrued interest was $102,000,425.
                                                                          35

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.
      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.25%, in the principal amount of $207,289,000, repurchase price $207,396,963, due 04/3/00. The value of the collateral including accrued interest was $211,435,308.
Note 6. Capital
The Fund offers Class A, Class B, Class C, Class Z and Class I shares. Class A, Class Z and Class I shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class I. Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
November 18, 1999(a) through March 31, 2000:
Shares sold                                                     683,707    $  20,830,666
Shares reacquired                                               (74,047)   $  (2,320,331)
                                                            -----------    -------------
Net increase in shares outstanding before conversion            609,660       18,510,335
Shares issued upon conversion from Class B                       15,431          479,036
                                                            -----------    -------------
Net increase in shares outstanding                              625,091    $  18,989,371
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
November 18, 1999(a) through March 31, 2000:
Shares sold                                                   1,373,354    $  43,096,098
Shares reacquired                                               (94,970)      (2,945,322)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          1,278,384       40,150,776
Shares reacquired upon conversion into Class A                  (15,463)        (479,036)
                                                            -----------    -------------
Net increase in shares outstanding                            1,262,921    $  39,671,740
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
November 18, 1999(a) through March 31, 2000:
Shares sold                                                     651,169    $  20,489,761
Shares reacquired                                               (28,269)        (876,336)
                                                            -----------    -------------
Net increase in shares outstanding                              622,900    $  19,613,425
                                                            -----------    -------------
                                                            -----------    -------------

    36

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class Z                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2000:
Shares sold                                                  23,680,609    $ 741,599,650
Shares issued in reinvestment of dividends and
  distributions                                                 653,914       20,415,201
Shares reacquired                                           (24,010,360)    (758,273,541)
                                                            -----------    -------------
Net increase in shares outstanding                              324,163    $   3,741,310
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                  25,482,340    $ 725,667,595
Shares issued in reinvestment of dividends and
  distributions                                                 300,787        7,838,514
Shares reacquired                                           (12,360,069)    (353,240,852)
                                                            -----------    -------------
Net increase in shares outstanding                           13,423,058    $ 380,265,257
                                                            -----------    -------------
                                                            -----------    -------------
Class I
----------------------------------------------------------
Six months ended March 31, 2000:
Shares sold                                                  12,817,881    $ 406,295,735
Shares issued in reinvestment of dividends and
  distributions                                                 769,688       24,037,363
Shares reacquired                                            (9,843,122)    (307,264,898)
                                                            -----------    -------------
Net increase in shares outstanding                            3,744,447    $ 123,068,200
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                  20,880,114    $ 594,820,273
Shares issued in reinvestment of dividends and
  distributions                                                 490,382       12,784,254
Shares reacquired                                           (13,861,925)    (393,630,289)
                                                            -----------    -------------
Net increase in shares outstanding                            7,508,571    $ 213,974,238
                                                            -----------    -------------
                                                            -----------    -------------

------------------------------
(a) Commencement of offering of Class A, Class B and Class C shares.
                                                                          37

       Prudential Index Series Fund     Prudential Stock Index Fund

            Financial
              Highlights

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited)

                                                                   Class A
                                                            ----------------------
                                                             November 18, 1999(d)
                                                            Through March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $  31.53
                                                                   --------
Income from investment operations:
Net investment income(a)                                                .03
Net realized and unrealized gain on investment
transactions                                                           1.67
                                                                   --------
      Total from investment operations                                 1.70
                                                                   --------
Less distributions:
Dividends from net investment income                                     --
Distributions from net realized gains                                    --
                                                                   --------
      Total distributions                                                --
                                                                   --------
Net asset value, end of period                                     $  33.23
                                                                   --------
                                                                   --------
TOTAL RETURN(b)                                                        5.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                    $ 20,775
Average net assets (000)                                           $  8,253
Ratios to average net assets:(a)
   Expenses, including distribution fees                                .65%(c)
   Expenses, excluding distribution fees                                .40%(c)
   Net investment income                                                .71%(c)
For Class A, B, C, Z and I:
   Portfolio turnover rate                                                0%

------------------------------
(a) Net of expense subsidy.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class A shares.
    See Notes to Financial Statements                                     39

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                   Class B
                                                            ----------------------
                                                             November 18, 1999(d)
                                                            Through March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $  31.53
                                                                   --------
Income from investment operations:
Net investment income(a)                                               (.01)
Net realized and unrealized gain on investment
transactions                                                           1.62
                                                                   --------
      Total from investment operations                                 1.61
                                                                   --------
Less distributions:
Dividends from net investment income                                     --
Distributions from net realized gains                                    --
                                                                   --------
      Total distributions                                                --
                                                                   --------
Net asset value, end of period                                     $  33.14
                                                                   --------
                                                                   --------
TOTAL RETURN(b)                                                        5.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                    $ 41,857
Average net assets (000)                                           $ 21,761
Ratios to average net assets:(a)
   Expenses, including distribution fees                               1.40%(c)
   Expenses, excluding distribution fees                                .40%(c)
   Net investment income                                               (.06)%(c)

------------------------------
(a) Net of expense subsidy.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class B shares.
    40                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                   Class C
                                                            ----------------------
                                                             November 18, 1999(d)
                                                            Through March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $  31.53
                                                                   --------
Income from investment operations:
Net investment income(a)                                               (.01)
Net realized and unrealized gain on investment
transactions                                                           1.63
                                                                   --------
      Total from investment operations                                 1.62
                                                                   --------
Less distributions:
Dividends from net investment income                                     --
Distributions from net investment income                                 --
                                                                   --------
      Total distributions                                                --
                                                                   --------
Net asset value, end of period                                     $  33.15
                                                                   --------
                                                                   --------
TOTAL RETURN(b)                                                        5.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                    $ 20,646
Average net assets (000)                                           $ 11,877
Ratios to average net assets:(a)
   Expenses, including distribution fees                               1.40%(c)
   Expenses, excluding distribution fees                                .40%(c)
   Net investment income                                               (.06)%(c)

------------------------------
(a) Net of expense subsidy.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class C shares.
    See Notes to Financial Statements                                     41

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    28.96
                                                                  ----------------
Income from investment operations:
Net investment income(a)                                                    .18
Net realized and unrealized gain on investment transactions                4.81
                                                                  ----------------
      Total from investment operations                                     4.99
                                                                  ----------------
Less distributions:
Dividends from net investment income                                       (.32)
Distributions from net realized gains                                      (.34)
                                                                  ----------------
      Total distributions                                                  (.66)
                                                                  ----------------
Net asset value, end of period                                       $    33.29
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                           17.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $1,006,882
Average net assets (000)                                             $  993,243
Ratios to average net assets:(a)
   Expenses                                                                 .40%(c)
   Net investment income                                                    .91%(c)

------------------------------
(a) Net of expense subsidy.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
    42                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------------
    $  23.11             $  21.86             $  16.06             $  14.22             $  11.27
----------------     ----------------     ----------------     ----------------     ----------------
         .22                  .15                  .46                  .25                  .23
        6.07                 1.69                 5.75                 2.44                 2.97
----------------     ----------------     ----------------     ----------------     ----------------
        6.29                 1.84                 6.21                 2.69                 3.20
----------------     ----------------     ----------------     ----------------     ----------------
        (.26)                (.21)                (.26)                (.28)                (.22)
        (.18)                (.38)                (.15)                (.57)                (.03)
----------------     ----------------     ----------------     ----------------     ----------------
        (.44)                (.59)                (.41)                (.85)                (.25)
----------------     ----------------     ----------------     ----------------     ----------------
    $  28.96             $  23.11             $  21.86             $  16.06             $  14.22
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       27.41%                8.61%               39.34%               19.72%               29.02%
    $866,762             $381,374             $185,881             $184,379             $101,945
    $681,129             $313,721             $254,644             $142,540             $ 71,711
         .40%                 .40%                 .46%                 .60%                 .60%
        1.16%                1.30%                1.66%                1.92%                2.55%
           3%                   1%                   5%                   2%                  11%

    See Notes to Financial Statements                                     43

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class I
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    28.99
                                                                  ----------------
Income from investment operations:
Net investment income(a)                                                    .21
Net realized and unrealized gain on investment transactions                4.78
                                                                  ----------------
      Total from investment operations                                     4.99
                                                                  ----------------
Less distributions:
Dividends from net investment income                                       (.35)
Distributions from net realized gains                                      (.34)
                                                                  ----------------
      Total distributions                                                  (.69)
                                                                  ----------------
Net asset value, end of period                                       $    33.29
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                           17.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $1,294,873
Average net assets (000)                                             $1,111,797
Ratios to average net assets:(a)
   Expenses                                                                 .30%(c)
   Net investment income                                                   1.01%(c)

------------------------------
(a) Net of expense subsidy.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class I shares.
    44                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class I
---------------------------------------------------------------------------------------
         Year Ended September 30,                          August 1, 1997(d)
------------------------------------------               Through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
   $    23.13                 $  21.87                          $  21.87
----------------          ----------------                    ----------
          .36                      .31                               .06
         5.96                     1.55                              (.06)
----------------          ----------------                    ----------
         6.32                     1.86                                --
----------------          ----------------                    ----------
         (.28)                    (.22)                               --
         (.18)                    (.38)                               --
----------------          ----------------                    ----------
         (.46)                    (.60)                               --
----------------          ----------------                    ----------
   $    28.99                 $  23.13                          $  21.87
----------------          ----------------                    ----------
----------------          ----------------                    ----------
        27.55%                    8.69%                                0%
   $1,019,034                 $639,408                          $312,127
   $  915,642                 $505,605                          $296,788
          .30%                     .30%                              .30%(c)
         1.26%                    1.42%                             1.73%(c)

    See Notes to Financial Statements                                     45

Prudential Stock Index Fund
Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.


STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
  Small Capitalization Growth Fund
  Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
  Prudential Developing Markets Equity Fund
  Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
  International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

www.prudential.com         (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Target Funds
  Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

Prudential Stock Index Fund
Getting the Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.
We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:
Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.
See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.prudential.com             (800) 225-1852

Performance review
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.
Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information.
Please note that sometimes we discuss a security in the Performance Review that doesn't appear in this listing because it was sold before the close of the reporting period.
Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the
Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.
Statement of Operations
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Stock Index Fund
Getting the Most From Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.
Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities.
The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.
Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.
Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.
Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com           (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical $10,000
investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Stock Index Fund

Getting the Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:
There's No Reward Without Risk; but Is This Risk Worth
It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com           (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    NASDAQ   CUSIP
     Class A    PSIAX  74438C100
     Class B    PBSIX  74438C209
     Class C    PSICX  74438C308
     Class Z    PSIFX  74438C407
     Class I    PDSIX  74438C506

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
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(800) 225-1852


MF174E2  74438C100  74438C308
         74438C209  74438C407  74438C506


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